UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Currency Strategy, Fixed Income and Alternative Funds

Annual Report

August 31, 2016

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

Alternative Funds:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Economic Environment

Over the fiscal year ended August 31, 2016, the global economy continued to expand, but at a slower pace. Despite keeping markets on edge for much of 2015, the U.S. Federal Reserve (Fed) decided to begin the path to raising rates in December 2015. In its announcement, the Fed increased the band of the Federal Funds Rate target from 0 to 25 basis points to 25 to 50 basis points. In doing so, it sought to emphasize that it intended to “gradually” normalize short term interest rates.

2016 began with selloffs in global markets as investors questioned the ability of central banks to revive growth; and fears and headlines about a potential U.S. recession began to surface. However, as commodity markets began to stabilize and the assumed pace of Fed tightening was pushed back, risk assets rebounded to end the quarter unchanged. Since falling as low as $26 a barrel in February, crude oil prices have since rallied to $45 a barrel by the end of August. The rebound in oil was seen as a barometer for the broader commodity complex as well as global growth expectations. Many emerging market (EM) countries are net commodity exporters and have been net beneficiaries. On the contrary, after a four-year rally, the U.S. dollar has generally been experiencing a period of consolidation. On the back of a weaker U.S. dollar and a stronger commodity outlook, EM currencies broadly rebounded throughout most of the fiscal year.

In June 2016, British voters surprised markets by voting to leave the European Union (EU). After the vote, global bond yields fell, pricing in expectations of slower economic growth across the United Kingdom and Europe at large. Global markets sold off and yields on the 10-Year U.S. Treasury note declined to 1.47% by the end of June as investors flocked toward safe haven assets. Curiously, in the weeks following the “Brexit” vote, global equity markets rebounded erasing earlier losses. This was primarily due to the likely delay in the triggering of Article 50 of the Lisbon treaty which sets out how an EU country might voluntarily leave the union. The global economy continues to muddle along despite heightened concerns about valuations.

To conclude, the global outlook largely remains policy dependent. Despite much speculation for potentially multiple rate hikes in 2016, the Fed has continued to revise down the number of hikes. Going back to last August, economists and portfolio managers alike were mixed in their opinions about if and when the Fed would even begin to raise the Fed Funds Rate.

Foreign Exchange and Fixed Income Markets

In the developed world, Japanese policy makers have joined the European Central Bank in moving their target policy rates below zero. European government bond yields continued to grind lower, with some countries experiencing negative bond yields out through 10 years. Last year, European Central Bank President Mario Draghi told investors around the world to brace for an uptick in bond market volatility. Despite nascent sparks of volatility in August 2016, volatility in the bond market is significantly lower than in August 2015.

In the U.S., 10-year treasury yields experienced approximately a 100 basis point range, but ended the fiscal year about 64 basis points lower than where they started in August 2015 (2.22% vs. 1.58%). With the Fed signaling for a “low and slow” rate hiking cycle, both corporate and high yield spreads tightened. High yield spreads tightened by about 54 basis points over the fiscal year (5.44% vs. 4.90%), and about 349 basis points since its 1-year high in February (8.39% vs. 4.90%). Crude oil strength benefitted high yield issuers with significant exposure to commodities after a difficult 2015. Similarly, yields in EM bonds (both sovereign and corporates) fell, resulting in positive performance. For the first time in over three years, locally-denominated EM sovereign debt provided positive returns, in the form of declining local bond yields and EM currency appreciation.

On the currency front, contrary to performance last year, the U.S. dollar has since given back some its previous gains. A lack of continued divergent monetary policies from the Fed against that of European and Japanese foreign central banks supported a stronger

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

European euro and Japanese yen over the fiscal year. Several risk-off trading sessions propelled the Japanese yen even higher as the currency was viewed as a haven asset. Additionally, currencies of heavy commodity exporters such as the Norwegian krone, Canadian dollar, Australian dollar, and the New Zealand dollar have all ended the fiscal year positive as China concerns subsided and commodity prices roared back. Resounding crude oil strength and easing geopolitical concerns contributed to two of the best performing currencies, the Brazilian real and the Russian ruble, each appreciating around 23% and 13%, respectively, year to date.

Fixed Income and Currency Strategy Funds’ Performance

Currency Strategy Funds

Income return was a strong driver of fund performance over the last fiscal year, while the currency strategy funds continued to achieve exposure to the applicable currency markets by investing primarily in short-term U.S. money market securities and/or forward currency contracts. Among the single currency funds for the fiscal year, all 3 funds produced total returns based on NAV which exceeded the change in value of the underlying currency. Of the strongest performing single currency funds, the WisdomTree Brazilian Real Strategy Fund and the WisdomTree Indian Rupee Strategy Fund, generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The WisdomTree Brazilian Real Strategy Fund increased 25.66% for the fiscal year based on NAV, outperforming the 12.63% appreciation in the Brazilian real versus the U.S. dollar. The WisdomTree Indian Rupee Strategy Fund increased by 4.71% in value for the fiscal year based on NAV, while the Indian rupee spot currency returned -1.04%. The WisdomTree Chinese Yuan Strategy Fund, which returned -1.01% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through investments made in both onshore and offshore Chinese yuan forwards, outperforming the spot currency return of -4.14%.

The WisdomTree Emerging Currency Strategy Fund posted a 5.64% return over the fiscal year, outperforming its industry reference benchmark, the JP Morgan Emerging Local Markets Index Plus, which returned 5.62%. The Fund’s overweights to Colombia, Brazil, and Indonesia were the largest contributors to the outperformance as these currencies were among the best performers over the past year. Underweights to Mexico helped as the peso was the worst performing EM currency over the same period. The Fund’s underweight to Russia and overweight to South Africa detracted from overall Fund performance.

The WisdomTree Commodity Currency Strategy Fund increased by 8.19% over the fiscal year ended August 31, 2016 based on NAV. The Equal-Weighted Commodity Currency Composite returned 9.07% over the same period. Despite a poor start to the fiscal year, commodity currencies largely rebounded along with the broader commodity complex.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund returned -2.05% over the fiscal year, underperforming its reference benchmark, the Bloomberg Dollar Total Return Index, which returned -1.70%. Concerns about the economic outlook of the United Kingdom and Europe contributed to U.S. dollar strength against the British pound and European euro, and therefore contributed positively to Fund performance for the fiscal year. However, a tremendously strong Japanese yen was a major detractor to performance, and more than offset those gains. The underperformance to its reference benchmark was primarily due to changes in the value of forward currency contracts.

Fixed Income Funds

The WisdomTree Emerging Markets Local Debt Fund’s return of 10.34% based on NAV for the fiscal year was primarily driven by strong local bond returns that contributed both income and principal returns. The rebound in commodity prices in 2016 sparked a sharp

2	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

appreciation in EM currencies. Commodity exporters experienced the greatest gains as Brazil, Russia, and Colombia were prominent beneficiaries. As a region, Asian bonds fared better than those of Latin America, Europe, and South Africa sovereigns. Despite posting positive returns, the WisdomTree Emerging Markets Local Debt Fund underperformed its reference benchmark, the JP Morgan GBI-EM Global Diversified Index, by 0.99%.

Local Asian bonds performed well relative to local debt of other EM countries. The WisdomTree Asia Local Debt Fund gained 8.81% of its value based on NAV for the fiscal year ending August 31, 2016, underperforming its industry benchmark, the Markit iBoxx Asian Local Bond Index, by 2.42%. The Fund’s positive returns were most notably attributed to exposure to Indonesia, South Korea, and New Zealand. The Fund’s strategic exposure to Australia and New Zealand versus the Index were significant. Australia and New Zealand yields fell, while their currencies appreciated, both positive contributors for Fund returns.

The WisdomTree Emerging Markets Corporate Bond Fund invests in the dollar-denominated debt of emerging market corporate issuers and utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as its industry reference benchmark. During the recently ended fiscal year, the Fund generated a total return of 8.71% based on NAV, underperforming its industry reference benchmark by 2.15% which returned 10.86% during the period. An overall bias to energy and commodity-related sectors, and underweights to financials contributed to Fund performance.

The WisdomTree Australia & New Zealand Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in Australian or New Zealand dollars. The Fund employs a structured approach in balancing its investments between debt of sovereign and semi-government issuers (local, state, and territory governments of Australia) within the two countries and the debt of supranational and other agencies (for example, developmental organizations such as the World Bank or International Monetary Fund) in these countries. The Fund utilizes the Citigroup Australian Broad Investment-Grade Bond Index as its industry reference benchmark. The Fund outperformed its industry reference benchmark, which returned 12.89% versus the Fund’s return of 13.58% based on NAV for the fiscal year. The Fund benefitted positively from both currency and a local bond returns. Over the fiscal period, the Australian dollar and New Zealand dollar appreciated approximately 6% and 14% respectively. Falling Australian and New Zealand yields added to positive bond returns for the same period.

The WisdomTree Strategic Corporate Bond Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The Fund utilizes the Bloomberg Barclays Global Credit Index (Hedged) as its industry reference benchmark. The Bloomberg Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Bloomberg Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Bloomberg Barclays Multiverse Index is the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Bloomberg Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country. The Fund underperformed its industry reference benchmark, which returned 8.95% versus the Fund’s return of 7.85% based on NAV for the fiscal year.

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration. For the fiscal year ended August 31, 2016, the Index returned 1.86% versus the Fund’s return of 1.35% based on NAV. The difference between the Index and Fund returns are primarily due to representative

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

sampling, changes in the futures to cash bond basis, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2016, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration. For the fiscal year ended August 31, 2016, the Index returned -2.50% versus the Fund’s return of -3.11% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2016, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. For the fiscal year ended August 31, 2016, the Index returned 6.23% versus the Fund’s return of 5.92% based on NAV. The underperformance between the Fund and Index returns is primarily due to representative sampling and Fund expenses. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2016, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index. For the fiscal year ended August 31, 2016, the Index returned -0.12% versus the Fund’s return of -2.22% based on NAV. The underperformance is primarily due to representative sampling and Fund expenses. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2016, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period lower than where they began a year ago. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of derivatives detracted from Fund performance during the fiscal period.

The WisdomTree Japan Interest Rate Strategy Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index. For the fiscal year ended August 31, 2016, the Index returned -6.67% versus the Fund’s return of -8.10% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs. During the period, the Fund utilized short forward currency contracts and short Japan Government Bond futures contracts in a strategy designed to rise in value when the Japanese yen depreciates against the U.S. dollar and/or Japanese interest rates rise. For the fiscal year ended August 31, 2016, the Fund’s use of short forward currency contracts detracted from Fund performance as the Japanese yen strengthened against the U.S. dollar by approximately 17% during the period. For the fiscal year ended August 31, 2016, the Fund’s use of short Japan Government Bond futures contracts detracted from Fund performance as the yields on 10-year Japan Government Bonds decreased overall by approximately 44 basis points year-over-year.

4	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

The WisdomTree Bloomberg Floating Rate Treasury Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index. For the fiscal year ended August 31, 2016, the Index returned 0.46% versus the Fund’s return of 0.28% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

The WisdomTree Western Asset Unconstrained Bond Fund seeks to achieve a high level of return within the parameters of a focused risk-based target through investments across the global fixed income markets. The Fund is not managed to a benchmark. For the fiscal year ended August 31, 2016, the Fund has returned 5.09% based on NAV, with the main contributor to positive performance being a tightening in credit spreads of U.S. corporate and emerging market bonds. In comparison, the BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index has returned 0.46% in the same period. During the fiscal period ended August 31, 2016, the Fund utilized short futures contracts on U.S. Treasury bonds to hedge interest rate risk. At August 31, 2016, yields on 10-year and 30-year U.S. Treasury bonds ended the period 64 and 73 basis points lower, respectively, than at the start of the period. As a result of the overall decline in U.S. Treasury yields, the Fund’s use of short futures contracts to hedge against a rise in interest rates detracted from Fund performance during the fiscal period.

The WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund seeks to achieve the returns of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index. The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to re-weight subcomponents of the Bloomberg Barclays U.S. Aggregate Index with the aim of earning a higher yield while broadly retaining the risk characteristics of the U.S. Aggregate. For the fiscal year ended August 31, 2016, the Fund has returned 7.81% based on NAV while the Index has returned 7.75%. During the same period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Index (5.97%) by 184 basis points. As a result of its longer duration profile and overweight to corporate bonds relative to the Bloomberg Barclays U.S. Aggregate Index, the Fund benefitted from falling yields and tightening corporate spreads.

Alternative Funds

The WisdomTree Managed Futures Strategy Fund posted a -0.12% return based on NAV for the fiscal year ended August 31, 2016. The Fund underperformed its industry benchmark, the Diversified Trends Indicator Index by 1.25% based on NAV for the fiscal year. This was primarily due to deductions for Fund expenses and transaction costs.

Despite the Fed raising interest rates away from zero bound, longer term treasury yields generally fell over the fiscal year ended August 31, 2016. The market continues to grapple with the pace and timing of interest rate hikes in the U.S. At the beginning of 2016, there were expectations of up to 4 rate hikes. Since then, the Fed has yet to act on their second. Consequently, the U.S. dollar weakened and ended the fiscal year ending August 31, 2016 in negative territory. Although the European euro and British pound depreciated against the U.S. dollar on the back of concerns on Europe and United Kingdom growth, the Japanese yen sharply appreciated over the fiscal year. Gains from investments in Japanese yen more than offset losses from investments in the European euro and the British pound. Energy markets were significantly negative towards the end of 2015 before reversing course around the end first quarter of 2016. As a result, energy investments were a detractor to performance this year. Sugar ended the fiscal year nearly up 92%. Since peaking in 2014, livestock as a group continues to underperform. Live cattle and lean hog were among the bottom performing investments. Since hitting multiyear lows in December of 2015, both silver and gold picked up steam in the beginning of 2016, and never took the foot off the gas pedal. Led by 27% and 16% returns from silver and gold, the precious metals sector were strong contributors to Fund performance. In summary, investment positions in the sugar, the Japanese yen, and silver were the most significant contributors to performance. Conversely, positions in wheat, live cattle and corn were the largest detractors. Overall, the Fund’s use of derivatives contributed positively to performance for the fiscal year.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	5

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

The WisdomTree Global Real Return Fund posted a 5.29% return over the fiscal year ended August 31, 2016, underperforming its industry reference benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, which returned 8.24%. Over the course of the fiscal year, expectations for global inflation broadly improved as the Fed began its path to normalizing rates. Global inflation-linked investments contributed positively to performance. During the same period, the Fund utilized foreign currency contracts as hedges to offset currency risk from positions in international inflation linked bonds and international equities. The Fund’s use of forward foreign currency contracts broadly contributed positively to performance. These currency gains were primarily attributed to deprecation in the European euro and Mexican peso against the U.S. dollar.

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund posted a 7.77% return since its inception on February 24, 2016 through the fiscal period ended August 31, 2016, underperforming its industry reference benchmark, the CBOE S&P 500 PutWrite Index, which returned 8.00%. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs. During the fiscal period, to implement its investment strategy, the Fund employed the use of derivatives, specifically by writing put options on the S&P 500 Index (SPX) in return for a premium from the option buyer. By selling SPX Put options, the Fund receives a premium from the option buyer, which increases the Fund’s return if the option is not exercised and expires worthless (i.e. “out-of-the-money”). If, however, the value of the SPX increases beyond the amount of premiums received, the Fund’s returns would not be expected to increase accordingly. Further, if the value of the SPX falls below the SPX Put option’s strike price, the option finishes “in-the-money” and the Fund pays the option buyer the difference between the SPX Put option strike price and the value of the SPX which would result in a loss to the Fund and detract from Fund performance. During the fiscal period, the S&P 500 Index returned 13.79% which translated overall into positive performance for the Fund as the written SPX put options were generally out-of-the-money.

6	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	98.4%
Other Assets less Liabilities‡	1.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.23%, 10/20/16	63.2%
U.S. Treasury Bill, 0.25%, 9/15/16	35.2%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-2.05%	4.76%
Fund Market Price Returns	-2.02%	4.77%
Bloomberg Dollar Total Return Index	-1.70%	5.37%
Bloomberg Dollar Spot Index	-1.57%	5.77%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Brazilian Real Strategy Fund (BZF)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	81.0%
Repurchase Agreement	16.1%
Other Assets less Liabilities‡	2.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.28%, 9/8/16	64.0%
U.S. Treasury Bill, 0.28%, 9/22/16	17.0%
Deutsche Bank, tri-party repurchase agreement, 0.34%, 9/1/16††	16.1%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Brazilian Real Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	25.66%	-0.16%	-5.67%	0.19%
Fund Market Price Returns	25.84%	0.16%	-5.49%	0.12%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	26.83%	0.42%	-5.15%	1.19%
Brazilian real	12.63%	-9.75%	-13.26%	-7.73%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	68.7%
Repurchase Agreement	31.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.25%, 9/15/16	52.3%
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	31.1%
U.S. Treasury Bill, 0.23%, 10/20/16	16.4%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-1.01%	-0.90%	0.36%	0.96%
Fund Market Price Returns	-0.89%	-0.88%	0.33%	0.83%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	0.98%	0.19%	1.34%	2.08%
Chinese yuan	-4.14%	-2.63%	-0.93%	0.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Commodity Currency Strategy Fund (CCX)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	62.6%
Repurchase Agreement	31.5%
Other Assets less Liabilities‡	5.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.25%, 9/15/16	62.6%
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	31.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Commodity Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund invests in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. This list may change based on market developments. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.19%	-5.18%	-5.45%	-2.91%
Fund Market Price Returns	7.63%	-5.04%	-5.46%	-2.89%
Barclays Commodity Producers Currency Index[2]	3.33%	-7.07%	-7.23%	-4.60%
Equal-Weighted Commodity Currency Composite	9.07%	-4.54%	-4.78%	-2.22%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on September 24, 2010.
[2]	Total returns for the Index are only through June 6, 2016 as the Index has been discontinued by Barclays and, therefore, Index values are no longer available after this date.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	63.7%
Repurchase Agreement	32.0%
Other Assets less Liabilities‡	4.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.23%, 10/20/16	33.1%
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	32.0%
U.S. Treasury Bill, 0.25%, 9/15/16	30.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	5.64%	-2.95%	-3.71%	-0.12%
Fund Market Price Returns	5.45%	-2.87%	-3.71%	-0.24%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	5.62%	-2.30%	-2.52%	0.81%
Equal-Weighted Emerging Currency Composite	6.73%	-2.24%	-2.92%	0.70%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Indian Rupee Strategy Fund (ICN)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	67.3%
Repurchase Agreement	31.3%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.25%, 9/15/16	67.3%
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	31.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Indian Rupee Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.71%	6.38%	-1.33%	0.41%
Fund Market Price Returns	4.82%	6.02%	-1.39%	0.31%
JP Morgan Emerging Local Markets Index Plus (ELMI+) India	6.03%	6.86%	-0.61%	1.41%
Indian rupee	-1.04%	-0.07%	-7.20%	-5.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
Australia	13.1%
Supranational Bonds	12.9%
Thailand	12.8%
South Korea	7.6%
United States	7.3%
Hong Kong	6.7%
Philippines	6.6%
Malaysia	6.3%
Singapore	6.2%
Indonesia	4.1%
China	4.1%
New Zealand	2.7%
Other Assets less Liabilities‡	9.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	7.3%
Hong Kong Government Bond Programme, 2.46%, 8/4/21	4.4%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22, Reg S	4.4%
International Finance Corp., 8.25%, 6/10/21	4.2%
Malaysia Government Bond, 4.38%, 11/29/19, Series 0902	4.1%
Nordic Investment Bank, 3.50%, 1/30/18	4.1%
South Australian Government Financing Authority, 5.00%, 5/20/21, Series 21	4.1%
Thailand Government Bond, 2.55%, 6/26/20	3.8%
Thailand Government Bond, 3.85%, 12/12/25	3.2%
Western Australian Treasury Corp., 7.00%, 10/15/19, Series 19	3.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government securities.

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.81%	0.66%	-1.06%	0.38%
Fund Market Price Returns	9.30%	0.96%	-1.10%	0.36%
Markit iBoxx Asian Local Bond Index	11.23%	4.13%	1.88%	3.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
Australia	59.9%
Supranational Bonds	27.1%
New Zealand	11.8%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Australia Government Bond, 5.50%, 1/21/18, Series 132, Reg S	3.5%
Australia Government Bond, 3.25%, 10/21/18, Series 141, Reg S	2.7%
Nordic Investment Bank, 4.75%, 2/28/24	2.5%
Treasury Corp. of Victoria, 6.00%, 10/17/22, Series 1022	2.4%
Northern Territory Treasury Corp., 4.25%, 9/20/21	2.4%
European Bank for Reconstruction & Development, 0.50%, 9/1/23	2.4%
Western Australian Treasury Corp., 7.00%, 7/15/21, Series 21	2.4%
Australia Government Bond, 4.25%, 4/21/26, Series 142, Reg S	2.3%
Australia Government Bond, 4.50%, 4/21/33, Series 140, Reg S	2.3%
Queensland Treasury Corp., 6.25%, 2/21/20, Series 20, Reg S	2.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its investment objective through investments in fixed income instruments denominated in Australian or New Zealand dollars.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	13.58%	0.54%	-1.93%	1.50%
Fund Market Price Returns[2]	14.14%	0.66%	-1.96%	1.40%
Citigroup Australian Broad Investment-Grade Bond Index	12.89%	1.02%	-0.75%	4.50%
Spliced Australia & New Zealand Debt Composite	14.33%	1.72%	-0.58%	2.56%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 25, 2008.
[2]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
Corporate Bonds	41.9%
U.S. Government Agencies	24.6%
U.S. Government Obligations	16.3%
Commercial Mortgage-Backed Securities	6.6%
Foreign Corporate Bonds	6.3%
Foreign Government Obligations	2.4%
Municipal Bonds	1.0%
Asset-Backed Securities	0.4%
Foreign Government Agencies	0.2%
U.S. Government Agencies Sold Short	-0.5%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Note, 0.88%, 7/15/18	2.7%
U.S. Treasury Note, 2.00%, 2/15/23	2.2%
U.S. Treasury Note, 0.63%, 8/31/17	1.8%
U.S. Treasury Bond, 8.13%, 5/15/21	1.5%
U.S. Treasury Bond, 6.00%, 2/15/26	1.4%
U.S. Treasury Note, 1.25%, 11/30/18	1.3%
Tennessee Valley Authority, 5.88%, 4/1/36	1.1%
U.S. Treasury Note, 2.13%, 1/31/21	1.0%
U.S. Treasury Note, 2.00%, 2/28/21	1.0%
Federal National Mortgage Association, 6.63%, 11/15/30	1.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s net and gross annual expense ratios were 0.12% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	7.81%	6.74%
Fund Market Price Returns	8.06%	6.91%
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	7.75%	6.73%
Bloomberg Barclays U.S. Aggregate Index	5.97%	5.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	29.7%
U.S. Government Agencies	28.8%
Corporate Bonds	24.7%
Commercial Mortgage-Backed Securities	4.6%
Foreign Corporate Bonds	3.0%
Foreign Government Obligations	1.6%
Supranational Bond	1.6%
Municipal Bond	1.2%
Foreign Government Agencies	1.1%
Other Assets less Liabilities‡	3.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Note, 0.88%, 1/15/18	16.6%
U.S. Treasury Bond, 4.50%, 2/15/36	3.8%
U.S. Treasury Bond, 6.88%, 8/15/25	3.4%
U.S. Treasury Bond, 4.38%, 5/15/40	3.0%
U.S. Treasury Bond, 3.63%, 8/15/43	2.9%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/46	2.0%
Federal National Mortgage Association, 0.88%, 5/21/18	1.8%
Government National Mortgage Association, 4.00%, 9/1/46	1.8%
Federal Home Loan Mortgage Corp., 2.38%, 1/13/22	1.7%
European Investment Bank, 4.00%, 2/16/21	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.28%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-3.11%	-4.46%
Fund Market Price Returns	-2.78%	-4.38%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	-2.50%	-3.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Agencies	31.9%
U.S. Government Obligations	29.4%
Corporate Bonds	26.3%
Commercial Mortgage-Backed Securities	4.5%
Foreign Corporate Bonds	2.8%
Supranational Bond	2.2%
Foreign Government Obligations	1.4%
Municipal Bond	1.0%
U.S. Government Agencies Sold Short	-1.3%
Other Assets less Liabilities‡	1.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Note, 0.88%, 1/15/18	22.1%
U.S. Treasury Bond, 3.63%, 8/15/43	3.0%
Federal Home Loan Mortgage Corp., 2.38%, 1/13/22	3.0%
Federal National Mortgage Association, 0.88%, 5/21/18	2.3%
European Investment Bank, 4.00%, 2/16/21	2.2%
Federal National Mortgage Association, 5.00%, 9/1/46	2.1%
Federal Home Loan Mortgage Corp., 4.50%, 9/1/46	1.9%
U.S. Treasury Bond, 2.88%, 5/15/43	1.8%
Government National Mortgage Association, 3.50%, 8/20/44	1.7%
Federal National Mortgage Association, 3.50%, 9/1/46	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.23%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	1.35%	0.19%
Fund Market Price Returns	1.52%	0.20%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	1.86%	0.96%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	99.7%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 0.53%, 4/30/18	29.7%
U.S. Treasury Floating Rate Note, 0.61%, 1/31/18	29.6%
U.S. Treasury Floating Rate Note, 0.50%, 10/31/17	29.6%
U.S. Treasury Floating Rate Note, 0.51%, 7/31/18	10.8%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s net and gross annual expense ratios were 0.15% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.15% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	0.28%	0.09%
Fund Market Price Returns	0.24%	-0.06%
Bloomberg U.S. Treasury Floating Rate Bond Index	0.46%	0.23%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
Corporate Bonds	86.7%
Foreign Corporate Bonds	8.5%
Other Assets less Liabilities‡	4.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
DISH DBS Corp., 4.25%, 4/1/18	2.4%
CIT Group, Inc., 5.00%, 5/15/17	2.3%
Ally Financial, Inc., 5.50%, 2/15/17	2.1%
Sprint Communications, Inc., 9.00%, 11/15/18	2.0%
Navient Corp., 8.45%, 6/15/18, Series A	1.8%
Cablevision Systems Corp., 7.75%, 4/15/18	1.7%
iStar, Inc., 7.13%, 2/15/18	1.7%
Lennar Corp., 4.75%, 12/15/17	1.7%
KB Home, 4.75%, 5/15/19	1.7%
Pactiv LLC, 8.13%, 6/15/17	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.48%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-2.22%	-5.11%
Fund Market Price Returns	-2.69%	-5.24%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	-0.12%	-3.82%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	19

Performance Summary (unaudited)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
Corporate Bonds	83.5%
Foreign Corporate Bonds	13.0%
Other Assets less Liabilities‡	3.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Sprint Communications, Inc., 9.00%, 11/15/18	2.4%
CIT Group, Inc., 5.00%, 5/15/17	2.3%
Ally Financial, Inc., 5.50%, 2/15/17	2.2%
Navient Corp., 8.45%, 6/15/18, Series A	2.1%
Schaeffler Holding Finance B.V., 6.88%, 8/15/18, PIK	1.8%
Cablevision Systems Corp., 7.75%, 4/15/18	1.8%
Lennar Corp., 4.75%, 12/15/17	1.7%
Kinetic Concepts, Inc., 10.50%, 11/1/18	1.5%
MGM Resorts International, 7.63%, 1/15/17	1.5%
Wind Acquisition Finance S.A., 7.38%, 4/23/21	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.43%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	5.92%	1.68%
Fund Market Price Returns	6.44%	1.65%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	6.23%	1.97%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
Brazil	18.2%
Hong Kong	13.0%
China	10.5%
Russia	8.3%
Mexico	7.2%
United Arab Emirates	4.5%
Argentina	4.0%
Colombia	3.7%
India	3.2%
Singapore	3.1%
Kazakhstan	3.0%
Peru	2.9%
Morocco	2.9%
Indonesia	2.5%
Qatar	2.2%
Chile	2.1%
South Korea	1.7%
Macau	1.2%
Jamaica	1.0%
Philippines	0.8%
Guatemala	0.6%
Luxembourg	0.6%
Sweden	0.5%
Other Assets less Liabilities‡	2.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Petrobras Global Finance B.V., 5.38%, 1/27/21	4.6%
MDC-GMTN B.V., 5.50%, 4/20/21, Reg S	3.7%
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/8/22, Reg S	3.3%
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/8/23, Reg S	3.3%
KazMunayGas National Co. JSC, 6.38%, 4/9/21, Reg S	3.0%
OCP S.A., 5.63%, 4/25/24, Reg S	2.9%
Mexichem S.A.B. de C.V., 4.88%, 9/19/22, Reg S	2.8%
Southern Copper Corp., 5.25%, 11/8/42	2.7%
Ooredoo International Finance Ltd., 4.75%, 2/16/21, Reg S	2.2%
Braskem America Finance Co., 7.13%, 7/22/41, Reg S	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated April 14, 2016, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	8.71%	4.56%	3.83%
Fund Market Price Returns	8.65%	4.43%	3.63%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	10.86%	6.67%	5.41%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	21

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
Brazil	10.1%
Russia	9.8%
Thailand	7.8%
Colombia	6.8%
Poland	6.8%
Mexico	6.6%
Turkey	6.0%
South Africa	5.5%
Indonesia	4.3%
Supranational Bonds	4.3%
Malaysia	3.7%
South Korea	3.6%
Romania	3.5%
China	3.5%
Hungary	3.5%
Peru	3.4%
Philippines	3.3%
India	3.1%
United States	3.1%
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.34%, 9/1/16††	3.1%
Brazil Letras do Tesouro Nacional, 13.64%, 1/1/19	2.9%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	2.8%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Series F	2.2%
Colombian TES, 10.00%, 7/24/24, Series B	2.1%
Thailand Government Bond, 4.88%, 6/22/29	1.9%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	1.8%
Indonesia Treasury Bond, 8.25%, 6/15/32, Series FR58	1.8%
Colombian TES, 6.00%, 4/28/28, Series B	1.8%
India Government Bond, 9.20%, 9/30/30	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.34%	-2.14%	-2.87%	-0.49%
Fund Market Price Returns	10.28%	-1.93%	-2.92%	-0.63%
JP Morgan GBI-EM Global Diversified Index	11.33%	-1.82%	-2.38%	0.04%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

22	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	116.5%
Other Assets less Liabilities‡	-16.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.23%, 9/1/16	22.6%
U.S. Treasury Bill, 0.28%, 11/10/16	22.6%
U.S. Treasury Bill, 0.21%, 9/15/16	20.4%
U.S. Treasury Bill, 0.23%, 10/13/16	20.4%
U.S. Treasury Bill, 0.24%, 10/27/16	15.8%
U.S. Treasury Bill, 0.28%, 9/29/16	14.7%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Interest Rate Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated April 14, 2016, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-8.10%	-2.99%
Fund Market Price Returns	-8.35%	-3.37%
WisdomTree Japan Interest Rate Strategy Index	-6.67%	-1.92%
Bloomberg/EFFAS Bond Indices Japan Government 5-10 year Total Return Index	2.97%	2.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	23

Performance Summary (unaudited)

WisdomTree Strategic Corporate Bond Fund (CRDT)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
United States	55.7%
United Kingdom	12.1%
Germany	4.4%
Netherlands	3.8%
France	3.7%
Russia	2.9%
Italy	2.9%
Argentina	2.2%
Brazil	2.1%
Belgium	2.1%
Mexico	1.4%
Switzerland	1.2%
Canada	1.0%
Colombia	0.9%
Luxembourg	0.1%
Other Assets less Liabilities‡	3.5%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
Cooperatieve Rabobank UA, 5.25%, 8/4/45	3.8%
WestRock RKT Co., 4.45%, 3/1/19	3.5%
Bank of America Corp., 3.30%, 1/11/23	3.4%
Barclays Bank PLC, 7.63%, 11/21/22	3.0%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	3.0%
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	2.9%
Lukoil International Finance B.V., 6.13%, 11/9/20	2.9%
Intesa Sanpaolo SpA, 5.02%, 6/26/24	2.9%
General Electric Co., 6.88%, 1/10/39, Series A	2.8%
SFR Group S.A., 6.00%, 5/15/22	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Strategic Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such debt will include public, private, and state-owned or sponsored corporations.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated April 14, 2016, the Fund’s net and gross annual expense ratios were 0.45% and 0.50%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.45% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	7.85%	5.41%	4.22%
Fund Market Price Returns	8.03%	5.51%	4.12%
Bloomberg Barclays Global Credit Index (Hedged)	8.95%	5.90%	4.64%
Global Corporate Composite (Hedged)	9.58%	6.09%	4.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 31, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

24	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
Corporate Bonds	29.8%
U.S. Government Obligations	15.3%
Foreign Corporate Bonds	13.3%
Foreign Government Obligations	12.3%
Commercial Mortgage-Backed Securities	7.0%
Bank Loans	3.1%
Other Assets less Liabilities‡	19.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
GS Mortgage Securities Trust, 5.99%, 8/10/45, Series 2007-GG10, Class AM	7.0%
U.S. Treasury Bond, 3.13%, 8/15/44	5.3%
Argentine Republic Government International Bond, 7.13%, 7/6/36	4.3%
U.S. Treasury Note, 0.75%, 8/31/18	3.0%
Charter Communications Operating LLC, 4.91%, 7/23/25	2.7%
United Rentals North America, Inc., 5.50%, 7/15/25	2.5%
Ford Motor Credit Co., LLC, 8.13%, 1/15/20	2.4%
Majapahit Holding B.V., 7.75%, 1/20/20, Reg S	2.4%
Mexican Bonos, 10.00%, 12/5/24, Series M 20	2.3%
Petroleos Mexicanos, 6.63%, 6/15/35	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Western Asset Unconstrained Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s net and gross annual expense ratios were 0.55% and 0.60%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.55% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	5.09%	2.87%
Fund Market Price Returns	4.53%	2.27%
BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.46%	0.42%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 11, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	25

Performance Summary (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	73.9%
Written Options	-1.0%
Other Assets less Liabilities‡	27.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.29%, 11/17/16	73.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated February 19, 2016, the Fund’s net and gross annual expense ratios were 0.38% and 0.44%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/16

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	7.77%
Fund Market Price Returns	7.76%
CBOE S&P 500 PutWrite Index	8.00%
S&P 500® Index	13.79%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

26	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Country Breakdown† as of 8/31/16

Country	% of Net Assets
United States	43.6%
Mexico	7.5%
United Kingdom	5.8%
Canada	4.0%
Sweden	3.9%
Brazil	3.7%
South Africa	3.6%
Australia	3.5%
Turkey	2.2%
Other Assets less Liabilities‡	22.2%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Inflation Indexed Bond, 3.38%, 4/15/32	12.0%
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/24	6.8%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	6.6%
WisdomTree High Dividend Fund	4.9%
Sweden Inflation Linked Bond, 4.00%, 12/1/20, Series 3102	3.8%
Australia Inflation Linked Bond, 4.00%, 8/20/20, Series 20CI, Reg S	3.5%
U.S. Treasury Inflation Indexed Note, 2.13%, 1/15/19	3.4%
United Kingdom Inflation Linked Gilt, 1.25%, 11/22/27, Reg S	3.0%
United Kingdom Inflation Linked Gilt, 1.25%, 11/22/32, Reg S	2.8%
America Movil S.A.B. de C.V., 5.00%, 3/30/20	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2016, the Fund’s annual expense ratio was 0.65%. The prospectus expense ratio includes 0.05% of acquired fund fees and expenses (‘‘AFFEs’’). The prospectus expense ratio may not correlate to the expense ratio in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include AFFEs, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	5.29%	-0.09%	-1.64%	-1.34%
Fund Market Price Returns	5.58%	1.84%	-1.63%	-1.35%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	8.24%	2.88%	1.46%	1.96%
BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged)	9.99%	5.91%	4.61%	4.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	27

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/16

Investment Type	% of Net Assets
U.S. Government Obligations	88.4%
Other Assets less Liabilities‡	11.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/16

Description	% of Net Assets
U.S. Treasury Bill, 0.25%, 10/27/16	70.9%
U.S. Treasury Bill, 0.29%, 11/17/16	14.0%
U.S. Treasury Bill, 0.23%, 9/15/16	3.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated June 30, 2016, the Fund’s annual expense ratio was 0.75%. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.65% effective June 30, 2016 through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason.

Performance as of 8/31/16

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-0.12%	-0.64%	-3.47%	-3.17%
Fund Market Price Returns	-0.22%	-0.72%	-3.47%	-3.22%
Diversified Trends Indicator Index	1.13%	0.52%	-2.34%	-2.03%
Diversified Trends Indicator/WisdomTree Managed Futures Spliced Index[2]	0.84%	0.43%	-2.39%	-2.08%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.
[2]	Diversified Trends Indicator Index through June 30, 2016; WisdomTree Managed Futures Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

28	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Barclays Commodity Producers Currency Index:

The Barclays Commodity Producers Currency Index (“CPCI-6”) tracks the performance of long positions in the equally weighted six commodity currencies versus the U.S. dollar, expressed through one-month cash settled forward rate agreements. The six commodity currencies included in CPCI-6 are the Australian dollar, Brazilian real, Canadian dollar, Norwegian krone, Russian ruble, and South African rand. These currencies are selected to represent six resource rich economies, diversified in terms of geography, major commodities items exported and across developed and emerging economies. Index performance is only through June 6, 2016, as the index in no longer calculated.

Bloomberg Barclays Global Credit Index (Hedged):

The Bloomberg Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Bloomberg Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Bloomberg Barclays Multiverse Index is the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Bloomberg Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays U.S. Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	29

Description of Terms and Indexes (unaudited) (continued)

index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months. To be included in the index a security must have a minimum par of 1,000MM.

Bloomberg/EFFAS Bond Indices Japan Government 5-10 Year Total Return Index:

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged):

The BofA Merrill Lynch Global Diversified Inflation-Linked Index (Hedged) is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency but hedges the foreign currency exposures using forward currency contracts.

BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index:

The BofA Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

30	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Citigroup Australian Broad Investment-Grade Bond Index:

The Citigroup Australian Broad Investment-Grade Bond Index is a market capitalization-weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers).

Diversified Trends Indicator Index:

The Diversified Trends Indicator (“DTI”) Index is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the Commodity Currency Strategy Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Returns for the individual developed market countries are represented by the returns of the BofA Merrill Lynch One-Month Constant Maturity LIBID Index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging currency positions. The BofA Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward (“NDF”) currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	31

Description of Terms and Indexes (unaudited) (continued)

Global Corporate Composite (Hedged):

The Global Corporate Composite (Hedged) consists of a blend of 75% Bloomberg Barclays Global Aggregate Corporate Index — Hedged USD and 25% Bloomberg Barclays Global High Yield Index — Hedged USD. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The Bloomberg Barclays Global High-Yield Index provides a broad-based measure of the global high-yield fixed income markets.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) India:

The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

32	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Markit iBoxx Asian Local Bond Index:

The Markit iBoxx Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: South Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

Spliced Australia & New Zealand Debt Composite:

A spliced index which tracks the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks a weighted exposure to the local currency bond markets of Australia and New Zealand. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Bond Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly. The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits. The JP Morgan New Zealand Government Bond Index is a market capitalization-weighted index of locally denominated, fixed rate government debt.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign exchange contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Brazilian real and Indian rupee spot return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot and the beginning of period spot rate using WM/Reuters London closing rates and WM/Reuters Singapore closing rates, respectively. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Japan Interest Rate Strategy Index:

The WisdomTree Japan Interest Rate Strategy Index is designed to provide long exposure to monthly U.S. Treasury Bill returns plus short exposure to the monthly performance of Japanese government bonds while at the same time offsetting a portion of the exposure to fluctuations of the Japanese yen relative to the U.S. dollar (the amount of currency exposure to be offset is determined periodically with reference to its contribution to the overall volatility of the index).

WisdomTree Managed Futures Index:

The WisdomTree Managed Futures Index is a long/short, rules-based Index designed to provide exposure to a portfolio consisting of diversified futures contracts for commodities, currencies and interest rates. On a monthly basis, assets with lower realized volatility will be selected, and a determination to go long or short the futures contracts of the selected assets under a proprietary composite momentum framework will be made. The composite momentum framework incorporates multiple momentum signals to decide the direction and weight in the Index.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	33

Description of Terms and Indexes (unaudited) (continued)

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) or Bloomberg licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto — whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Investors should consider obtaining independent advice before making any financial decisions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective

34	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (concluded)

affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 Put Write Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	35

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/16 to 8/31/16” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio Based on the Period‡ 3/1/16 to 8/31/16	Expenses Paid During the Period† 3/1/16 to 8/31/16
WisdomTree Bloomberg U.S. Dollar Bullish Fund
Actual	$1,000.00	$964.50	0.50%	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
WisdomTree Brazilian Real Strategy Fund
Actual	$1,000.00	$1,293.40	0.45%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Chinese Yuan Strategy Fund
Actual	$1,000.00	$991.50	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Commodity Currency Strategy Fund
Actual	$1,000.00	$1,111.30	0.55%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Emerging Currency Strategy Fund
Actual	$1,000.00	$1,076.00	0.55%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Indian Rupee Strategy Fund
Actual	$1,000.00	$1,056.90	0.45%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$1,068.50	0.55%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Australia & New Zealand Debt Fund
Actual	$1,000.00	$1,098.10	0.30%[1]	$1.58
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	0.30%[1]	$1.53
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund
Actual	$1,000.00	$1,060.20	0.12%*	$0.62
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	0.12%*	$0.61
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
Actual	$1,000.00	$1,004.40	0.28%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.28%	$1.42
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund
Actual	$1,000.00	$1,024.20	0.23%	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	0.23%	$1.17
WisdomTree Bloomberg Floating Rate Treasury Fund
Actual	$1,000.00	$1,003.20	0.15%*	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	0.15%*	$0.76
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund
Actual	$1,000.00	$1,084.70	0.48%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	0.48%	$2.44
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund
Actual	$1,000.00	$1,127.10	0.43%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	0.43%	$2.19
WisdomTree Emerging Markets Corporate Bond Fund
Actual	$1,000.00	$1,117.30	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	37

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio Based on the Period‡ 3/1/16 to 8/31/16	Expenses Paid During the Period† 3/1/16 to 8/31/16
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$1,127.90	0.55%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Japan Interest Rate Strategy Fund (consolidated)
Actual	$1,000.00	$974.20	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
WisdomTree Strategic Corporate Bond Fund
Actual	$1,000.00	$1,084.50	0.45%*	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%*	$2.29
WisdomTree Western Asset Unconstrained Bond Fund
Actual	$1,000.00	$1,082.40	0.55%*	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%*	$2.80
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
Actual	$1,000.00	$1,075.50	0.38%*	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.23	0.38%*	$1.93
WisdomTree Global Real Return Fund (consolidated)
Actual	$1,000.00	$1,070.20	0.60%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$962.50	0.86%[2]	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.86%[2]	$4.37
‡	The annualized expense ratio does not include AFFEs, which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period).

*	WisdomTree Asset Management, Inc. has contractually agreed to limit its management fee to 0.12%, 0.15%, 0.45%, 0.55% and 0.38% for WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree Strategic Corporate Bond Fund, WisdomTree Western Asset Unconstrained Bond Fund and WisdomTree CBOE S&P 500 PutWrite Strategy Fund, respectively, through December 31, 2016, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

1	Effective November 10, 2015, WisdomTree Asset Management, Inc. has voluntarily agreed to waive 0.15% of its management fee. This voluntary waiver may be reduced or discontinued at any time without notice.

2	Effective June 30, 2016, WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.65% through December 31, 2017, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

38	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 98.4%
U.S. Treasury Bills – 98.4%
U.S. Treasury Bills
0.25%, 9/15/16*	$83,470,000	$83,463,823
0.23%, 10/20/16*	149,840,000	149,795,348
TOTAL INVESTMENTS IN SECURITIES – 98.4% (Cost: $233,255,144)		233,259,171
Cash and Other Assets in Excess of Liabilities – 1.6%		3,800,028

NET ASSETS – 100.0%		$237,059,199
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/6/2016	AUD	3,204,800	USD	2,432,841	$24,510
9/6/2016	AUD	4,206,300	USD	3,193,129	32,195
9/6/2016	AUD	4,206,300	USD	3,193,717	32,784
9/6/2016	AUD	4,206,300	USD	3,193,225	32,292
9/6/2016	AUD	4,206,300	USD	3,193,124	32,191
9/6/2016	BRL	3,530,100	USD	1,076,008	(16,033)
9/6/2016	BRL	2,689,600	USD	816,006	(16,025)
9/6/2016	BRL	3,530,100	USD	1,077,104	(14,937)
9/6/2016	BRL	3,530,100	USD	1,076,775	(15,266)
9/6/2016	BRL	3,530,100	USD	1,075,922	(16,119)
9/6/2016	CAD	5,976,000	USD	4,578,005	20,919
9/6/2016	CAD	7,843,500	USD	6,008,328	27,153
9/6/2016	CAD	7,843,500	USD	6,008,554	27,378
9/6/2016	CAD	7,843,500	USD	6,008,609	27,433
9/6/2016	CAD	7,843,500	USD	6,008,043	26,867
9/6/2016	CHF	1,690,400	USD	1,747,203	28,212
9/6/2016	CHF	2,218,650	USD	2,293,143	36,966
9/6/2016	CHF	2,218,650	USD	2,293,010	36,833
9/6/2016	CHF	2,218,650	USD	2,293,176	36,999
9/6/2016	CHF	2,218,650	USD	2,292,728	36,551
9/6/2016	CNH	7,899,200	USD	1,190,136	9,579
9/6/2016	CNH	10,367,700	USD	1,562,218	12,737
9/6/2016	CNH	10,367,700	USD	1,562,177	12,696
9/6/2016	CNH	10,367,700	USD	1,562,455	12,974
9/6/2016	CNH	10,367,700	USD	1,562,342	12,861
9/6/2016	EUR	14,839,650	USD	16,612,855	57,675
9/6/2016	EUR	14,839,650	USD	16,612,083	56,903
9/6/2016	EUR	14,839,650	USD	16,611,207	56,027
9/6/2016	EUR	11,306,400	USD	12,656,780	43,309
9/6/2016	EUR	14,839,650	USD	16,612,098	56,918
9/6/2016	GBP	3,731,700	USD	4,941,163	40,585
9/6/2016	GBP	3,731,700	USD	4,940,304	39,726
9/6/2016	GBP	2,843,200	USD	3,762,776	29,002
9/6/2016	GBP	3,731,700	USD	4,941,260	40,682
9/6/2016	GBP	3,731,700	USD	4,941,107	40,529
9/6/2016	JPY	1,002,007,650	USD	9,831,431	145,946
9/6/2016	JPY	1,002,007,650	USD	9,830,833	145,348

FOREIGN CURRENCY CONTRACTS (continued)
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/6/2016	JPY	1,002,007,650	USD	9,831,219	$145,734
9/6/2016	JPY	763,434,400	USD	7,490,673	111,256
9/6/2016	JPY	1,002,007,650	USD	9,830,293	144,808
9/6/2016	KRW	1,997,940,000	USD	1,795,982	4,153
9/6/2016	KRW	1,997,940,000	USD	1,783,047	(8,781)
9/6/2016	KRW	1,997,940,000	USD	1,795,756	3,927
9/6/2016	KRW	1,522,240,000	USD	1,368,156	2,953
9/6/2016	KRW	1,997,940,000	USD	1,782,902	(8,927)
9/6/2016	MXN	96,628,350	USD	5,134,087	(1,974)
9/6/2016	MXN	73,621,600	USD	3,911,673	(1,516)
9/6/2016	MXN	96,628,350	USD	5,135,490	(571)
9/6/2016	MXN	96,628,350	USD	5,135,217	(844)
9/6/2016	MXN	96,628,350	USD	5,132,326	(3,735)
9/6/2016	USD	365,884	AUD	485,000	(1,418)
9/6/2016	USD	161,806	AUD	210,391	(3,703)
9/6/2016	USD	159,836	AUD	209,889	(2,109)
9/6/2016	USD	157,523	AUD	209,801	138
9/6/2016	USD	2,273,800	AUD	3,026,391	460
9/6/2016	USD	2,984,914	AUD	3,972,132	48
9/6/2016	USD	2,984,966	AUD	3,972,132	(4)
9/6/2016	USD	2,984,299	AUD	3,972,132	663
9/6/2016	USD	2,984,898	AUD	3,972,132	63
9/6/2016	USD	131,834	BRL	435,000	2,734
9/6/2016	USD	54,801	BRL	176,268	(272)
9/6/2016	USD	54,316	BRL	175,847	83
9/6/2016	USD	54,394	BRL	175,773	(18)
9/6/2016	USD	1,030,023	BRL	3,327,893	(535)
9/6/2016	USD	1,030,563	BRL	3,327,893	(1,075)
9/6/2016	USD	1,026,896	BRL	3,327,893	2,592
9/6/2016	USD	785,897	BRL	2,535,540	(1,525)
9/6/2016	USD	1,030,403	BRL	3,327,893	(915)
9/6/2016	USD	679,225	CAD	890,000	(543)
9/6/2016	USD	305,411	CAD	392,472	(6,126)
9/6/2016	USD	302,936	CAD	391,535	(4,365)
9/6/2016	USD	298,835	CAD	391,370	(390)
9/6/2016	USD	5,648,625	CAD	7,409,770	1,804
9/6/2016	USD	5,650,503	CAD	7,409,770	(75)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	39

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2016

FOREIGN CURRENCY CONTRACTS (continued)
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/6/2016	USD	4,304,446	CAD	5,645,543	$646
9/6/2016	USD	5,650,305	CAD	7,409,770	124
9/6/2016	USD	5,650,348	CAD	7,409,770	81
9/6/2016	USD	290,029	CHF	280,000	(5,293)
9/6/2016	USD	115,162	CHF	110,713	(2,576)
9/6/2016	USD	114,154	CHF	110,448	(1,837)
9/6/2016	USD	112,255	CHF	110,402	14
9/6/2016	USD	2,126,413	CHF	2,090,221	(837)
9/6/2016	USD	2,125,645	CHF	2,090,221	(70)
9/6/2016	USD	2,125,545	CHF	2,090,221	30
9/6/2016	USD	2,125,511	CHF	2,090,221	65
9/6/2016	USD	1,618,909	CHF	1,592,553	581
9/6/2016	USD	132,261	CNH	880,000	(743)
9/6/2016	USD	78,725	CNH	521,969	(716)
9/6/2016	USD	78,081	CNH	520,722	(258)
9/6/2016	USD	77,768	CNH	520,503	22
9/6/2016	USD	1,472,874	CNH	9,854,629	(72)
9/6/2016	USD	1,473,078	CNH	9,854,629	(277)
9/6/2016	USD	1,472,597	CNH	9,854,629	205
9/6/2016	USD	1,472,664	CNH	9,854,629	137
9/6/2016	USD	1,122,030	CNH	7,508,290	104
9/6/2016	USD	1,699,845	EUR	1,520,000	(4,126)
9/6/2016	USD	840,183	EUR	744,309	(9,828)
9/6/2016	USD	837,943	EUR	742,531	(9,572)
9/6/2016	USD	827,262	EUR	742,219	760
9/6/2016	USD	11,942,667	EUR	10,706,553	1,611
9/6/2016	USD	15,682,040	EUR	14,052,347	(5,179)
9/6/2016	USD	15,676,559	EUR	14,052,347	302
9/6/2016	USD	15,676,840	EUR	14,052,347	21
9/6/2016	USD	15,676,377	EUR	14,052,347	485
9/6/2016	USD	554,547	GBP	420,000	(2,991)
9/6/2016	USD	243,630	GBP	186,763	1,633
9/6/2016	USD	245,786	GBP	186,317	(1,109)
9/6/2016	USD	243,602	GBP	186,239	973
9/6/2016	USD	4,630,371	GBP	3,526,043	132
9/6/2016	USD	4,629,144	GBP	3,526,043	1,359
9/6/2016	USD	4,630,470	GBP	3,526,043	33
9/6/2016	USD	4,630,322	GBP	3,526,043	181
9/6/2016	USD	3,527,292	GBP	2,686,509	710
9/6/2016	USD	1,628,080	JPY	166,565,000	(18,050)
9/6/2016	USD	494,696	JPY	49,569,289	(15,555)
9/6/2016	USD	491,855	JPY	49,450,847	(13,859)
9/6/2016	USD	480,026	JPY	49,430,100	(2,231)
9/6/2016	USD	6,891,129	JPY	713,031,964	1,094
9/6/2016	USD	9,045,760	JPY	935,854,450	282
9/6/2016	USD	9,049,346	JPY	935,854,450	(3,304)
9/6/2016	USD	9,046,040	JPY	935,854,450	2
9/6/2016	USD	9,045,673	JPY	935,854,450	370
9/6/2016	USD	141,748	KRW	157,000,000	(944)
9/6/2016	USD	91,943	KRW	100,723,107	(1,610)
9/6/2016	USD	90,103	KRW	100,482,437	14
9/6/2016	USD	89,641	KRW	100,440,281	$438
9/6/2016	USD	1,702,439	KRW	1,901,624,376	3,010
9/6/2016	USD	1,299,178	KRW	1,448,856,671	211
9/6/2016	USD	1,705,493	KRW	1,901,624,376	(44)
9/6/2016	USD	1,705,573	KRW	1,901,624,376	(124)
9/6/2016	USD	1,703,006	KRW	1,901,624,376	2,443
9/6/2016	USD	515,667	MXN	9,760,000	3,104
9/6/2016	USD	268,292	MXN	4,848,046	(10,605)
9/6/2016	USD	263,002	MXN	4,836,462	(5,931)
9/6/2016	USD	257,192	MXN	4,834,433	(228)
9/6/2016	USD	4,854,892	MXN	91,529,772	10,165
9/6/2016	USD	4,865,202	MXN	91,529,772	(144)
9/6/2016	USD	4,865,246	MXN	91,529,772	(188)
9/6/2016	USD	4,865,000	MXN	91,529,772	58
9/6/2016	USD	3,706,180	MXN	69,736,971	530
10/6/2016	AUD	4,042,500	USD	3,035,489	(117)
10/6/2016	AUD	3,080,000	USD	2,312,353	(490)
10/6/2016	AUD	4,042,500	USD	3,035,542	(65)
10/6/2016	AUD	4,042,500	USD	3,034,854	(752)
10/6/2016	AUD	4,042,500	USD	3,035,505	(101)
10/6/2016	BRL	3,383,100	USD	1,037,538	144
10/6/2016	BRL	3,383,100	USD	1,033,741	(3,653)
10/6/2016	BRL	3,383,100	USD	1,037,439	45
10/6/2016	BRL	2,577,600	USD	791,330	935
10/6/2016	BRL	3,383,100	USD	1,037,633	239
10/6/2016	CAD	7,477,050	USD	5,702,374	(242)
10/6/2016	CAD	5,696,800	USD	4,344,126	(724)
10/6/2016	CAD	7,477,050	USD	5,702,605	(11)
10/6/2016	CAD	7,477,050	USD	5,700,600	(2,016)
10/6/2016	CAD	7,477,050	USD	5,702,366	(251)
10/6/2016	CHF	2,133,600	USD	2,173,751	(51)
10/6/2016	CHF	2,133,600	USD	2,173,771	(31)
10/6/2016	CHF	1,625,600	USD	1,655,628	(602)
10/6/2016	CHF	2,133,600	USD	2,173,723	(80)
10/6/2016	CHF	2,133,600	USD	2,174,649	846
10/6/2016	EUR	14,175,000	USD	15,834,566	(327)
10/6/2016	EUR	10,800,000	USD	12,062,941	(1,739)
10/6/2016	EUR	14,175,000	USD	15,834,907	13
10/6/2016	EUR	14,175,000	USD	15,839,712	4,819
10/6/2016	EUR	14,175,000	USD	15,834,510	(384)
10/6/2016	GBP	3,593,100	USD	4,722,117	(84)
10/6/2016	GBP	2,737,600	USD	3,597,152	(715)
10/6/2016	GBP	3,593,100	USD	4,720,751	(1,449)
10/6/2016	GBP	3,593,100	USD	4,722,095	(105)
10/6/2016	GBP	3,593,100	USD	4,722,020	(181)
10/6/2016	JPY	944,119,050	USD	9,138,593	(426)
10/6/2016	JPY	944,119,050	USD	9,138,956	(64)
10/6/2016	JPY	719,328,800	USD	6,962,024	(1,039)
10/6/2016	JPY	944,119,050	USD	9,142,248	3,228
10/6/2016	JPY	944,119,050	USD	9,138,761	(258)
10/6/2016	KRW	1,912,470,000	USD	1,714,835	(143)

See Notes to Financial Statements.

40	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2016

FOREIGN CURRENCY CONTRACTS (continued)
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
10/6/2016	KRW	1,457,120,000	USD	1,306,225	$(425)
10/6/2016	KRW	1,912,470,000	USD	1,712,286	(2,692)
10/6/2016	KRW	1,912,470,000	USD	1,714,747	(231)
10/6/2016	KRW	1,912,470,000	USD	1,711,765	(3,213)
10/6/2016	MXN	70,869,600	USD	3,755,001	(1,368)
10/6/2016	MXN	93,016,350	USD	4,930,200	(35)
10/6/2016	MXN	93,016,350	USD	4,919,489	(10,745)
10/6/2016	MXN	93,016,350	USD	4,929,891	(343)
10/6/2016	MXN	93,016,350	USD	4,929,784	(450)
10/13/2016	CNH	10,014,900	USD	1,494,419	(390)
10/13/2016	CNH	10,014,900	USD	1,494,728	(81)
10/13/2016	CNH	10,014,900	USD	1,494,511	(298)
10/13/2016	CNH	7,630,400	USD	1,138,696	(206)
10/13/2016	CNH	10,014,900	USD	1,494,380	(429)
					$1,453,287

CURRENCY LEGEND

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

CNH – Offshore Chinese renminbi

EUR – Euro

GBP – British pound

JPY – Japanese yen

KRW – South Korean won

MXN – Mexican peso

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	41

Schedule of Investments

WisdomTree Brazilian Real Strategy Fund (BZF)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 81.0%
U.S. Treasury Bills – 81.0%
U.S. Treasury Bills
0.28%, 9/8/16*	$15,000,000	$14,999,475
0.28%, 9/22/16*	4,000,000	3,999,536
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $18,998,539)		18,999,011
REPURCHASE AGREEMENT – 16.1%
United States – 16.1%
Deutsche Bank, tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $3,769,036 (fully collateralized by U.S. Treasury Note, 2.25% due 11/30/17; Market value – $3,844,390) (Cost: $3,769,000)	3,769,000	3,769,000
TOTAL INVESTMENTS IN SECURITIES – 97.1% (Cost: $22,767,539)		22,768,011
Cash and Other Assets in Excess of Liabilities – 2.9%		680,008

NET ASSETS – 100.0%		$23,448,019
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
10/4/2016	USD	4,007,662	BRL	13,600,000	$158,260
10/4/2016	USD	5,879,699	BRL	19,955,700	233,086
11/3/2016	USD	5,672,706	BRL	19,100,000	125,539
11/3/2016	USD	7,159,032	BRL	24,115,200	161,693
					$678,578

CURRENCY LEGEND

BRL – Brazilian real

USD – U.S. dollar

See Notes to Financial Statements.

42	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 68.7%
U.S. Treasury Bills – 68.7%
U.S. Treasury Bills
0.25%, 9/15/16*	$25,542,000	$25,540,110
0.23%, 10/20/16*	8,000,000	7,997,616
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $33,537,048)		33,537,726
REPURCHASE AGREEMENT – 31.1%
United States – 31.1%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $15,200,144 (fully collateralized by Fannie Mae, 5.00% – 5.90% due 11/1/40 – 11/1/47, Federal Home Loan Banks, 1.38% – 2.13% due 3/9/18 – 6/10/22, U.S. Treasury Floating Rate Note, 0.45% due 10/31/17 and U.S. Treasury Strip Principal, 0.00% due 5/15/19; Market value – $15,700,429) (Cost: $15,200,000)	15,200,000	15,200,000
TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $48,737,048)		48,737,726
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 0.2%		105,678

NET ASSETS – 100.0%		$48,843,404
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/7/2016	CNH	9,764,500	USD	1,482,052	$22,769
9/7/2016	CNH	49,925,734	USD	7,516,106	54,815
9/7/2016	CNH	47,967,863	USD	7,220,813	52,122
9/7/2016	CNY	8,750,000	USD	1,326,964	17,560
9/7/2016	CNY	44,751,707	USD	6,738,700	41,777
9/7/2016	CNY	42,996,740	USD	6,473,463	39,164
9/7/2016	USD	7,980,465	CNH	52,752,468	(96,725)
9/7/2016	USD	8,305,444	CNH	54,905,629	(99,919)
9/7/2016	USD	7,146,953	CNY	47,284,240	(71,046)
9/7/2016	USD	7,436,417	CNY	49,214,207	(71,698)
10/11/2016	USD	5,213,793	CNY	34,562,234	(51,955)
10/11/2016	USD	5,425,128	CNY	35,972,937	(52,602)
11/7/2016	USD	5,205,408	CNY	35,035,000	17,460
11/7/2016	USD	5,417,069	CNY	36,465,000	18,977
12/21/2016	USD	7,221,511	CNH	48,163,870	(59,289)
12/21/2016	USD	7,516,492	CNH	50,129,742	(61,935)
12/21/2016	USD	6,734,827	CNY	45,008,851	(46,404)
12/21/2016	USD	6,469,749	CNY	43,243,799	(43,616)
					$(390,545)

CURRENCY LEGEND

CNH – Offshore Chinese renminbi

CNY – Chinese yuan

USD – U.S. dollar

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	43

Schedule of Investments

WisdomTree Commodity Currency Strategy Fund (CCX)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 62.6%
U.S. Treasury Bill – 62.6%
U.S. Treasury Bill 0.25%, 9/15/16* (Cost: $3,149,697)	$3,150,000	$3,149,767
REPURCHASE AGREEMENT – 31.5%
United States – 31.5%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $1,585,015 (fully collateralized by Fannie Mae, 3.50% – 6.50% due 11/1/30 – 1/1/49, Ginnie Mae, 4.00% – 5.00% due 2/15/39 – 11/15/45, U.S. Treasury Note, 0.88% due 5/15/19, U.S. Treasury Strips Coupon, 0.00% due 11/15/20 – 8/15/43 and U.S. Treasury Strip Principal, 0.00% due 2/15/41; Market value – $1,639,390) (Cost: $1,585,000)	1,585,000	1,585,000
TOTAL INVESTMENTS IN SECURITIES – 94.1% (Cost: $4,734,697)		4,734,767
Cash and Other Assets in Excess of Liabilities – 5.9%		299,298

NET ASSETS – 100.0%		$5,034,065
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver				In Exchange For				Unrealized Gain (Loss)
9/6/2016	AUD		837,101		USD		628,833		$(229)
9/6/2016	BRL		2,219,011		USD		680,584		(4,882)
9/6/2016	CAD		784,354		USD		599,549		1,721
9/6/2016	CLP		419,488,806		USD		622,387		4,674
9/6/2016	NOK		4,995,399		USD		598,448		(442)
9/6/2016	NZD		891,915		USD		643,740		(3,227)
9/6/2016	RUB		40,361,476		USD		617,904		839
9/6/2016	USD		599,951		AUD		837,101		29,110
9/6/2016	USD		596,188		BRL		2,219,011		89,278
9/6/2016	USD		602,015		CAD		784,354		(4,187)
9/6/2016	USD		605,022		CLP		419,488,806		12,691
9/6/2016	USD		599,540		NOK		4,995,399		(650)
9/6/2016	USD		596,059		NZD		891,915		50,908
9/6/2016	USD		592,679		RUB		40,361,476		24,386
9/6/2016	USD		601,700		ZAR		9,603,968		50,494
9/6/2016	ZAR		9,603,968		USD		662,491		10,297
9/27/2016	AUD		10,000		USD		7,508		(2)
9/27/2016	BRL		45,000		USD		13,790		(23)
9/27/2016	CAD		15,000		USD		11,424		(10)
9/27/2016	NZD		15,000		USD		10,866		(5)
9/27/2016	RUB		885,000		USD		13,452		(6)
9/27/2016	USD		638,183		AUD		850,000		237
9/27/2016	USD		641,680		BRL		2,105,000		4,491
9/27/2016	USD		642,149		CAD		840,000		(1,841)
9/27/2016	USD		631,197		CLP		426,235,000		(4,613)
9/27/2016		USD		630,784		NOK		5,265,000		$461
9/27/2016		USD		641,775		NZD		890,000		3,222
9/27/2016		USD		641,697		RUB		42,130,000		(1,027)
9/27/2016		USD		639,887		ZAR		9,315,000		(9,919)
9/27/2016		ZAR		160,000		USD		10,816		(5)
										$251,741

CURRENCY LEGEND

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CLP – Chilean peso

NOK – Norwegian krone

NZD – New Zealand dollar

RUB – Russian ruble

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

44	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2016

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 63.7%
U.S. Treasury Bills – 63.7%
U.S. Treasury Bills
0.25%, 9/15/16*	$13,186,000	$13,185,024
0.23%, 10/20/16*	14,300,000	14,295,739
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $27,480,266)		27,480,763
REPURCHASE AGREEMENT – 32.0%
United States – 32.0%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $13,800,130 (fully collateralized by Fannie Mae, 1.25% – 10.00% due 4/25/20 – 4/24/26, Federal Home Loan Bank, 1.38% due 3/9/18, Freddie Mac, 1.75% due 5/30/19, U.S. Treasury Strips Coupon, 0.00% due 8/15/19 – 11/15/34 and U.S. Treasury Strip Principal, 0.00% due 2/15/46; Market value – $14,430,717) (Cost: $13,800,000)	13,800,000	13,800,000
TOTAL INVESTMENTS IN SECURITIES – 95.7% (Cost: $41,280,266)		41,280,763
Cash and Other Assets in Excess of Liabilities – 4.3%		1,848,863

NET ASSETS – 100.0%		$43,129,626
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
11/3/2016	USD	2,859,667	BRL	9,650,000	$69,813
11/3/2016	USD	2,814,796	CLP	1,887,630,000	(47,808)
11/3/2016	USD	2,857,570	CNH	19,130,000	(5,626)
11/3/2016	USD	2,847,336	COP	8,950,600,000	146,894
11/3/2016	USD	2,861,067	IDR	38,023,585,000	(24,866)
11/3/2016	USD	914,679	INR	62,219,200	5,456
11/3/2016	USD	971,818	INR	66,107,900	5,826
11/3/2016	USD	971,389	INR	66,107,900	6,254
11/3/2016	USD	2,875,924	KRW	3,232,970,000	21,344
11/3/2016	USD	2,847,484	MXN	54,335,000	15,319
11/3/2016	USD	2,849,371	MYR	11,575,000	(9,092)
11/3/2016	USD	2,841,861	PHP	134,420,000	43,490
11/3/2016	USD	2,867,423	PLN	11,305,000	19,369
11/3/2016	USD	2,834,509	RUB	193,310,000	80,124
11/3/2016	USD	2,856,366	THB	99,820,000	22,463
11/3/2016	USD	2,873,019	TRY	8,845,000	76,438
11/3/2016	USD	2,861,222	ZAR	41,480,000	(76,090)
					$349,308

CURRENCY LEGEND

BRL – Brazilian real

CLP – Chilean peso

CNH – Offshore Chinese renminbi

COP – Colombian peso

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PHP – Philippine peso

PLN – Polish zloty

RUB – Russian ruble

THB – Thai baht

TRY – Turkish New lira

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	45

Schedule of Investments

WisdomTree Indian Rupee Strategy Fund (ICN)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 67.3%
U.S. Treasury Bill – 67.3%
U.S. Treasury Bill 0.25%, 9/15/16* (Cost: $7,252,303)	$7,253,000	$7,252,463
REPURCHASE AGREEMENT – 31.3%
United States – 31.3%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $3,378,032 (fully collateralized by Fannie Mae, 3.00% – 5.90% due 6/1/31 – 11/1/47, Federal Home Loan Bank, 1.38% due 3/9/18, Freddie Mac, 5.50% due 5/1/36, Ginnie Mae, 4.00% due 10/20/45, U.S. Treasury Strip Coupon, 0.00% due 5/15/23 – 11/15/45 and U.S. Treasury Strip Principal, 0.00% due 2/15/20 – 2/15/36; Market value – $3,490,455) (Cost: $3,378,000)	3,378,000	3,378,000
TOTAL INVESTMENTS IN SECURITIES – 98.6% (Cost: $10,630,303)		10,630,463
Cash and Other Assets in Excess of Liabilities – 1.4%		149,375

NET ASSETS – 100.0%		$10,779,838
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
11/3/2016	USD	3,638,525	INR	247,619,824	$23,425
11/3/2016	USD	3,426,105	INR	233,053,952	20,436
11/3/2016	USD	3,640,130	INR	247,619,824	21,820
11/3/2016	USD	12,152	INR	825,000	48
					$65,729

CURRENCY LEGEND

INR – Indian rupee

USD – U.S. dollar

See Notes to Financial Statements.

46	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2016

Investments	Principal Amount†	Value
FOREIGN GOVERNMENT AGENCIES – 13.1%
Australia – 13.1%
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22, Reg S	1,317,000 AUD	$1,211,495
South Australian Government Financing Authority 5.00%, 5/20/21, Series 21	1,300,000 AUD	1,115,090
Western Australian Treasury Corp.
7.00%, 10/15/19, Series 19	935,000 AUD	813,743
5.00%, 7/23/25, Reg S	500,000 AUD	453,593
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $3,732,289)		3,593,921
FOREIGN GOVERNMENT OBLIGATIONS – 57.1%
China – 4.1%
China Government Bond
2.48%, 12/1/20	2,000,000 CNY	294,721
2.36%, 8/18/21, Reg S	500,000 CNY	72,649
3.10%, 6/29/22	2,500,000 CNY	375,904
3.48%, 6/29/27, Reg S	2,500,000 CNY	382,684

Total China		1,125,958
Hong Kong – 6.7%
Hong Kong Government Bond 1.51%, 2/24/27	650,000 HKD	88,536
Hong Kong Government Bond Programme
2.46%, 8/4/21	8,700,000 HKD	1,217,690
1.10%, 1/17/23	4,000,000 HKD	526,565

Total Hong Kong		1,832,791
Indonesia – 4.1%
Indonesia Treasury Bond
12.80%, 6/15/21, Series FR34	7,718,000,000 IDR	715,127
7.00%, 5/15/22, Series FR61	5,534,000,000 IDR	418,055

Total Indonesia		1,133,182
Malaysia – 6.3%
Malaysia Government Bond
4.01%, 9/15/17, Series 0210	1,050,000 MYR	262,797
3.26%, 3/1/18, Series 0213	1,362,000 MYR	339,495
4.38%, 11/29/19, Series 0902	4,405,000 MYR	1,130,978

Total Malaysia		1,733,270
New Zealand – 2.7%
New Zealand Government Bond
5.00%, 3/15/19, Series 319, Reg S	941,000 NZD	736,420
Philippines – 6.6%
Philippine Government Bond
5.00%, 8/18/18, Series 7-51	17,850,000 PHP	403,203
3.50%, 3/20/21, Series 7-57	10,000,000 PHP	220,069
Philippine Government International Bond
4.95%, 1/15/21	14,000,000 PHP	322,897
3.90%, 11/26/22	22,000,000 PHP	487,978
6.25%, 1/14/36	15,000,000 PHP	381,261

Total Philippines		1,815,408
Singapore – 6.2%
Singapore Government Bond
2.50%, 6/1/19	396,000 SGD	302,568
2.25%, 6/1/21	610,000 SGD	466,820
3.00%, 9/1/24	710,000 SGD	$572,282
2.88%, 7/1/29	423,000 SGD	340,641

Total Singapore		1,682,311
South Korea – 7.6%
Korea Treasury Bond
5.75%, 9/10/18, Series 1809	577,720,000 KRW	564,033
3.75%, 6/10/22, Series 2206	800,000,000 KRW	811,846
3.50%, 3/10/24, Series 2403	672,390,000 KRW	692,441

Total South Korea		2,068,320
Thailand – 12.8%
Thailand Government Bond
3.25%, 6/16/17	1,114,000 THB	32,624
2.80%, 10/10/17	995,000 THB	29,150
2.55%, 6/26/20	35,000,000 THB	1,041,650
1.88%, 6/17/22	27,000,000 THB	779,265
3.85%, 12/12/25	27,000,000 THB	888,653
4.88%, 6/22/29	20,000,000 THB	732,324

Total Thailand		3,503,666
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $16,919,420)		15,631,326
SUPRANATIONAL BONDS – 12.9%
Asian Development Bank 2.85%, 10/21/20	4,000,000 CNY	591,676
European Investment Bank 7.20%, 7/9/19, Reg S	8,670,000,000 IDR	662,162
International Finance Corp. 8.25%, 6/10/21	70,640,000 INR	1,142,911
Nordic Investment Bank 3.50%, 1/30/18(a)	1,534,000 NZD	1,130,529
TOTAL SUPRANATIONAL BONDS (Cost: $3,811,464)		3,527,278
REPURCHASE AGREEMENT – 7.3%
United States – 7.3%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $2,000,019 (fully collateralized by U.S. Treasury Note, 2.75% due 5/31/17; Market value – $2,040,069) (Cost: $2,000,000)	$2,000,000	2,000,000

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
United States – 2.8%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(b) (Cost: $753,900)(c)	753,900	753,900
TOTAL INVESTMENTS IN SECURITIES – 93.2% (Cost: $27,217,073)		25,506,425
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 6.8%		1,860,249

NET ASSETS – 100.0%		$27,366,674

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	47

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2016

†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(c)	At August 31, 2016, the total market value of the Fund’s securities on loan was $736,981 and the total market value of the collateral held by the Fund was $753,900.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/2/2016	SGD	2,735,826	USD	2,006,591	$(839)
9/2/2016	USD	818,219	KRW	912,560,000	220
9/21/2016	USD	601,124	INR	40,630,000	3,576
9/21/2016	USD	600,860	KRW	696,000,000	22,965
9/21/2016	USD	779,822	KRW	870,000,000	(41)
9/21/2016	USD	575,503	TWD	18,496,662	8,214
9/21/2016	USD	1,177,273	TWD	38,000,000	21,929
					$56,024

CURRENCY LEGEND

AUD – Australian dollar

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MYR – Malaysian ringgit

NZD – New Zealand dollar

PHP – Philippine peso

SGD – Singapore dollar

THB – Thai baht

TWD – New Taiwan dollar

USD – U.S. dollar

See Notes to Financial Statements.

48	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2016

Investments	Principal Amount†	Value
FOREIGN GOVERNMENT AGENCIES – 38.9%
Australia – 38.9%
Australian Capital Territory
5.50%, 6/7/18	610,000 AUD	$488,891
4.25%, 4/11/22	3,750,000 AUD	3,168,523
KFW
6.25%, 12/4/19	1,122,000 AUD	957,960
2.75%, 4/16/20, Reg S	1,000,000 AUD	771,523
6.25%, 5/19/21	800,000 AUD	712,403
4.00%, 2/27/25, Reg S	2,000,000 AUD	1,691,827
Landwirtschaftliche Rentenbank
5.50%, 3/9/20	480,000 AUD	403,233
5.50%, 3/29/22	1,270,000 AUD	1,119,974
2.70%, 9/5/22, Reg S	1,450,000 AUD	1,116,865
4.25%, 1/24/23, Series 15	1,400,000 AUD	1,174,201
4.75%, 4/8/24	1,540,000 AUD	1,347,296
New South Wales Treasury Corp.
6.00%, 2/1/18, Series 18	600 AUD	479
6.00%, 5/1/20, Series 520	3,340,000 AUD	2,899,700
4.00%, 4/8/21, Reg S	2,330,000 AUD	1,927,754
5.00%, 8/20/24, Series 24	930,000 AUD	855,770
3.00%, 3/20/28	2,000,000 AUD	1,615,992
Northern Territory Treasury Corp. 4.25%, 9/20/21	4,500,000 AUD	3,760,091
Queensland Treasury Corp.
6.25%, 2/21/20, Series 20, Reg S	4,095,000 AUD	3,544,076
5.50%, 6/21/21, Series 21, Reg S	3,120,000 AUD	2,738,286
5.75%, 7/22/24, Series 24, Reg S	3,280,000 AUD	3,108,364
4.75%, 7/21/25, Series 25, Reg S(a)	2,425,000 AUD	2,190,447
3.25%, 7/21/28, Series 28, Reg S(a)	1,000,000 AUD	808,053
South Australian Government Financing Authority
5.00%, 5/20/21, Series 21	2,755,000 AUD	2,363,133
4.25%, 11/20/23, Series 23	3,595,000 AUD	3,086,819
Tasmanian Public Finance Corp. 5.00%, 9/20/17, Series 17, Reg S	2,900,000 AUD	2,254,573
Treasury Corp. of Victoria
6.00%, 6/15/20, Series 0620	1,900,000 AUD	1,655,719
6.00%, 10/17/22, Series 1022	4,080,000 AUD	3,811,988
Western Australian Treasury Corp.
2.50%, 7/22/20, Series 20, Reg S	3,335,000 AUD	2,563,341
7.00%, 7/15/21, Series 21	4,045,000 AUD	3,747,048
6.00%, 10/16/23, Series 23	3,437,800 AUD	3,224,057
5.00%, 7/23/25, Reg S	1,800,000 AUD	1,632,933
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $59,309,056)		60,741,319
FOREIGN GOVERNMENT OBLIGATIONS – 32.8%
Australia – 21.0%
Australia Government Bond
4.25%, 7/21/17, Series 135, Reg S	1,630,000 AUD	1,254,418
5.50%, 1/21/18, Series 132, Reg S	6,968,000 AUD	5,527,586
3.25%, 10/21/18, Series 141, Reg S	7,050,000 AUD	5,499,870
5.25%, 3/15/19, Series 122, Reg S	1,011,000 AUD	832,353
2.75%, 10/21/19, Series 143, Reg S	3,060,000 AUD	2,394,410
3.25%, 4/21/25, Series 139, Reg S	1,550,000 AUD	1,300,917
4.25%, 4/21/26, Series 142, Reg S	4,000,000 AUD	3,648,575
4.75%, 4/21/27, Series 136, Reg S	2,645,000 AUD	2,537,789
2.75%, 11/21/27, Series 148, Reg S	3,000,000 AUD	$2,442,208
3.25%, 4/21/29, Series 138, Reg S	2,500,000 AUD	2,133,112
4.50%, 4/21/33, Series 140, Reg S	3,585,000 AUD	3,544,645
3.75%, 4/21/37, Series 144, Reg S	1,000,000 AUD	911,835
3.25%, 6/21/39, Series 147, Reg S	1,000,000 AUD	846,034

Total Australia		32,873,752
New Zealand – 11.8%
New Zealand Government Bond
6.00%, 12/15/17, Series 1217, Reg S	3,779,000 NZD	2,887,460
5.00%, 3/15/19, Series 319, Reg S	4,080,000 NZD	3,192,977
3.00%, 4/15/20, Series 420, Reg S	3,135,000 NZD	2,368,775
6.00%, 5/15/21, Series 521, Reg S	4,005,000 NZD	3,450,577
5.50%, 4/15/23, Series 423, Reg S	3,745,000 NZD	3,314,913
4.50%, 4/15/27, Series 427, Reg S	2,590,000 NZD	2,279,292
3.50%, 4/14/33, Series 433, Reg S	1,130,000 NZD	924,151

Total New Zealand		18,418,145
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $48,980,597)		51,291,897
SUPRANATIONAL BONDS – 27.1%
African Development Bank
5.25%, 3/23/22, Series GDIF	1,889,000 AUD	1,629,504
4.75%, 3/6/24, Series GDIF	650,000 AUD	563,772
Asian Development Bank
5.00%, 3/9/22	3,050,000 AUD	2,635,290
3.75%, 3/12/25	3,350,000 AUD	2,793,250
Council of Europe Development Bank 6.00%, 10/8/20	2,945,000 AUD	2,536,818
EUROFIMA
6.25%, 12/28/18, Reg S	2,450,000 AUD	2,012,504
5.50%, 6/30/20	3,060,000 AUD	2,567,643
European Bank for Reconstruction & Development 0.50%, 9/1/23	5,840,000 AUD	3,753,273
European Investment Bank
6.50%, 8/7/19	795,000 AUD	673,958
2.50%, 4/30/20	2,000,000 AUD	1,524,676
2.41%, 3/10/21(b)	3,362,000 AUD	2,268,962
Inter-American Development Bank
6.50%, 8/20/19	1,337,000 AUD	1,138,800
3.25%, 2/7/20	2,850,000 AUD	2,234,261
4.75%, 8/27/24	1,555,000 AUD	1,374,527
2.75%, 10/30/25, Reg S	1,035,000 AUD	803,430
International Bank for Reconstruction & Development
5.75%, 10/21/19, Series GDIF	3,045,000 AUD	2,559,554
2.50%, 3/12/20	2,665,000 AUD	2,043,596
International Finance Corp.
5.75%, 7/28/20	3,766,000 AUD	3,230,794
4.00%, 4/3/25, Reg S	2,115,000 AUD	1,792,930
Nordic Investment Bank 4.75%, 2/28/24	4,755,000 AUD	4,151,312
TOTAL SUPRANATIONAL BONDS (Cost: $40,744,377)		42,288,854
TOTAL INVESTMENTS IN SECURITIES – 98.8% (Cost: $149,034,030)		154,322,070
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.2%		1,828,465

NET ASSETS – 100.0%		$156,150,535

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	49

Schedule of Investments (concluded)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2016

†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2016.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/1/2016	NZD	400,000	USD	289,740	$(460)
9/1/2016	USD	302,664	AUD	400,000	(2,043)
9/6/2016	AUD	2,000,000	USD	1,502,910	(191)
9/6/2016	NZD	400,000	USD	290,140	(60)
					$(2,754)

CURRENCY LEGEND

AUD – Australian dollar

NZD – New Zealand dollar

USD – U.S. dollar

See Notes to Financial Statements.

50	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – 24.6%
Federal Home Loan Bank – 0.2%
Federal Home Loan Bank 5.50%, 7/15/36	$150,000	$220,285
Federal Home Loan Mortgage Corporation – 8.6%
6.75%, 9/15/29, Series GDIF	200,000	302,199
6.75%, 3/15/31	550,000	857,900
6.25%, 7/15/32	550,000	841,109
5.00%, 6/1/37	6,162	6,820
2.86%, 11/15/38(a)	120,000	63,875
5.50%, 2/1/40	22,631	25,575
4.00%, 11/1/40	39,119	42,042
5.50%, 6/1/41	676,004	761,822
5.00%, 7/1/41	19,856	21,904
3.00%, 2/1/44	347,028	360,696
3.50%, 5/1/44	174,873	184,235
4.50%, 5/1/44	36,933	40,393
3.50%, 7/1/44	184,768	194,758
4.50%, 7/1/44	424,591	464,178
3.50%, 10/1/44	62,111	65,436
3.50%, 1/1/45	177,296	186,789
4.00%, 3/1/45	38,820	41,559
3.00%, 4/1/45	45,370	47,133
3.00%, 5/1/45	183,099	190,216
3.50%, 6/1/45	171,788	180,985
4.00%, 6/1/45	168,125	179,978
3.00%, 7/1/45	46,608	48,420
3.00%, 8/1/45	186,753	194,012
3.50%, 8/1/45	542,287	571,320
4.00%, 9/1/45	335,880	359,384
4.00%, 10/1/45	372,077	398,225
3.50%, 11/1/45	183,597	193,427
3.00%, 12/1/45	189,957	197,340
3.00%, 9/1/46(b)	575,000	596,074
3.50%, 9/1/46(b)	650,000	684,271
4.00%, 9/1/46(b)	350,000	374,489
4.50%, 9/1/46(b)	100,000	109,207
5.00%, 9/1/46(b)	550,000	607,148

Total Federal Home Loan Mortgage Corporation		9,392,919
Federal National Mortgage Association – 13.2%
3.00%, 3/1/28	145,000	145,000
6.25%, 5/15/29	410,000	596,332
7.13%, 1/15/30	390,000	612,831
7.25%, 5/15/30	610,000	972,234
6.63%, 11/15/30	690,000	1,060,747
5.63%, 7/15/37	170,000	255,534
5.00%, 5/1/38	33,384	36,956
5.50%, 6/1/38	281,390	318,052
5.50%, 11/1/38	6,951	7,859
5.50%, 10/1/39	301,372	340,949
5.50%, 4/1/40	36,431	41,389
5.50%, 9/1/41	153,441	173,181
4.00%, 12/1/42	310,891	334,115
2.50%, 3/1/43	36,661	37,170
4.00%, 6/1/43	292,723	314,369
3.00%, 7/1/43	46,788	48,680
4.00%, 8/1/43	162,704	174,241
4.00%, 9/1/43	434,212	465,032
4.50%, 9/1/43	73,116	80,163
3.50%, 10/1/43	606,687	641,119
4.00%, 5/1/44	37,443	40,098
4.50%, 5/1/44	467,449	510,512
4.00%, 7/1/44	41,040	43,950
4.00%, 8/1/44	216,515	231,869
4.00%, 11/1/44	34,278	36,709
3.00%, 1/1/45	20,180	20,963
4.00%, 2/1/45	180,488	193,286
3.00%, 4/1/45	463,948	481,955
3.00%, 5/1/45	169,217	175,784
3.50%, 6/1/45	184,485	194,802
3.50%, 7/1/45	91,413	96,361
3.50%, 9/1/45	447,514	471,735
3.00%, 10/1/45	187,780	195,068
3.50%, 10/1/45	359,963	379,445
3.00%, 11/1/45	183,285	190,399
3.50%, 11/1/45	188,327	198,864
3.00%, 12/1/45	184,135	191,281
3.50%, 12/1/45	539,131	568,310
3.00%, 2/1/46	410,436	426,366
2.50%, 9/1/46(b)	25,000	25,233
3.00%, 9/1/46(b)	800,000	829,730
3.50%, 9/1/46(b)	975,000	1,027,302
4.00%, 9/1/46(b)	575,000	615,881
4.50%, 9/1/46(b)	400,000	436,974
5.00%, 9/1/46(b)	175,000	193,965

Total Federal National Mortgage Association		14,432,795
Tennessee Valley Authority – 2.6%
7.13%, 5/1/30	100,000	154,843
5.88%, 4/1/36	780,000	1,156,143
6.15%, 1/15/38	100,000	153,819
5.25%, 9/15/39	500,000	706,571
3.50%, 12/15/42	300,000	335,398
4.25%, 9/15/65	280,000	341,368

Total Tennessee Valley Authority		2,848,142
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $26,387,556)		26,894,141
U.S. GOVERNMENT OBLIGATIONS – 16.3%
U.S. Treasury Bonds – 3.8%
U.S. Treasury Bond
8.75%, 5/15/20	80,000	102,405
8.13%, 5/15/21	1,250,000	1,648,194
7.25%, 8/15/22	700,000	939,819
6.00%, 2/15/26	1,100,000	1,534,220

Total U.S. Treasury Bonds		4,224,638
U.S. Treasury Notes – 12.5%
U.S. Treasury Note
0.63%, 8/31/17	2,000,000	1,999,062
0.88%, 7/15/18	2,930,000	2,934,407
1.25%, 11/30/18	1,450,000	1,463,254
1.50%, 5/31/19	860,000	874,243
2.13%, 1/31/21	1,090,000	1,135,005
2.00%, 2/28/21	1,090,000	1,129,704
1.63%, 11/15/22	150,000	152,315

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	51

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
2.13%, 12/31/22	$800,000	$835,625
2.00%, 2/15/23	2,300,000	2,386,744
2.50%, 8/15/23	679,000	727,339

Total U.S. Treasury Notes		13,637,698
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $17,742,330)		17,862,336
CORPORATE BONDS – 41.9%
United States – 41.9%
21st Century Fox America, Inc.
3.70%, 9/15/24	50,000	54,411
4.75%, 9/15/44	120,000	135,615
Abbott Laboratories 2.55%, 3/15/22	118,000	120,955
AbbVie, Inc.
1.80%, 5/14/18	370,000	372,135
2.90%, 11/6/22	330,000	339,724
Actavis Funding SCS
2.35%, 3/12/18	360,000	364,338
3.45%, 3/15/22	290,000	304,122
Aetna, Inc. 2.75%, 11/15/22	200,000	203,367
Altria Group, Inc. 5.38%, 1/31/44	180,000	234,305
Amazon.com, Inc.
3.30%, 12/5/21	175,000	188,549
2.50%, 11/29/22	40,000	41,363
4.80%, 12/5/34	150,000	180,712
American International Group, Inc.
2.30%, 7/16/19	145,000	147,916
3.30%, 3/1/21	220,000	231,194
4.88%, 6/1/22	175,000	196,329
4.13%, 2/15/24	100,000	107,816
3.75%, 7/10/25	50,000	52,880
3.88%, 1/15/35	93,000	92,623
American Tower Corp. 3.30%, 2/15/21	120,000	125,545
Ameriprise Financial, Inc. 2.88%, 9/15/26	170,000	171,141
Amgen, Inc.
2.13%, 5/1/20	150,000	152,458
3.13%, 5/1/25	145,000	152,588
4.40%, 5/1/45	160,000	172,705
Anadarko Petroleum Corp. 6.45%, 9/15/36	130,000	150,517
Anthem, Inc.
3.13%, 5/15/22	80,000	83,264
6.38%, 6/15/37	100,000	132,536
Aon PLC 3.88%, 12/15/25	175,000	188,791
Apache Corp. 2.63%, 1/15/23	100,000	98,832
Appalachian Power Co. 7.00%, 4/1/38	80,000	111,075
Archer-Daniels-Midland Co. 2.50%, 8/11/26	160,000	161,334
AT&T, Inc.
2.38%, 11/27/18	230,000	234,890
2.45%, 6/30/20	150,000	153,248
3.95%, 1/15/25	310,000	333,076
3.40%, 5/15/25	345,000	356,136
4.50%, 5/15/35	140,000	148,709
6.38%, 3/1/41	100,000	127,621
4.75%, 5/15/46	155,000	166,335
AutoZone, Inc.
3.13%, 7/15/23	50,000	52,126
3.25%, 4/15/25	50,000	52,156
Baltimore Gas & Electric Co. 2.40%, 8/15/26	190,000	189,260
Bank of America Corp.
2.00%, 1/11/18	425,000	427,787
7.63%, 6/1/19	180,000	207,012
5.70%, 1/24/22	493,000	576,241
4.45%, 3/3/26	50,000	53,951
Baxalta, Inc. 2.88%, 6/23/20	210,000	213,714
Baxter International, Inc. 2.60%, 8/15/26	190,000	188,531
Becton Dickinson and Co. 2.68%, 12/15/19	150,000	155,472
Berkshire Hathaway Energy Co. 4.50%, 2/1/45	100,000	114,960
Boeing Co. (The) 2.25%, 6/15/26	50,000	50,266
Boston Properties L.P.
3.70%, 11/15/18	120,000	125,361
4.13%, 5/15/21	175,000	191,359
Brixmor Operating Partnership L.P. 3.25%, 9/15/23	190,000	190,763
Burlington Northern Santa Fe LLC
3.75%, 4/1/24	50,000	55,371
3.00%, 4/1/25	50,000	52,811
3.65%, 9/1/25	120,000	132,548
4.15%, 4/1/45	45,000	50,523
Capital One Financial Corp. 3.20%, 2/5/25	145,000	147,899
Capital One NA 1.50%, 3/22/18	180,000	179,614
Caterpillar Financial Services Corp. 2.40%, 8/9/26	190,000	189,633
Caterpillar, Inc. 3.80%, 8/15/42	300,000	315,772
CBS Corp.
3.50%, 1/15/25	150,000	155,136
4.00%, 1/15/26	50,000	53,858
Celgene Corp. 3.88%, 8/15/25	320,000	346,531
CenterPoint Energy Houston Electric LLC 2.40%, 9/1/26, Series Z	90,000	90,717
Charter Communications Operating LLC 4.91%, 7/23/25(c)	350,000	386,883

See Notes to Financial Statements.

52	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
Chubb INA Holdings, Inc. 2.88%, 11/3/22	$200,000	$210,839
Cigna Corp. 3.25%, 4/15/25	50,000	51,795
Cimarex Energy Co. 5.88%, 5/1/22	109,000	113,684
Cisco Systems, Inc. 5.90%, 2/15/39	140,000	193,209
Citigroup, Inc.
1.80%, 2/5/18	310,000	311,296
4.05%, 7/30/22	72,000	76,751
3.30%, 4/27/25	200,000	207,110
8.13%, 7/15/39	220,000	348,564
Comcast Corp.
1.63%, 1/15/22	50,000	49,740
2.75%, 3/1/23	50,000	52,205
3.15%, 3/1/26	245,000	259,766
4.20%, 8/15/34	100,000	112,066
6.45%, 3/15/37	180,000	253,191
Commonwealth Edison Co. 4.35%, 11/15/45	220,000	256,698
ConocoPhillips 6.50%, 2/1/39	230,000	303,147
ConocoPhillips Co.
2.88%, 11/15/21	50,000	51,456
2.40%, 12/15/22	60,000	59,917
Copano Energy LLC 7.13%, 4/1/21	133,000	137,522
CSX Corp.
6.25%, 3/15/18	100,000	107,281
4.10%, 3/15/44	60,000	65,552
CVS Health Corp.
2.80%, 7/20/20	220,000	229,464
4.00%, 12/5/23	50,000	55,308
3.88%, 7/20/25	178,000	196,587
DDR Corp. 3.63%, 2/1/25	50,000	50,841
Deere & Co. 3.90%, 6/9/42	140,000	155,935
Devon Energy Corp. 3.25%, 5/15/22(d)	89,000	88,492
Diamond 1 Finance Corp.
4.42%, 6/15/21(c)	140,000	146,544
6.02%, 6/15/26(c)	80,000	85,750
Discover Financial Services 3.75%, 3/4/25	210,000	213,549
Dow Chemical Co. (The)
4.25%, 11/15/20	116,000	126,188
3.50%, 10/1/24	200,000	212,615
4.63%, 10/1/44	80,000	86,302
DTE Energy Co. 3.30%, 6/15/22	150,000	159,824
Duke Energy Corp. 4.80%, 12/15/45	110,000	130,167
Duke Energy Progress LLC
3.00%, 9/15/21	250,000	265,398
4.20%, 8/15/45	150,000	170,951
Eastman Chemical Co. 3.80%, 3/15/25	50,000	52,979
Emerson Electric Co. 2.63%, 12/1/21	50,000	52,374
Enable Midstream Partners L.P. 2.40%, 5/15/19	174,000	170,171
Energy Transfer Partners L.P.
4.65%, 6/1/21	200,000	213,350
4.75%, 1/15/26	200,000	210,314
6.13%, 12/15/45	85,000	91,592
Entergy Corp. 2.95%, 9/1/26	190,000	192,162
Entergy Louisiana LLC 4.05%, 9/1/23	175,000	194,079
Enterprise Products Operating LLC
3.90%, 2/15/24	100,000	106,095
4.90%, 5/15/46	101,000	108,500
Express Scripts Holding Co.
4.75%, 11/15/21	300,000	337,996
6.13%, 11/15/41	21,000	26,532
Federal Realty Investment Trust 4.50%, 12/1/44	200,000	231,211
FedEx Corp. 3.88%, 8/1/42	120,000	121,634
Fidelity National Information Services, Inc.
2.85%, 10/15/18	100,000	102,498
5.00%, 10/15/25	180,000	206,979
Ford Motor Co. 4.75%, 1/15/43	105,000	114,027
Ford Motor Credit Co. LLC
2.24%, 6/15/18	80,000	80,714
5.88%, 8/2/21	200,000	230,344
4.13%, 8/4/25	200,000	212,727
Ford Motor Credit Co., LLC 8.13%, 1/15/20	200,000	237,131
Fortive Corp. 3.15%, 6/15/26(c)	50,000	52,194
Franklin Resources, Inc. 2.85%, 3/30/25	145,000	149,869
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	200,000	229,224
General Dynamics Corp. 2.13%, 8/15/26	50,000	49,482
General Electric Co.
2.70%, 10/9/22	145,000	151,670
3.45%, 5/15/24	200,000	218,872
6.75%, 3/15/32, Series A	100,000	143,253
General Motors Co. 3.50%, 10/2/18	250,000	257,685
General Motors Financial Co., Inc. 4.30%, 7/13/25	295,000	306,366
Georgia Power Co. 4.30%, 3/15/42	100,000	111,976
Gilead Sciences, Inc. 3.65%, 3/1/26	160,000	173,790

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	53

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
Goldman Sachs Group, Inc. (The)
3.50%, 1/23/25	$350,000	$364,260
4.25%, 10/21/25	350,000	372,267
6.13%, 2/15/33	40,000	50,509
4.80%, 7/8/44	121,000	138,503
Halliburton Co.
3.80%, 11/15/25	60,000	62,098
4.85%, 11/15/35	200,000	215,332
Harris Corp. 3.83%, 4/27/25	50,000	53,092
HCP, Inc.
2.63%, 2/1/20	150,000	152,327
5.38%, 2/1/21	220,000	247,146
4.00%, 6/1/25	270,000	278,546
Hershey Co. (The) 2.30%, 8/15/26	370,000	369,377
Hewlett Packard Enterprise Co.
3.60%, 10/15/20(c)	210,000	220,116
6.35%, 10/15/45(c)	160,000	165,697
Home Depot, Inc. (The)
3.00%, 4/1/26	80,000	85,477
4.25%, 4/1/46	200,000	233,145
HP, Inc. 4.38%, 9/15/21	180,000	194,372
Intel Corp. 2.70%, 12/15/22	168,000	175,965
Intercontinental Exchange, Inc. 3.75%, 12/1/25	110,000	120,763
International Lease Finance Corp. 8.63%, 1/15/22	140,000	174,475
International Paper Co. 3.80%, 1/15/26	155,000	164,659
Jefferies Group LLC
8.50%, 7/15/19(d)	150,000	172,285
6.88%, 4/15/21	200,000	229,812
JM Smucker Co. (The) 3.00%, 3/15/22	192,000	201,709
John Deere Capital Corp. 2.80%, 1/27/23	80,000	83,515
JPMorgan Chase & Co.
4.35%, 8/15/21	250,000	275,821
4.50%, 1/24/22	50,000	55,452
3.20%, 1/25/23	150,000	156,645
3.38%, 5/1/23	180,000	186,059
3.30%, 4/1/26	150,000	155,804
2.95%, 10/1/26	50,000	50,517
4.25%, 10/1/27	95,000	102,906
4.85%, 2/1/44	335,000	409,886
Keysight Technologies, Inc. 3.30%, 10/30/19	38,000	38,743
Kimco Realty Corp. 2.80%, 10/1/26	190,000	189,756
Kinder Morgan Energy Partners L.P. 5.63%, 9/1/41	50,000	51,300
Kinder Morgan, Inc.
6.50%, 9/15/20	150,000	167,855
4.30%, 6/1/25(d)	150,000	155,981
Kraft Heinz Foods Co. 2.80%, 7/2/20	150,000	156,170
Kroger Co. (The) 3.40%, 4/15/22	200,000	212,519
Lockheed Martin Corp.
2.50%, 11/23/20	150,000	155,352
3.55%, 1/15/26	315,000	342,995
4.50%, 5/15/36	115,000	133,557
4.07%, 12/15/42	120,000	130,477
Lowe’s Cos., Inc. 3.38%, 9/15/25	230,000	249,416
LyondellBasell Industries N.V. 5.00%, 4/15/19	250,000	269,283
Macy’s Retail Holdings, Inc. 6.38%, 3/15/37	60,000	66,275
McDonald’s Corp.
2.10%, 12/7/18	280,000	285,201
3.70%, 1/30/26	20,000	21,630
McKesson Corp. 4.88%, 3/15/44	100,000	119,921
Medtronic, Inc.
3.50%, 3/15/25	297,000	322,490
4.63%, 3/15/45	60,000	72,046
Merck & Co., Inc. 2.35%, 2/10/22	111,000	114,408
MetLife, Inc.
4.88%, 11/13/43	100,000	112,818
4.05%, 3/1/45	150,000	149,748
Morgan Stanley
4.88%, 11/1/22	210,000	233,286
3.88%, 4/29/24, Series F	120,000	128,867
3.95%, 4/23/27	190,000	198,191
Mylan N.V. 3.15%, 6/15/21(c)	110,000	112,640
National Rural Utilities Cooperative Finance Corp. 2.85%, 1/27/25	175,000	182,317
Newell Brands, Inc. 4.20%, 4/1/26	200,000	218,759
Newmont Mining Corp. 3.50%, 3/15/22	160,000	166,565
NextEra Energy Capital Holdings, Inc. 2.06%, 9/1/17, Series F	100,000	100,820
NiSource Finance Corp. 5.65%, 2/1/45	60,000	77,910
Noble Energy, Inc. 5.63%, 5/1/21	200,000	208,846
Norfolk Southern Corp. 3.25%, 12/1/21	200,000	211,761
Old Republic International Corp. 3.88%, 8/26/26	90,000	90,879
Oncor Electric Delivery Co., LLC 2.95%, 4/1/25	269,000	281,875
Oracle Corp.
2.50%, 5/15/22	395,000	405,686
4.13%, 5/15/45	60,000	64,241

See Notes to Financial Statements.

54	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
Owens Corning 3.40%, 8/15/26	$90,000	$90,053
Pacific Gas & Electric Co.
6.05%, 3/1/34	200,000	270,313
3.75%, 8/15/42	80,000	83,972
PepsiCo, Inc. 2.75%, 4/30/25	145,000	152,074
Philip Morris International, Inc.
2.75%, 2/25/26	180,000	186,026
4.25%, 11/10/44	220,000	247,576
Phillips 66 4.88%, 11/15/44	175,000	196,819
Plains All American Pipeline L.P. 4.65%, 10/15/25(d)	240,000	249,644
Precision Castparts Corp. 2.50%, 1/15/23	50,000	51,898
Prudential Financial, Inc.
5.38%, 6/21/20	125,000	140,796
3.50%, 5/15/24	180,000	189,162
Public Service Co. of Colorado 3.60%, 9/15/42	80,000	85,047
QUALCOMM, Inc.
3.45%, 5/20/25	80,000	86,489
4.65%, 5/20/35	80,000	88,399
QVC, Inc. 4.38%, 3/15/23	50,000	50,653
Republic Services, Inc. 3.20%, 3/15/25	145,000	151,909
Retail Properties of America, Inc. 4.00%, 3/15/25	50,000	49,745
Reynolds American, Inc. 4.45%, 6/12/25	120,000	134,932
S&P Global, Inc. 4.00%, 6/15/25	44,000	48,046
Seagate HDD Cayman
4.75%, 6/1/23	20,000	19,493
4.75%, 1/1/25	240,000	222,232
Sempra Energy 2.85%, 11/15/20	200,000	207,270
Senior Housing Properties Trust 4.75%, 5/1/24	50,000	52,736
Simon Property Group L.P. 3.50%, 9/1/25	120,000	130,406
Southern California Edison Co. 5.63%, 2/1/36	200,000	261,154
Southern Co. (The) 2.45%, 9/1/18	90,000	91,889
Stanley Black & Decker, Inc. 2.45%, 11/17/18	300,000	307,147
Starbucks Corp. 2.45%, 6/15/26	50,000	51,066
State Street Corp. 3.55%, 8/18/25	100,000	109,478
Synchrony Financial
2.70%, 2/3/20	200,000	201,870
3.70%, 8/4/26	90,000	89,400
Tanger Properties L.P. 3.13%, 9/1/26	90,000	90,156
Target Corp. 4.00%, 7/1/42	170,000	188,821
Textron, Inc. 3.65%, 3/1/21	150,000	158,102
Thermo Fisher Scientific, Inc. 4.50%, 3/1/21	150,000	165,940
Time Warner Cable, Inc. 5.00%, 2/1/20	310,000	338,094
Time Warner, Inc.
3.88%, 1/15/26	100,000	108,994
4.85%, 7/15/45	100,000	115,233
Tucson Electric Power Co. 3.05%, 3/15/25	176,000	178,136
UDR, Inc. 2.95%, 9/1/26	90,000	90,652
Union Pacific Corp.
3.25%, 8/15/25	50,000	54,070
2.75%, 3/1/26	50,000	51,894
United Parcel Service, Inc. 3.63%, 10/1/42	260,000	285,972
United Technologies Corp. 3.10%, 6/1/22	173,000	186,080
UnitedHealth Group, Inc.
3.38%, 11/15/21	50,000	53,827
3.10%, 3/15/26	50,000	52,830
4.63%, 7/15/35	195,000	231,838
Valero Energy Corp. 3.65%, 3/15/25	200,000	206,501
Ventas Realty L.P.
4.75%, 6/1/21	300,000	334,333
3.50%, 2/1/25	20,000	20,774
Verizon Communications, Inc.
4.50%, 9/15/20	390,000	430,340
3.50%, 11/1/24	240,000	257,998
4.27%, 1/15/36	200,000	211,568
4.52%, 9/15/48	168,000	178,115
Viacom, Inc. 6.88%, 4/30/36	150,000	175,888
Virginia Electric & Power Co. 6.35%, 11/30/37	240,000	337,148
Visa, Inc. 2.80%, 12/14/22	180,000	189,203
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	110,000	113,658
3.30%, 11/18/21	195,000	206,367
Walt Disney Co. (The)
1.85%, 7/30/26	50,000	48,216
4.13%, 6/1/44	60,000	69,046
Waste Management, Inc. 3.50%, 5/15/24	140,000	151,483
WEC Energy Group, Inc. 2.45%, 6/15/20	160,000	163,635
Wells Fargo & Co.
3.50%, 3/8/22	200,000	213,791
4.10%, 6/3/26	160,000	174,044

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	55

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
4.30%, 7/22/27	$200,000	$221,273
5.38%, 2/7/35	40,000	49,838
Welltower, Inc. 4.00%, 6/1/25	220,000	235,978
Williams Partners L.P.
4.30%, 3/4/24	100,000	102,521
4.90%, 1/15/45	130,000	124,161
Wyeth LLC 5.95%, 4/1/37	140,000	187,942
Xerox Corp. 3.50%, 8/20/20	220,000	224,029
Zimmer Biomet Holdings, Inc. 4.25%, 8/15/35	100,000	103,410
TOTAL CORPORATE BONDS (Cost: $43,435,313)		45,767,618
FOREIGN CORPORATE BONDS – 6.3%
Australia – 0.1%
BHP Billiton Finance USA Ltd. 4.13%, 2/24/42	100,000	105,364
Belgium – 1.0%
Anheuser-Busch InBev Finance, Inc.
3.65%, 2/1/26	250,000	267,195
4.70%, 2/1/36	220,000	256,132
4.63%, 2/1/44	320,000	373,511
Anheuser-Busch InBev Worldwide, Inc. 2.50%, 7/15/22	40,000	40,857
Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40	150,000	185,121

Total Belgium		1,122,816
Brazil – 0.2%
Vale Overseas Ltd.
6.25%, 8/10/26	90,000	93,375
6.88%, 11/21/36	100,000	99,720

Total Brazil		193,095
Canada – 1.1%
Barrick North America Finance LLC 4.40%, 5/30/21	157,000	171,855
Canadian National Railway Co. 2.85%, 12/15/21	175,000	184,303
Canadian Natural Resources Ltd. 3.90%, 2/1/25	60,000	60,594
Encana Corp. 3.90%, 11/15/21	50,000	49,560
Nexen Energy ULC 6.40%, 5/15/37	100,000	134,636
Petro-Canada 6.80%, 5/15/38	150,000	201,435
Royal Bank of Canada 4.65%, 1/27/26	175,000	192,996
TransCanada PipeLines Ltd. 3.75%, 10/16/23	170,000	182,094

Total Canada		1,177,473
Colombia – 0.1%
Ecopetrol S.A. 5.88%, 9/18/23	100,000	108,875
Germany – 0.1%
Deutsche Bank AG 3.38%, 5/12/21	150,000	150,117
Ireland – 0.1%
XLIT Ltd. 5.50%, 3/31/45	150,000	151,321
Japan – 0.1%
Sumitomo Mitsui Financial Group, Inc. 2.63%, 7/14/26	50,000	49,656
Mexico – 0.6%
America Movil S.A.B. de C.V. 6.38%, 3/1/35	100,000	128,826
Petroleos Mexicanos
5.50%, 1/21/21	200,000	216,050
4.50%, 1/23/26	125,000	125,500
6.63%, 6/15/35	160,000	174,032

Total Mexico		644,408
Netherlands – 0.2%
AerCap Ireland Capital Ltd. 4.25%, 7/1/20	150,000	157,875
Norway – 0.1%
Statoil ASA 3.15%, 1/23/22	140,000	148,550
Peru – 0.3%
Southern Copper Corp.
3.88%, 4/23/25	165,000	165,747
5.88%, 4/23/45	145,000	147,991

Total Peru		313,738
Spain – 0.2%
Telefonica Emisiones SAU 3.19%, 4/27/18	240,000	246,308
Switzerland – 0.5%
Credit Suisse AG 5.40%, 1/14/20	270,000	296,389
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25	250,000	251,052

Total Switzerland		547,441
United Kingdom – 1.6%
AstraZeneca PLC 3.38%, 11/16/25	140,000	150,308
Barclays PLC 4.38%, 1/12/26	200,000	209,190
BP Capital Markets PLC
3.25%, 5/6/22	170,000	180,196
3.51%, 3/17/25	50,000	53,351
3.12%, 5/4/26	50,000	51,729
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	140,000	204,538

See Notes to Financial Statements.

56	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
HSBC Holdings PLC 4.00%, 3/30/22	$300,000	$321,383
Rio Tinto Finance USA Ltd.
3.75%, 6/15/25	160,000	169,888
7.13%, 7/15/28	40,000	52,535
Vodafone Group PLC
1.25%, 9/26/17	40,000	40,005
2.95%, 2/19/23	280,000	290,600

Total United Kingdom		1,723,723
TOTAL FOREIGN CORPORATE BONDS (Cost: $6,350,991)		6,840,760
FOREIGN GOVERNMENT AGENCIES – 0.2%
Canada – 0.2%
Hydro-Quebec 9.50%, 11/15/30, Series HQ (Cost: $220,779)	132,000	227,224
FOREIGN GOVERNMENT OBLIGATIONS – 2.4%
Colombia – 0.5%
Colombia Government International Bond
7.38%, 3/18/19	100,000	113,500
4.00%, 2/26/24	360,000	379,800
6.13%, 1/18/41	80,000	96,900

Total Colombia		590,200
Italy – 0.1%
Italy Government International Bond 6.88%, 9/27/23	80,000	100,576
Mexico – 0.7%
Mexico Government International Bond
5.13%, 1/15/20	100,000	111,850
3.63%, 3/15/22	160,000	171,000
4.00%, 10/2/23	156,000	169,845
4.75%, 3/8/44	176,000	194,260
5.55%, 1/21/45	120,000	148,350

Total Mexico		795,305
Peru – 0.1%
Peruvian Government International Bond 6.55%, 3/14/37	60,000	84,900
Philippines – 0.2%
Philippine Government International Bond 9.50%, 2/2/30	157,000	274,523
Poland – 0.3%
Poland Government International Bond
5.00%, 3/23/22	200,000	229,165
4.00%, 1/22/24	90,000	100,066

Total Poland		329,231
Turkey – 0.4%
Turkey Government International Bond
7.00%, 6/5/20	200,000	222,971
7.38%, 2/5/25	145,000	174,754

Total Turkey		397,725
Uruguay – 0.1%
Uruguay Government International Bond 8.00%, 11/18/22	80,000	103,320
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $2,508,070)		2,675,780
COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.6%
United States – 6.6%
Bear Stearns Commercial Mortgage Securities Trust
5.74%, 9/11/42, Series 2007-T28, Class A4(e)	70,388	72,612
Citigroup Commercial Mortgage Trust
2.94%, 4/10/48, Series 2015-GC29, Class A3	65,000	67,887
3.62%, 2/10/49, Series 2016-GC36, Class A5	500,000	550,274
5.90%, 12/10/49, Series 2007-C6, Class A4(e)	125,000	127,538
3.52%, 9/10/58, Series 2015-GC33, Class AAB	300,000	325,677
Commercial Mortgage Trust
3.92%, 8/10/46, Series 2013-CR10, Class A3	100,000	111,561
3.50%, 8/10/47, Series 2014-CR19, Class ASB	150,000	160,492
3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	54,273
Federal Home Loan Mortgage Corp.
2.86%, 1/25/21, Series K715, Class A2	60,000	63,250
3.30%, 4/25/23, Series K031, Class A2(e)	245,000	267,926
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
1.87%, 11/25/19, Series K712, Class A2	25,000	25,392
3.97%, 1/25/21, Series K013, Class A2	200,000	219,272
2.87%, 12/25/21, Series K017, Class A2	50,000	52,894
2.51%, 11/25/22, Series K026, Class A2	50,000	52,250
2.62%, 3/25/23, Series K035, Class A1	206,637	213,836
2.67%, 12/25/24, Series K042, Class A2	50,000	52,717
3.02%, 1/25/25, Series K045, Class A2	55,000	59,425
Federal National Mortgage Association
3.33%, 10/25/23, Series 2013-M14, Class A2(e)	100,000	108,365
3.50%, 1/25/24, Series 2014-M3, Class A2(e)	110,000	119,902
3.10%, 7/25/24, Series 2014-M9, Class A2(e)	596,000	636,740
2.72%, 10/25/24, Series 2015-M3, Class A2	250,000	262,347
Federal National Mortgage Association Alternative Credit Enhancement Securities
2.17%, 9/25/19, Series 2014-M10, Class ASQ2(e)	25,000	25,504
2.30%, 9/25/22, Series 2012-M14, Class A2(e)	50,000	51,026
2.30%, 10/25/24, Series 2015-M3, Class A1	45,094	46,394

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	57

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

Investments in Long Securities	Principal Amount	Value
GS Mortgage Securities Corp.
2.73%, 5/10/50, Series 2015-GC30, Class A2	$100,000	$103,075
GS Mortgage Securities Trust
4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	96,254
3.68%, 4/10/47, Series 2014-GC20, Class A3	100,000	106,393
4.00%, 4/10/47, Series 2014-GC20, Class A5	250,000	279,852
3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	77,795
3.67%, 9/10/47, Series 2014-GC24, Class A4	300,000	329,399
JP Morgan Chase Commercial Mortgage Securities Corp.
2.61%, 12/15/47, Series 2012-LC9, Class A4	100,000	103,734
JP Morgan Chase Commercial Mortgage Securities Trust
3.41%, 1/15/46, Series 2013-C13, Class ASB	175,000	186,533
5.79%, 2/12/51, Series 2007-CB20, Class A4(e)	22,091	22,736
JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45, Series 2013-C12, Class A5	100,000	109,587
Morgan Stanley Bank of America Merrill Lynch Trust
3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	107,173
3.07%, 2/15/48, Series 2015-C20, Class ASB	250,000	263,540
3.25%, 2/15/48, Series 2015-C20, Class A4	200,000	213,223
3.31%, 4/15/48, Series 2015-C22, Class A4	95,000	102,116
3.72%, 7/15/50, Series 2015-C23, Class A4	175,000	193,355
Morgan Stanley Capital I Trust
3.77%, 3/15/45, Series 2012-C4, Class AS	280,000	299,850
Wachovia Bank Commercial Mortgage Trust
6.16%, 2/15/51, Series 2007-C33, Class A5(e)	350,000	360,059
Wells Fargo Commercial Mortgage Trust
3.70%, 11/15/48, Series 2015-C31, Class A4	100,000	110,316
WFRBS Commercial Mortgage Trust
4.42%, 9/15/46, Series 2013-C16, Class A5	100,000	114,564
3.03%, 12/15/46, Series 2013-C18, Class A2	25,000	25,823
4.02%, 12/15/46, Series 2013-C17, Class A4	60,000	67,218
4.10%, 3/15/47, Series 2014-C19, Class A5	25,000	28,138
3.43%, 11/15/47, Series 2014-C25, Class A3	40,000	42,666
3.63%, 11/15/47, Series 2014-C25, Class A5	100,000	109,572
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $7,018,198)		7,180,525
MUNICIPAL BONDS – 1.0%
United States – 1.0%
American Municipal Power, Inc. 8.08%, 2/15/50	60,000	101,378
Metropolitan Government of Nashville & Davidson County 5.71%, 7/1/34	50,000	65,163
New Jersey Economic Development Authority 3.14%, 2/15/22, Series B(a)	200,000	168,782
New Jersey Turnpike Authority 7.41%, 1/1/40	170,000	271,490
State of California 7.55%, 4/1/39	120,000	195,166
State of Illinois
4.95%, 6/1/23	110,000	115,840
5.10%, 6/1/33	120,000	117,362
State of Texas 5.52%, 4/1/39	40,000	56,863
TOTAL MUNICIPAL BONDS (Cost: $1,058,753)		1,092,044
ASSET-BACKED SECURITIES – 0.4%
United States – 0.4%
Chase Issuance Trust 2.77%, 3/15/23, Series 2014-A2, Class A2	160,000	168,940
GM Financial Automobile Leasing Trust 1.62%, 9/20/19, Series 2016-2, Class A3	220,000	221,025
TOTAL ASSET-BACKED SECURITIES (Cost: $389,998)		389,965

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
United States – 0.5%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(f) (Cost: $565,415)(g)	565,415	565,415
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 100.2% (Cost: $105,677,403)		109,495,808

Securities Sold Short	Principal Amount
U.S. GOVERNMENT AGENCIES – (0.5)%
Government National Mortgage Association – (0.1)%
5.50%, 9/1/46(b)	$(150,000)	(168,938)
Federal Home Loan Mortgage Corporation – (0.4)%
5.50%, 9/1/46(b)	(350,000)	(391,781)
TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds: $556,094)		(560,719)
Cash and Other Assets in Excess of Liabilities – 0.3%		349,835

NET ASSETS – 100.0%		$109,284,924

See Notes to Financial Statements.

58	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

August 31, 2016

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2016.

(b)	To-be-announced (“TBA”) security (See Note 2).

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(e)	Rate shown reflects the accrual rate as of August 31, 2016 on securities with variable or step rates.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(g)	At August 31, 2016, the total market value of the Fund’s securities on loan was $547,977 and the total market value of the collateral held by the Fund was $565,415.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	59

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2016

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.8%
Federal Home Loan Mortgage Corporation – 7.6%
2.38%, 1/13/22	$210,000	$221,076
3.50%, 12/1/33	122,861	130,531
4.00%, 6/1/34	38,760	42,006
4.00%, 12/1/43	55,594	59,570
3.50%, 9/1/46(a)	100,000	105,316
4.00%, 9/1/46(a)	140,000	149,833
4.50%, 9/1/46(a)	235,000	256,995

Total Federal Home Loan Mortgage Corporation		965,327
Federal National Mortgage Association – 14.7%
0.88%, 5/21/18	234,000	234,211
4.00%, 7/1/19	30,946	32,011
4.00%, 7/1/26	24,009	25,526
3.50%, 12/1/26	28,029	29,623
2.50%, 8/1/28	34,262	35,443
3.00%, 11/1/28	33,946	35,669
3.00%, 7/1/29	70,112	73,488
2.50%, 9/1/31(a)	90,000	93,002
3.50%, 9/1/31(a)	120,000	126,719
4.00%, 8/1/34	72,444	78,374
3.50%, 2/1/35	87,901	93,406
4.50%, 10/1/41	61,731	67,761
3.50%, 6/1/42	69,118	73,085
4.00%, 6/1/43	20,909	22,455
3.00%, 8/1/43	82,031	85,530
4.00%, 11/1/43	50,238	53,800
4.50%, 5/1/44	44,098	48,143
3.00%, 9/1/46(a)	145,000	150,471
3.50%, 9/1/46(a)	155,000	163,349
4.00%, 9/1/46(a)	75,000	80,350
4.50%, 9/1/46(a)	130,000	142,025
5.00%, 9/1/46(a)	105,000	116,386

Total Federal National Mortgage Association		1,860,827
Government National Mortgage Association – 6.5%
5.00%, 2/20/43	93,361	101,607
5.00%, 12/20/43	157,261	171,145
3.50%, 8/20/44	191,027	203,012
5.00%, 8/20/44	87,269	94,799
3.50%, 9/1/46(a)	25,000	26,537
4.00%, 9/1/46(a)	210,000	224,450

Total Government National Mortgage Association		821,550
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $3,602,743)		3,647,704
U.S. GOVERNMENT OBLIGATIONS – 29.7%
U.S. Treasury Bonds – 13.1%
U.S. Treasury Bond
6.88%, 8/15/25	300,000	436,043
4.50%, 2/15/36	335,000	479,024
4.38%, 5/15/40	267,200	380,264
3.63%, 8/15/43	281,100	365,194

Total U.S. Treasury Bonds		1,660,525
U.S. Treasury Note – 16.6%
U.S. Treasury Note 0.88%, 1/15/18	2,100,000	2,104,102
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $3,571,552)		3,764,627
CORPORATE BONDS – 24.7%
United States – 24.7%
21st Century Fox America, Inc. 6.65%, 11/15/37	21,000	28,229
AbbVie, Inc. 3.60%, 5/14/25	50,000	53,010
American International Group, Inc. 4.88%, 6/1/22	51,000	57,216
Amgen, Inc. 4.66%, 6/15/51(b)	42,000	45,244
Anthem, Inc. 4.65%, 1/15/43	38,000	42,630
AT&T, Inc.
3.80%, 3/15/22	59,000	63,417
4.35%, 6/15/45	48,000	48,588
Bank of America Corp. 2.60%, 1/15/19	143,000	146,289
Burlington Northern Santa Fe LLC 4.70%, 10/1/19	45,500	50,172
Citigroup, Inc. 2.65%, 10/26/20	30,000	30,780
Comcast Corp. 6.45%, 3/15/37	40,000	56,265
ConocoPhillips 6.50%, 2/1/39	50,000	65,902
Dow Chemical Co. (The) 4.25%, 11/15/20	105,000	114,222
Duke Energy Florida LLC 6.40%, 6/15/38	33,500	47,971
Enterprise Products Operating LLC 3.35%, 3/15/23	135,000	140,057
Ford Motor Co. 4.75%, 1/15/43	51,000	55,385
General Electric Co. 5.50%, 1/8/20	77,000	87,272
General Motors Financial Co., Inc. 4.30%, 7/13/25	60,000	62,312
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	90,000	102,562
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	62,000	70,380
International Paper Co. 3.80%, 1/15/26	45,000	47,804
JPMorgan Chase & Co. 3.20%, 1/25/23	128,000	133,671
Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	38,000	38,722
Morgan Stanley 2.13%, 4/25/18	109,000	110,158
Norfolk Southern Corp. 3.00%, 4/1/22	38,000	39,826

See Notes to Financial Statements.

60	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2016

Investments	Principal Amount	Value

Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	$70,000	$88,971
Oracle Corp. 6.50%, 4/15/38	79,000	111,722
PepsiCo, Inc. 4.50%, 1/15/20	135,000	148,891
Pfizer, Inc. 7.20%, 3/15/39	32,000	49,208
Philip Morris International, Inc. 4.88%, 11/15/43	87,000	106,676
Plains All American Pipeline L.P. 3.65%, 6/1/22	157,500	159,498
Public Service Electric & Gas Co. 2.38%, 5/15/23	61,000	62,224
Simon Property Group L.P. 3.38%, 10/1/24	54,000	57,997
Southern California Edison Co. 4.65%, 10/1/43	52,000	64,195
Time Warner Cable, Inc. 6.75%, 6/15/39	29,500	36,473
Time Warner, Inc. 7.63%, 4/15/31	20,000	28,241
United Technologies Corp.
6.13%, 2/1/19	90,500	100,974
4.50%, 6/1/42	37,000	43,970
Verizon Communications, Inc. 5.15%, 9/15/23	50,000	58,601
Wal-Mart Stores, Inc. 6.20%, 4/15/38	57,000	82,399
Wells Fargo & Co. 4.13%, 8/15/23	122,000	133,284
Xerox Corp. 6.35%, 5/15/18	61,000	64,908
TOTAL CORPORATE BONDS (Cost: $2,962,858)		3,136,316
FOREIGN CORPORATE BONDS – 3.0%
Belgium – 1.1%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	121,000	135,564
Canada – 0.7%
Nexen Energy ULC 6.40%, 5/15/37	63,000	84,821
Mexico – 0.4%
Petroleos Mexicanos 6.00%, 3/5/20	46,000	50,450
United Kingdom – 0.8%
HSBC Holdings PLC 5.10%, 4/5/21	96,000	107,277
TOTAL FOREIGN CORPORATE BONDS (Cost: $364,023)		378,112
FOREIGN GOVERNMENT AGENCIES – 1.1%
Germany – 1.1%
KFW 2.50%, 11/20/24 (Cost: $126,331)	126,000	133,609
FOREIGN GOVERNMENT OBLIGATIONS – 1.6%
Italy – 0.5%
Italy Government International Bond 5.38%, 6/15/33	56,000	69,856
Mexico – 0.7%
Mexico Government International Bond 4.00%, 10/2/23	81,000	88,189
Turkey – 0.4%
Turkey Government International Bond 7.38%, 2/5/25	40,000	48,208
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $195,783)		206,253
SUPRANATIONAL BOND – 1.6%
European Investment Bank 4.00%, 2/16/21 (Cost: $198,842)	185,000	205,690
COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.6%
United States – 4.6%
Citigroup Commercial Mortgage Trust
1.99%, 4/10/46, Series 2013-GC11, Class A2	10,000	10,046
COMM Mortgage Trust
3.60%, 5/10/47, Series 2014-CR17, Class ASB	35,000	37,137
3.08%, 2/10/48, Series 2015-DC1, Class A4	100,000	105,253
JPMBB Commercial Mortgage Securities Trust
3.05%, 4/15/47, Series 2014-C19, Class A2	120,000	124,399
JPMorgan Chase Commercial Mortgage Securities Trust
2.67%, 1/15/46, Series 2013-C13, Class A2	30,000	30,671
Morgan Stanley Bank of America Merrill Lynch Trust
3.53%, 12/15/47, Series 2014-C19, Class A4	25,000	27,343
3.07%, 2/15/48, Series 2015-C20, Class ASB	110,000	115,957
WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	120,000	134,435
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $568,037)		585,241
MUNICIPAL BOND – 1.2%
United States – 1.2%
State of California 7.55%, 4/1/39 (Cost: $137,405)	95,000	154,506
TOTAL INVESTMENTS IN SECURITIES – 96.3% (Cost: $11,727,574)		12,212,058
Cash and Other Assets in Excess of Liabilities – 3.7%		466,545

NET ASSETS – 100.0%		$12,678,603

(a)	To-be-announced (“TBA”) security (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	61

Schedule of Investments (conclued)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

August 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS
	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
5 Year U.S. Treasury Note	30	$(3,637,500)	Dec-16	$2,836
U.S. Treasury Ultra Long Term Bond	19	(3,561,906)	Dec-16	10,922
Ultra 10 Year U.S. Treasury Note	38	(5,486,250)	Dec-16	1,485
				$15,243

See Notes to Financial Statements.

62	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2016

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 31.9%
Federal Home Loan Mortgage Corporation – 8.5%
2.38%, 1/13/22	$677,000	$712,708
4.00%, 5/1/34	222,530	241,090
4.00%, 12/1/43	55,594	59,570
3.50%, 9/1/46(a)	200,000	210,633
4.00%, 9/1/46(a)	320,000	342,475
4.50%, 9/1/46(a)	425,000	464,777

Total Federal Home Loan Mortgage Corporation		2,031,253
Federal National Mortgage Association – 16.7%
0.88%, 5/21/18	550,000	550,495
4.00%, 8/1/18	18,179	18,805
4.00%, 7/1/19	59,458	61,503
5.50%, 10/1/25	105,266	118,440
4.00%, 7/1/26	24,009	25,526
3.50%, 12/1/26	28,029	29,623
2.50%, 8/1/28	34,262	35,443
3.00%, 11/1/28	33,946	35,669
3.00%, 7/1/29	140,224	146,975
2.50%, 9/1/31(a)	175,000	180,838
3.00%, 9/1/31(a)	25,000	26,178
3.50%, 9/1/31(a)	250,000	263,999
4.00%, 4/1/32	110,206	119,040
4.00%, 8/1/34	162,676	175,993
4.50%, 9/1/39	53,343	58,334
3.50%, 6/1/42	69,118	73,085
4.00%, 6/1/43	20,909	22,455
3.00%, 8/1/43	82,031	85,530
4.00%, 11/1/43	50,238	53,800
4.50%, 5/1/44	44,098	48,143
3.00%, 9/1/46(a)	350,000	363,207
3.50%, 9/1/46(a)	370,000	389,931
4.00%, 9/1/46(a)	225,000	241,049
4.50%, 9/1/46(a)	350,000	382,375
5.00%, 9/1/46(a)	450,000	498,797

Total Federal National Mortgage Association		4,005,233
Government National Mortgage Association – 6.7%
5.00%, 2/20/43	93,361	101,607
5.00%, 4/20/44	230,093	249,523
3.50%, 7/20/44	310,636	330,164
4.00%, 7/20/44	152,425	162,960
5.00%, 7/20/44	43,229	46,964
3.50%, 8/20/44	382,054	406,024
5.00%, 8/20/44	41,316	44,881
4.00%, 9/1/46(a)	250,000	267,202

Total Government National Mortgage Association		1,609,325
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $7,547,499)		7,645,811
U.S. GOVERNMENT OBLIGATIONS – 29.4%
U.S. Treasury Bonds – 7.3%
U.S. Treasury Bond
4.50%, 2/15/36	172,000	245,947
4.38%, 5/15/40	251,700	358,206
2.88%, 5/15/43	382,000	434,144
3.63%, 8/15/43	549,700	714,148

Total U.S. Treasury Bonds		1,752,445

Investments in Long Securities	Principal Amount	Value

U.S. Treasury Note – 22.1%
U.S. Treasury Note 0.88%, 1/15/18	$5,300,000	$5,310,351
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $6,786,569)		7,062,796
CORPORATE BONDS – 26.3%
United States – 26.3%
21st Century Fox America, Inc. 6.65%, 11/15/37	61,000	81,997
AbbVie, Inc. 3.60%, 5/14/25	75,000	79,516
American International Group, Inc. 4.88%, 6/1/22	82,000	91,994
Amgen, Inc. 4.66%, 6/15/51(b)	110,000	118,495
Anthem, Inc. 4.65%, 1/15/43	87,000	97,601
AT&T, Inc. 3.80%, 3/15/22	65,000	69,866
4.35%, 6/15/45	65,000	65,797
Bank of America Corp. 2.60%, 1/15/19	238,000	243,473
Boeing Co. (The) 2.50%, 3/1/25	84,000	86,652
Burlington Northern Santa Fe LLC 4.70%, 10/1/19	63,500	70,021
Capital One Financial Corp. 2.45%, 4/24/19	125,000	127,676
Citigroup, Inc.
5.50%, 9/13/25	100,000	113,580
8.13%, 7/15/39	32,000	50,700
Comcast Corp. 6.45%, 3/15/37	67,000	94,243
ConocoPhillips 6.50%, 2/1/39	100,000	131,803
Dow Chemical Co. (The) 4.25%, 11/15/20	157,000	170,789
Duke Energy Florida LLC 6.40%, 6/15/38	55,500	79,475
Enterprise Products Operating LLC 3.35%, 3/15/23	233,000	241,728
Ford Motor Co. 4.75%, 1/15/43	126,000	136,833
General Electric Co. 5.50%, 1/8/20	176,000	199,479
General Motors Financial Co., Inc. 4.00%, 1/15/25	100,000	102,054
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	165,000	188,030
Hartford Financial Services Group, Inc. (The) 5.13%, 4/15/22	74,000	84,002
International Paper Co. 4.75%, 2/15/22	125,000	138,892
JPMorgan Chase & Co.
3.20%, 1/25/23	186,000	194,240
5.50%, 10/15/40	45,000	58,043

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	63

Schedule of Investments (continued)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2016

Investments in Long Securities	Principal Amount	Value

Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	$123,000	$125,336
Morgan Stanley 2.13%, 4/25/18	194,000	196,061
Norfolk Southern Corp. 3.00%, 4/1/22	78,000	81,748
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	143,000	181,755
Oracle Corp. 6.50%, 4/15/38	152,000	214,959
PepsiCo, Inc. 4.50%, 1/15/20	188,000	207,345
Pfizer, Inc. 7.20%, 3/15/39	119,000	182,993
Philip Morris International, Inc. 4.88%, 11/15/43	111,000	136,104
Plains All American Pipeline L.P. 3.65%, 6/1/22	214,500	217,221
Prudential Financial, Inc. 6.63%, 12/1/37, Series D	97,000	127,309
Public Service Electric & Gas Co. 2.38%, 5/15/23	156,000	159,129
Southern California Edison Co. 4.65%, 10/1/43	99,000	122,218
Time Warner Cable, Inc. 6.75%, 6/15/39	59,500	73,565
Time Warner, Inc. 7.63%, 4/15/31	38,000	53,659
United Technologies Corp.
6.13%, 2/1/19	125,500	140,025
4.50%, 6/1/42	35,000	41,593
Verizon Communications, Inc. 5.15%, 9/15/23	150,000	175,804
Wal-Mart Stores, Inc. 6.20%, 4/15/38	262,000	378,748
Wells Fargo & Co. 4.13%, 8/15/23	177,000	193,371
Xerox Corp. 6.35%, 5/15/18	177,000	188,339
TOTAL CORPORATE BONDS (Cost: $6,028,055)		6,314,261
FOREIGN CORPORATE BONDS – 2.8%
Belgium – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	188,000	210,628
Canada – 0.3%
Nexen Energy ULC 6.40%, 5/15/37	52,000	70,011
Mexico – 0.5%
Petroleos Mexicanos 6.00%, 3/5/20	125,000	137,094
Netherlands – 0.5%
Shell International Finance B.V. 5.50%, 3/25/40	99,000	123,886

United Kingdom – 0.6%
HSBC Holdings PLC 5.10%, 4/5/21	$127,000	$141,919
TOTAL FOREIGN CORPORATE BONDS (Cost: $661,188)		683,538
FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Italy – 0.6%
Italy Government International Bond 5.38%, 6/15/33	107,000	133,475
Mexico – 0.6%
Mexico Government International Bond 4.00%, 10/2/23	141,000	153,514
Turkey – 0.2%
Turkey Government International Bond 7.38%, 2/5/25	33,000	39,771
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $312,483)		326,760
SUPRANATIONAL BOND – 2.2%
European Investment Bank 4.00%, 2/16/21 (Cost: $519,399)	479,000	532,571
COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%
United States – 4.5%
CFCRE Commercial Mortgage Trust 3.83%, 12/15/47, Series 2011-C2, Class A4	95,175	103,220
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	35,000	35,159
COMM Mortgage Trust 3.60%, 5/10/47, Series 2014-CR17, Class ASB	55,000	58,358
2.87%, 2/10/48, Series 2015-DC1, Class A2	80,000	82,687
JPMBB Commercial Mortgage Securities Trust 4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	56,196
JPMorgan Chase Commercial Mortgage Securities Trust
2.67%, 1/15/46, Series 2013-C13, Class A2	75,000	76,677
5.42%, 1/15/49, Series 2007-LDPX, Class A3	80,864	81,686
Morgan Stanley Bank of America Merrill Lynch Trust 3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	111,353
UBS Commercial Mortgage Trust 3.00%, 5/10/45, Series 2012-C1, Class AAB	250,000	257,477
WFRBS Commercial Mortgage Trust
4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	112,029
2.90%, 3/15/47, Series 2014-C19, Class A2	100,000	103,251
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,059,599)		1,078,093
MUNICIPAL BOND – 1.0%
United States – 1.0%
State of California 7.55%, 4/1/39 (Cost: $219,608)	150,000	243,957
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 99.5% (Cost: $23,134,400)		23,887,787

See Notes to Financial Statements.

64	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

August 31, 2016

Securities Sold Short	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (1.3)%
Government National Mortgage Association – (1.3)%
3.50%, 9/1/46(a) (Proceeds: $318,469)
(Proceeds: $318,469)	$(300,000)	$(318,445)
Cash and Other Assets in Excess of Liabilities – 1.8%		436,063

NET ASSETS – 100.0%		$24,005,405
(a)	To-be-announced (“TBA”) security (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
10 Year U.S. Treasury Note	30	$(3,927,656)	Dec-16	$(4,688)
2 Year U.S. Treasury Note	27	(5,894,438)	Dec-16	1,688
5 Year U.S. Treasury Note	53	(6,426,250)	Dec-16	6,320
U.S. Treasury Ultra Long Term Bond	14	(2,624,562)	Dec-16	8,048
Ultra 10 Year U.S. Treasury Note	7	(1,010,625)	Dec-16	250
				$11,618

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	65

Schedule of Investments

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 99.7%
U.S. Treasury Notes – 99.7%
U.S. Treasury Floating Rate Note
0.50%, 10/31/17*	$370,000	$370,583
0.61%, 1/31/18*	369,800	370,680
0.53%, 4/30/18*	371,000	371,482
0.51%, 7/31/18*	135,000	135,072
TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $1,246,254)		1,247,817
Cash and Other Assets in Excess of Liabilities – 0.3%		3,515

NET ASSETS – 100.0%		$1,251,332
*	Floating rate note. Coupon shown is in effect at August 31, 2016. Date represents the ultimate maturity date.

See Notes to Financial Statements.

66	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2016

Investments	Principal Amount	Value

CORPORATE BONDS – 86.7%
United States – 86.7%
ACCO Brands Corp. 6.75%, 4/30/20	$89,000	$94,785
Advanced Micro Devices, Inc. 6.75%, 3/1/19	25,000	25,250
AES Corp. 7.38%, 7/1/21	80,000	92,200
Affinion Group, Inc. 7.88%, 12/15/18(a)	5,000	3,275
Alcoa, Inc. 6.75%, 7/15/18	91,000	98,567
Alere, Inc. 7.25%, 7/1/18	51,000	52,275
Aleris International, Inc. 9.50%, 4/1/21(b)	25,000	27,500
Ally Financial, Inc. 5.50%, 2/15/17	200,000	203,704
American Airlines Group, Inc. 6.13%, 6/1/18	66,000	69,135
Anixter, Inc. 5.63%, 5/1/19	36,000	38,250
APX Group, Inc. 6.38%, 12/1/19	17,000	17,531
Associated Materials LLC 9.13%, 11/1/17	60,000	57,150
Atwood Oceanics, Inc. 6.50%, 2/1/20(a)	20,000	15,850
Avaya, Inc. 7.00%, 4/1/19(a)(b)	95,000	71,250
Avon Products, Inc. 6.35%, 3/15/20	50,000	48,125
Basic Energy Services, Inc. 7.75%, 2/15/19(c)	44,000	16,940
Beazer Homes USA, Inc. 5.75%, 6/15/19	17,000	17,106
Beverages & More, Inc. 10.00%, 11/15/18(b)	13,000	12,139
BMC Software Finance, Inc. 8.13%, 7/15/21(b)	25,000	22,125
Boxer Parent Co., Inc. 9.00%, 10/15/19, PIK(a)(b)	25,000	22,438
Boyd Gaming Corp. 9.00%, 7/1/20	50,000	52,250
Cablevision Systems Corp. 7.75%, 4/15/18	158,000	169,060
Caesars Entertainment Resort Properties LLC 8.00%, 10/1/20	17,000	17,340
CalAtlantic Group, Inc. 8.38%, 5/15/18	59,000	65,195
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21	25,000	20,875
Case New Holland Industrial, Inc. 7.88%, 12/1/17	17,000	18,318
Casella Waste Systems, Inc. 7.75%, 2/15/19	124,000	126,867

CenturyLink, Inc. 5.63%, 4/1/20, Series V	$45,000	$48,094
Chesapeake Energy Corp. 6.63%, 8/15/20	100,000	89,500
CIT Group, Inc. 5.00%, 5/15/17	218,000	222,632
Citgo Holding, Inc. 10.75%, 2/15/20(b)	50,000	51,312
Clayton Williams Energy, Inc. 7.75%, 4/1/19(a)	45,000	42,525
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series B	150,000	151,875
Cliffs Natural Resources, Inc. 4.80%, 10/1/20	80,000	64,400
CNH Industrial Capital LLC 4.38%, 11/6/20(a)	30,000	31,613
Coeur Mining, Inc. 7.88%, 2/1/21	50,000	49,625
CommScope, Inc. 4.38%, 6/15/20(b)	36,000	37,350
Community Health Systems, Inc. 8.00%, 11/15/19(a)	80,000	76,100
Constellation Brands, Inc. 3.88%, 11/15/19	36,000	38,025
D.R. Horton, Inc. 3.63%, 2/15/18	83,000	84,556
DCP Midstream LLC 5.35%, 3/15/20(b)	72,000	73,440
DCP Midstream Operating L.P. 2.50%, 12/1/17	44,000	43,945
DISH DBS Corp. 4.25%, 4/1/18	230,000	237,056
Dole Food Co., Inc. 7.25%, 5/1/19(b)	88,000	89,980
Dollar Tree, Inc. 5.25%, 3/1/20	75,000	78,469
Energy Transfer Equity L.P. 7.50%, 10/15/20	89,000	97,900
Ensco PLC 4.70%, 3/15/21	50,000	43,275
EP Energy LLC 9.38%, 5/1/20(a)	45,000	29,250
EV Energy Partners L.P. 8.00%, 4/15/19	25,000	15,625
Freeport-McMoRan, Inc.
2.38%, 3/15/18	50,000	49,437
3.10%, 3/15/20(a)	40,000	37,000
Frontier Communications Corp. 8.88%, 9/15/20	89,000	97,344
GameStop Corp. 6.75%, 3/15/21(b)	50,000	50,750
Gastar Exploration, Inc. 8.63%, 5/15/18	23,000	19,349
GenOn Energy, Inc. 7.88%, 6/15/17	81,000	65,610

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	67

Schedule of Investments (continued)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2016

Investments	Principal Amount	Value

GLP Capital L.P. 4.88%, 11/1/20	$80,000	$86,000
Harland Clarke Holdings Corp. 6.88%, 3/1/20(b)	50,000	48,375
HCA Holdings, Inc. 6.25%, 2/15/21	35,000	37,975
HCA, Inc.
3.75%, 3/15/19	45,000	46,519
6.50%, 2/15/20	64,000	70,880
Headwaters, Inc. 7.25%, 1/15/19	72,000	75,060
Hertz Corp. (The) 6.75%, 4/15/19	86,000	87,935
Hexion, Inc.
8.88%, 2/1/18	54,000	50,760
6.63%, 4/15/20	58,000	50,569
HRG Group, Inc. 7.88%, 7/15/19	89,000	94,340
Hughes Satellite Systems Corp. 6.50%, 6/15/19	44,000	48,290
Icahn Enterprises L.P. 4.88%, 3/15/19	83,000	83,000
iHeartCommunications, Inc.
6.88%, 6/15/18	50,000	39,000
9.00%, 12/15/19	41,000	33,313
Iron Mountain, Inc. 6.00%, 10/1/20(b)	55,000	58,576
iStar, Inc.
7.13%, 2/15/18	156,000	163,312
4.88%, 7/1/18	30,000	30,383
JC Penney Corp., Inc. 8.13%, 10/1/19(a)	85,000	91,906
K Hovnanian Enterprises, Inc. 7.25%, 10/15/20(b)	72,000	64,800
KB Home 4.75%, 5/15/19	157,000	160,532
Kinetic Concepts, Inc. 10.50%, 11/1/18	107,000	110,477
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/19	25,000	22,938
Lennar Corp. 4.75%, 12/15/17	157,000	162,299
Louisiana-Pacific Corp. 7.50%, 6/1/20	55,000	57,234
Mallinckrodt International Finance S.A. 4.88%, 4/15/20(b)	55,000	56,512
Martin Midstream Partners L.P. 7.25%, 2/15/21	30,000	28,613
Masco Corp. 7.13%, 3/15/20	89,000	103,240
Nabors Industries, Inc. 5.00%, 9/15/20	50,000	49,546
Nationstar Mortgage LLC 7.88%, 10/1/20	25,000	25,313
Navient Corp. 8.45%, 6/15/18, Series A	160,000	174,800

NCL Corp. Ltd. 5.25%, 11/15/19(b)	$17,000	$17,361
NGPL PipeCo LLC 7.12%, 12/15/17(b)	28,000	29,365
Niska Gas Storage Ltd. 6.50%, 4/1/19	17,000	16,873
Northern Oil and Gas, Inc. 8.00%, 6/1/20(a)	25,000	18,375
NRG Energy, Inc. 7.63%, 1/15/18	46,000	49,507
Nuance Communications, Inc. 5.38%, 8/15/20(b)	89,000	91,336
Overseas Shipholding Group, Inc. 8.13%, 3/30/18	28,000	28,910
Pactiv LLC 8.13%, 6/15/17	150,000	156,375
Radian Group, Inc. 5.50%, 6/1/19	96,000	102,120
Realogy Group LLC 4.50%, 4/15/19(a)(b)	36,000	37,485
Rockies Express Pipeline LLC 5.63%, 4/15/20(b)	28,000	29,435
Sabine Pass Liquefaction LLC 5.63%, 2/1/21	125,000	131,875
Serta Simmons Bedding LLC 8.13%, 10/1/20(b)	53,000	55,352
Smithfield Foods, Inc. 7.75%, 7/1/17	71,000	74,106
Southwestern Energy Co. 5.80%, 1/23/20	125,000	125,625
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)	69,000	48,818
Springleaf Finance Corp. 5.25%, 12/15/19	30,000	30,788
Sprint Capital Corp. 6.90%, 5/1/19	100,000	101,500
Sprint Communications, Inc. 9.00%, 11/15/18(b)	175,000	193,375
Starz LLC 5.00%, 9/15/19	104,000	105,586
Steel Dynamics, Inc. 6.13%, 8/15/19	64,000	66,083
T-Mobile USA, Inc. 6.46%, 4/28/19	86,000	87,827
Talen Energy Supply LLC 4.63%, 7/15/19(b)	75,000	70,875
Targa Resources Partners L.P.
5.00%, 1/15/18	63,000	64,575
4.13%, 11/15/19	31,000	31,388
Tenet Healthcare Corp. 5.00%, 3/1/19	109,000	106,411
Tesoro Corp. 4.25%, 10/1/17	45,000	46,294
Tesoro Logistics L.P. 5.50%, 10/15/19	5,000	5,350

See Notes to Financial Statements.

68	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2016

Investments	Principal Amount	Value

Titan International, Inc. 6.88%, 10/1/20	$36,000	$34,110
Toys R Us Property Co. II LLC 8.50%, 12/1/17	50,000	50,187
TransDigm, Inc. 5.50%, 10/15/20	89,000	91,781
Transocean, Inc.
6.80%, 12/15/16	18,000	18,203
6.00%, 3/15/18	25,000	25,156
6.50%, 11/15/20	25,000	24,125
Tronox Finance LLC 6.38%, 8/15/20(a)	15,000	13,650
TRU Taj LLC 12.00%, 8/15/21(b)	12,000	12,270
United Continental Holdings, Inc. 6.38%, 6/1/18	101,000	106,555
United States Steel Corp. 7.38%, 4/1/20(a)	24,000	23,805
Universal Hospital Services, Inc. 7.63%, 8/15/20	25,000	24,063
USG Corp. 9.50%, 1/15/18	79,000	86,900
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(a)(b)	125,000	125,987
Vanguard Natural Resources LLC 7.00%, 2/15/23(b)	46,000	27,830
Weatherford International Ltd. 5.13%, 9/15/20(a)	25,000	23,625
Windstream Services LLC 7.75%, 10/15/20(a)	100,000	102,500
TOTAL CORPORATE BONDS (Cost: $8,311,712)		8,417,751
FOREIGN CORPORATE BONDS – 8.5%
Canada – 3.2%
Bombardier, Inc. 5.50%, 9/15/18(a)(b)	43,000	44,397
Cenovus Energy, Inc. 5.70%, 10/15/19	50,000	53,774
First Quantum Minerals Ltd. 6.75%, 2/15/20(b)	50,000	44,250
HudBay Minerals, Inc. 9.50%, 10/1/20	50,000	50,375
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)	18,000	19,238
Teck Resources Ltd. 4.50%, 1/15/21(a)	50,000	47,875
Tervita Corp. 8.00%, 11/15/18(b)	50,000	49,125

Total Canada		309,034
Cyprus – 0.2%
Drill Rigs Holdings, Inc. 6.50%, 10/1/17(a)(b)	54,000	17,550
France – 0.8%
Credit Agricole S.A. 8.38%, 10/13/19(b)(d)(e)	71,000	80,599
Germany – 0.5%
Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 7/31/19(b)	$44,000	$48,345
Luxembourg – 2.1%
ArcelorMittal 6.25%, 8/5/20(a)	100,000	108,500
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19	115,000	92,719

Total Luxembourg		201,219
United Kingdom – 1.7%
Anglo American Capital PLC 4.45%, 9/27/20(b)	100,000	101,500
Noble Holding International Ltd. 4.90%, 8/1/20(a)	25,000	22,062
Royal Bank of Scotland Group PLC 4.70%, 7/3/18	43,000	44,351

Total United Kingdom		167,913
TOTAL FOREIGN CORPORATE BONDS (Cost: $859,187)		824,660
	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.6%
United States – 9.6%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(f) (Cost: $938,153)(g)	938,153	938,153
TOTAL INVESTMENTS IN SECURITIES – 104.8% (Cost: $10,109,052)		10,180,564
Liabilities in Excess of Cash and Other Assets – (4.8)%		(468,340)

NET ASSETS – 100.0%		$9,712,224
(a)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Security in default on interest payments.

(d)	Rate shown reflects the accrual rate as of August 31, 2016 on securities with variable or step rates.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(g)	At August 31, 2016, the total market value of the Fund’s securities on loan was $904,383 and the total market value of the collateral held by the Fund was $938,153.

PIK – Payment In Kind

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	69

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

August 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
5 Year U.S. Treasury Note	21	$(2,546,250)	Dec-16	$1,203
U.S. Treasury Ultra Long Term Bond	9	(1,687,219)	Dec-16	5,174
Ultra 10 Year U.S. Treasury Note	34	(4,908,750)	Dec-16	1,328
				$7,705

See Notes to Financial Statements.

70	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2016

Investments	Principal Amount	Value
CORPORATE BONDS – 83.5%
United States – 83.5%
Advanced Micro Devices, Inc. 6.75%, 3/1/19	$25,000	$25,250
AES Corp. 7.38%, 7/1/21	120,000	138,300
Affinion Group, Inc. 7.88%, 12/15/18(a)	18,000	11,790
Alcoa, Inc. 6.75%, 7/15/18	119,000	128,895
Alere, Inc. 7.25%, 7/1/18	120,000	123,000
Aleris International, Inc. 9.50%, 4/1/21(b)	25,000	27,500
Ally Financial, Inc. 5.50%, 2/15/17	310,000	315,742
American Airlines Group, Inc. 6.13%, 6/1/18	172,000	180,170
APX Group, Inc. 8.75%, 12/1/20	25,000	24,156
Ashland, Inc. 3.88%, 4/15/18	83,000	85,594
Associated Materials LLC 9.13%, 11/1/17	100,000	95,250
Atwood Oceanics, Inc. 6.50%, 2/1/20(a)	20,000	15,850
Avaya, Inc. 7.00%, 4/1/19(a)(b)	89,000	66,750
Avon Products, Inc. 6.35%, 3/15/20	75,000	72,187
Basic Energy Services, Inc. 7.75%, 2/15/19(c)	39,000	15,015
Beverages & More, Inc. 10.00%, 11/15/18(b)	41,000	38,284
BMC Software Finance, Inc. 8.13%, 7/15/21(b)	50,000	44,250
Boxer Parent Co., Inc. 9.00%, 10/15/19, PIK(a)(b)	25,000	22,438
Boyd Gaming Corp. 9.00%, 7/1/20	18,000	18,810
Cablevision Systems Corp. 7.75%, 4/15/18	238,000	254,660
CalAtlantic Group, Inc. 8.38%, 5/15/18	69,000	76,245
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21	25,000	20,875
Case New Holland Industrial, Inc. 7.88%, 12/1/17	23,000	24,783
Casella Waste Systems, Inc. 7.75%, 2/15/19	54,000	55,249
CenturyLink, Inc. 5.63%, 4/1/20, Series V	100,000	106,875
Chesapeake Energy Corp. 6.63%, 8/15/20(a)	150,000	134,250
CIT Group, Inc. 5.00%, 5/15/17	317,000	323,736
Citgo Holding, Inc. 10.75%, 2/15/20(b)	$100,000	$102,625
Clayton Williams Energy, Inc. 7.75%, 4/1/19(a)	103,000	97,335
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series B	125,000	126,562
Cliffs Natural Resources, Inc. 4.80%, 10/1/20	100,000	80,500
CNH Industrial Capital LLC 4.38%, 11/6/20(a)	40,000	42,150
Coeur Mining, Inc. 7.88%, 2/1/21	75,000	74,437
CommScope, Inc. 4.38%, 6/15/20(b)	30,000	31,125
Community Health Systems, Inc. 8.00%, 11/15/19(a)	150,000	142,687
Constellation Brands, Inc. 3.88%, 11/15/19	125,000	132,031
D.R. Horton, Inc. 3.75%, 3/1/19	138,000	142,830
DCP Midstream Operating L.P. 2.50%, 12/1/17	64,000	63,920
DISH DBS Corp. 4.25%, 4/1/18	176,000	181,400
Dole Food Co., Inc. 7.25%, 5/1/19(b)	52,000	53,170
Ensco PLC 4.70%, 3/15/21	75,000	64,913
EP Energy LLC 9.38%, 5/1/20(a)	55,000	35,750
EV Energy Partners L.P. 8.00%, 4/15/19	50,000	31,250
Freeport-McMoRan, Inc.
2.38%, 3/15/18	70,000	69,212
3.10%, 3/15/20(a)	60,000	55,500
Frontier Communications Corp. 8.88%, 9/15/20	100,000	109,375
GameStop Corp. 6.75%, 3/15/21(b)	75,000	76,125
Gastar Exploration, Inc. 8.63%, 5/15/18	60,000	50,475
GenOn Energy, Inc. 7.88%, 6/15/17	129,000	104,490
Genworth Holdings, Inc. 7.20%, 2/15/21	100,000	94,750
GLP Capital L.P. 4.88%, 11/1/20	120,000	129,000
Halcon Resources Corp. 8.63%, 2/1/20(a)(b)(f)	51,000	48,705
Harland Clarke Holdings Corp. 6.88%, 3/1/20(b)	75,000	72,562
HCA Holdings, Inc. 6.25%, 2/15/21	50,000	54,250
HCA, Inc.
3.75%, 3/15/19	65,000	67,194
6.50%, 2/15/20	90,000	99,675

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	71

Schedule of Investments (continued)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2016

Investments	Principal Amount	Value
Headwaters, Inc. 7.25%, 1/15/19	$103,000	$107,377
Hertz Corp. (The) 6.75%, 4/15/19	86,000	87,935
Hexion, Inc.
8.88%, 2/1/18	119,000	111,860
6.63%, 4/15/20	92,000	80,213
Hughes Satellite Systems Corp. 6.50%, 6/15/19	64,000	70,240
Icahn Enterprises L.P. 4.88%, 3/15/19	100,000	100,000
iHeartCommunications, Inc. 6.88%, 6/15/18	123,000	95,940
Iron Mountain, Inc. 6.00%, 10/1/20(b)	75,000	79,876
iStar, Inc.
7.13%, 2/15/18	50,000	52,344
4.88%, 7/1/18	149,000	150,900
j2 Cloud Services, Inc. 8.00%, 8/1/20	10,000	10,438
JC Penney Corp., Inc. 8.13%, 10/1/19(a)	140,000	151,375
KB Home 4.75%, 5/15/19	53,000	54,193
Kinetic Concepts, Inc.
10.50%, 11/1/18	206,000	212,695
12.50%, 11/1/19	75,000	76,687
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/19	100,000	91,750
L Brands, Inc. 7.00%, 5/1/20	125,000	144,531
Lennar Corp. 4.75%, 12/15/17	236,000	243,965
LSB Industries, Inc. 7.75%, 8/1/19(a)	83,000	85,801
Martin Midstream Partners L.P. 7.25%, 2/15/21	40,000	38,150
Masco Corp. 7.13%, 3/15/20	125,000	145,000
MGM Resorts International 7.63%, 1/15/17	202,000	207,050
Nabors Industries, Inc. 5.00%, 9/15/20	75,000	74,319
Nationstar Mortgage LLC 7.88%, 10/1/20	40,000	40,500
Navient Corp. 8.45%, 6/15/18, Series A	275,000	300,437
NCL Corp. Ltd. 5.25%, 11/15/19(b)	64,000	65,360
Niska Gas Storage Ltd. 6.50%, 4/1/19	75,000	74,437
Northern Oil and Gas, Inc. 8.00%, 6/1/20(a)	25,000	18,375
NRG Energy, Inc. 7.63%, 1/15/18	53,000	57,041
Nuance Communications, Inc. 5.38%, 8/15/20(b)	$30,000	$30,788
Overseas Shipholding Group, Inc. 8.13%, 3/30/18	42,000	43,365
Pactiv LLC 8.13%, 6/15/17	153,000	159,502
PulteGroup, Inc. 7.63%, 10/15/17	50,000	53,250
Radian Group, Inc. 5.50%, 6/1/19	137,000	145,734
Rite Aid Corp. 9.25%, 3/15/20	120,000	126,750
Sabine Pass Liquefaction LLC 5.63%, 2/1/21	175,000	184,625
Silgan Holdings, Inc. 5.00%, 4/1/20	100,000	102,500
Southwestern Energy Co. 5.80%, 1/23/20	125,000	125,625
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)	86,000	60,845
Springleaf Finance Corp. 5.25%, 12/15/19	150,000	153,937
Sprint Communications, Inc. 9.00%, 11/15/18(b)	300,000	331,500
Starz LLC 5.00%, 9/15/19	149,000	151,273
Steel Dynamics, Inc. 6.13%, 8/15/19	65,000	67,116
SunCoke Energy Partners L.P. 7.38%, 2/1/20(b)	75,000	69,188
Synovus Financial Corp. 5.13%, 6/15/17	49,000	49,858
T-Mobile USA, Inc. 6.46%, 4/28/19	193,000	197,101
Talen Energy Supply LLC 4.63%, 7/15/19(b)	100,000	94,500
Targa Resources Partners L.P. 5.00%, 1/15/18	134,000	137,350
Tenet Healthcare Corp. 5.00%, 3/1/19	205,000	200,131
Terex Corp. 6.50%, 4/1/20	125,000	129,075
Tesoro Corp. 4.25%, 10/1/17	97,000	99,789
Tesoro Logistics L.P. 5.50%, 10/15/19	103,000	110,210
Toys R Us Property Co. II LLC 8.50%, 12/1/17	75,000	75,281
Transocean, Inc. 6.50%, 11/15/20(a)	50,000	48,250
Tronox Finance LLC 6.38%, 8/15/20(a)	20,000	18,200
TRU Taj LLC 12.00%, 8/15/21(b)	15,000	15,338
United Continental Holdings, Inc. 6.38%, 6/1/18	160,000	168,800

See Notes to Financial Statements.

72	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

August 31, 2016

Investments	Principal Amount	Value
United States Steel Corp. 7.38%, 4/1/20(a)	$56,000	$55,545
Universal Hospital Services, Inc. 7.63%, 8/15/20	25,000	24,063
USG Corp. 9.50%, 1/15/18	185,000	203,500
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(a)(b)	175,000	176,382
Vanguard Natural Resources LLC 7.00%, 2/15/23(b)	76,000	45,980
Weatherford International Ltd. 5.13%, 9/15/20(a)	50,000	47,250
Windstream Services LLC 7.75%, 10/15/20(a)	100,000	102,500
TOTAL CORPORATE BONDS (Cost: $11,550,251)		11,713,792
FOREIGN CORPORATE BONDS – 13.0%
Canada – 4.2%
Bombardier, Inc. 7.75%, 3/15/20(b)	100,000	106,500
Cenovus Energy, Inc. 5.70%, 10/15/19	75,000	80,660
First Quantum Minerals Ltd. 6.75%, 2/15/20(b)	100,000	88,500
HudBay Minerals, Inc. 9.50%, 10/1/20	65,000	65,487
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)	31,000	33,131
Teck Resources Ltd. 4.50%, 1/15/21(a)	100,000	95,750
Telesat Canada 6.00%, 5/15/17(b)	102,000	102,255
Tervita Corp. 8.00%, 11/15/18(b)	19,000	18,668

Total Canada		590,951
Germany – 2.6%
Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 7/31/19(b)	100,000	109,875
Schaeffler Holding Finance B.V. 6.88%, 8/15/18, PIK(b)	250,000	256,875

Total Germany		366,750
Italy – 1.5%
Wind Acquisition Finance S.A. 7.38%, 4/23/21(b)	$200,000	$206,500
Luxembourg – 2.3%
ArcelorMittal 6.25%, 8/5/20(a)	150,000	162,750
Intelsat Jackson Holdings S.A. 7.25%, 4/1/19	191,000	153,994

Total Luxembourg		316,744
New Zealand – 0.7%
Reynolds Group Issuer, Inc. 5.75%, 10/15/20	100,000	103,375
United Kingdom – 1.7%
Anglo American Capital PLC 4.45%, 9/27/20(b)	200,000	203,000
Noble Holding International Ltd. 4.90%, 8/1/20(a)	25,000	22,063
Royal Bank of Scotland Group PLC 4.70%, 7/3/18	20,000	20,628

Total United Kingdom		245,691
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,819,198)		1,830,011

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 10.5%
United States – 10.5%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(d) (Cost: $1,472,463)(e)	1,472,463	1,472,463
TOTAL INVESTMENTS IN SECURITIES – 107.0% (Cost: $14,841,912)		15,016,266
Liabilities in Excess of Cash and Other Assets – (7.0)%		(979,290)

NET ASSETS – 100.0%		$14,036,976
(a)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Security in default on interest payments.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(e)	At August 31, 2016, the total market value of the Fund’s securities on loan was $1,423,506 and the total market value of the collateral held by the Fund was $1,472,463.

(f)	Filed for bankruptcy protection as part of a restructuring agreement but has not defaulted on any interest payments.

PIK	– Payment In Kind

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
2 Year U.S. Treasury Note	33	$(7,204,313)	Dec-16	$2,063
5 Year U.S. Treasury Note	22	(2,667,500)	Dec-16	2,750
				$4,813

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	73

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2016

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – 89.7%
Argentina – 0.7%
YPF S.A. 8.75%, 4/4/24(a)	$380,000	$407,550
Brazil – 17.2%
Braskem America Finance Co. 7.13%, 7/22/41, Reg S	1,170,000	1,249,911
ESAL GmbH 6.25%, 2/5/23, Reg S	350,000	356,125
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)	630,000	658,350
Marfrig Holdings Europe B.V. 8.00%, 6/8/23(a)	540,000	564,975
Minerva Luxembourg S.A. 7.75%, 1/31/23, Reg S	310,000	324,725
Odebrecht Finance Ltd. 4.38%, 4/25/25(a)	230,000	78,775
Oi Brasil Holdings Cooperatief UA 5.75%, 2/10/22, Reg S(b)	951,000	244,883
Petrobras Global Finance B.V.
5.38%, 1/27/21	2,717,000	2,625,301
4.38%, 5/20/23	640,000	561,600
5.63%, 5/20/43	620,000	483,755
6.85%, 6/5/2115	160,000	132,622
Suzano Trading Ltd. 5.88%, 1/23/21, Reg S	400,000	426,500
Vale Overseas Ltd.
4.38%, 1/11/22(c)	1,259,000	1,233,883
6.88%, 11/21/36	750,000	744,375
Votorantim Cimentos S.A. 7.25%, 4/5/41, Reg S	200,000	206,000

Total Brazil		9,891,780
Chile – 2.1%
Cencosud S.A. 4.88%, 1/20/23, Reg S	940,000	1,009,372
Itau CorpBanca 3.88%, 9/22/19, Reg S	200,000	210,578

Total Chile		1,219,950
China – 10.5%
Baidu, Inc. 2.75%, 6/9/19	400,000	407,829
Bank of China Ltd.
5.00%, 11/13/24, Reg S	700,000	767,661
3.88%, 6/30/25, Reg S	500,000	541,670
China Overseas Finance Cayman V Ltd. 3.95%, 11/15/22, Series A, Reg S	380,000	407,916
China Overseas Finance Cayman VI Ltd. 4.25%, 5/8/19, Reg S	350,000	370,879
CITIC Ltd. 6.38%, 4/10/20, Reg S	250,000	285,124
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	700,000	714,351
Country Garden Holdings Co., Ltd. 7.25%, 4/4/21, Reg S	380,000	404,225
CRCC Yuxiang Ltd. 3.50%, 5/16/23, Reg S	$790,000	$820,673
Industrial & Commercial Bank of China Ltd. 3.23%, 11/13/19	830,000	861,600
Talent Yield Investments Ltd. 4.50%, 4/25/22, Reg S	440,000	481,331

Total China		6,063,259
Colombia – 3.7%
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(a)	720,000	738,900
Ecopetrol S.A.
7.63%, 7/23/19	205,000	234,212
5.88%, 5/28/45	1,010,000	950,410
Pacific Exploration and Production Corp.
5.38%, 1/26/19(a)(b)	630,000	114,975
5.13%, 3/28/23, Reg S(b)	490,000	89,425

Total Colombia		2,127,922
Guatemala – 0.6%
Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 2/6/24(a)	330,000	342,787
Hong Kong – 13.0%
AIA Group Ltd. 3.20%, 3/11/25(a)	470,000	484,528
Bank of East Asia Ltd. (The) 4.25%, 11/20/24, Reg S(d)	870,000	896,705
Goodman HK Finance 4.38%, 6/19/24, Reg S	800,000	868,540
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22, Reg S	365,000	410,026
Hutchison Whampoa International 12 II Ltd. 3.25%, 11/8/22, Reg S	1,800,000	1,916,244
PCCW-HKT Capital No. 5 Ltd. 3.75%, 3/8/23, Reg S	1,750,000	1,871,101
Prosperous Ray Ltd. 3.00%, 11/12/18, Reg S	760,000	775,218
Shimao Property Holdings Ltd. 6.63%, 1/14/20, Reg S	240,000	250,500

Total Hong Kong		7,472,862
India – 3.2%
Bharti Airtel International Netherlands B.V. 5.35%, 5/20/24(a)	540,000	604,837
ICICI Bank Ltd. 6.38%, 4/30/22, Reg S(d)	925,000	944,212
ONGC Videsh Ltd. 4.63%, 7/15/24, Reg S	270,000	295,442

Total India		1,844,491
Indonesia – 2.5%
Pertamina Persero PT 5.63%, 5/20/43, Reg S	460,000	485,493
Perusahaan Gas Negara Persero Tbk PT 5.13%, 5/16/24, Reg S	860,000	933,599

Total Indonesia		1,419,092

See Notes to Financial Statements.

74	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2016

Investments	Principal Amount	Value
Jamaica – 1.0%
Digicel Ltd.
6.75%, 3/1/23(a)	$340,000	$312,800
6.75%, 3/1/23, Reg S(c)	300,000	276,000

Total Jamaica		588,800
Kazakhstan – 3.0%
KazMunayGas National Co. JSC 6.38%, 4/9/21, Reg S	1,567,000	1,718,803
Luxembourg – 0.6%
Millicom International Cellular S.A. 6.00%, 3/15/25, Reg S	330,000	338,662
Macau – 1.2%
MCE Finance Ltd. 5.00%, 2/15/21, Reg S	700,000	706,125
Mexico – 7.2%
BBVA Bancomer S.A. 6.75%, 9/30/22, Reg S(c)	700,000	797,160
Cemex S.A.B. de C.V.
6.50%, 12/10/19(a)	200,000	214,500
7.25%, 1/15/21, Reg S	310,000	334,412
Grupo Bimbo S.A.B. de C.V. 4.50%, 1/25/22, Reg S	1,108,000	1,202,291
Mexichem S.A.B. de C.V. 4.88%, 9/19/22, Reg S	1,450,000	1,596,276

Total Mexico		4,144,639
Morocco – 2.9%
OCP S.A. 5.63%, 4/25/24, Reg S	1,500,000	1,655,625
Peru – 2.9%
BBVA Banco Continental S.A. 5.25%, 9/22/29(a)(d)	90,000	97,200
Southern Copper Corp. 5.25%, 11/8/42	1,660,000	1,576,834

Total Peru		1,674,034
Philippines – 0.8%
First Gen Corp. 6.50%, 10/9/23, Reg S	400,000	435,940
Qatar – 2.2%
Ooredoo International Finance Ltd. 4.75%, 2/16/21, Reg S	1,156,000	1,278,825
Russia – 8.3%
Evraz Group S.A. 6.75%, 4/27/18, Reg S	206,000	215,270
Gazprom OAO via Gaz Capital S.A. 3.85%, 2/6/20, Reg S	600,000	602,850
Lukoil International Finance B.V. 6.13%, 11/9/20, Reg S	373,000	408,202
MMC Norilsk Nickel OJSC via MMC Finance Ltd. 6.63%, 10/14/22, Reg S	280,000	315,350
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.20%, 3/6/22, Reg S	700,000	700,000
Sberbank of Russia Via SB Capital S.A. 5.50%, 2/26/24, Reg S(d)	$700,000	$700,000
Severstal OAO via Steel Capital S.A.
6.70%, 10/25/17, Reg S	235,000	246,985
5.90%, 10/17/22, Reg S	677,000	746,562
VimpelCom Holdings B.V.
7.50%, 3/1/22, Reg S	200,000	225,250
5.95%, 2/13/23, Reg S	600,000	627,000

Total Russia		4,787,469
Singapore – 3.1%
BOC Aviation Ltd. 3.00%, 3/30/20(a)	350,000	357,713
Oversea-Chinese Banking Corp. Ltd. 4.25%, 6/19/24, Reg S	1,000,000	1,083,362
Puma International Financing S.A. 6.75%, 2/1/21, Reg S	300,000	312,000

Total Singapore		1,753,075
South Korea – 1.7%
KEB Hana Bank 4.25%, 10/14/24, Reg S	450,000	487,577
Korea Hydro & Nuclear Power Co., Ltd. 3.00%, 9/19/22, Reg S	460,000	487,863

Total South Korea		975,440
Sweden – 0.5%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB 4.63%, 9/26/22, Reg S	270,000	290,925
United Arab Emirates – 0.8%
DP World Ltd. 6.85%, 7/2/37, Reg S	400,000	467,500
TOTAL FOREIGN CORPORATE BONDS (Cost: $51,196,698)		51,605,555
FOREIGN GOVERNMENT AGENCIES – 4.7%
Argentina – 1.0%
Provincia de Buenos Aires 9.13%, 3/16/24(a)	500,000	557,918
United Arab Emirates – 3.7%
MDC-GMTN B.V. 5.50%, 4/20/21, Reg S	1,856,000	2,139,040
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,600,668)		2,696,958
FOREIGN GOVERNMENT OBLIGATIONS – 3.3%
Argentina – 2.3%
Argentine Republic Government International Bond
8.28%, 12/31/33, Series NY	252,367	290,222
7.63%, 4/22/46(a)	900,000	1,020,375

Total Argentina		1,310,597
Brazil – 1.0%
Brazilian Government International Bond 5.63%, 2/21/47	590,000	598,112
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,724,636)		1,908,709

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	75

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2016

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.0%
United States – 3.0%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(e) (Cost: $1,718,863)(f)	1,718,863	$1,718,863
TOTAL INVESTMENTS IN SECURITIES – 100.7% (Cost: $57,240,865)		57,930,085
Liabilities in Excess of Cash and Other Assets – (0.7)%		(387,433)

NET ASSETS – 100.0%		$57,542,652
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security in default on interest payments.

(c)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(d)	Rate shown reflects the accrual rate as of August 31, 2016 on securities with variable or step rates.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(f)	At August 31, 2016, the total market value of the Fund’s securities on loan was $1,662,238 and the total market value of the collateral held by the Fund was $1,718,863.

Reg S -	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

76	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2016

Investments	Principal Amount†	Value
FOREIGN GOVERNMENT AGENCIES – 2.7%
South Africa – 0.9%
Landwirtschaftliche Rentenbank 8.25%, 5/23/22, Reg S	45,000,000 ZAR	$3,021,428

Turkey – 1.8%
KFW
9.25%, 5/22/20, Reg S	7,000,000 TRY	2,364,401
9.75%, 2/17/21	1,000,000 TRY	343,517
Landwirtschaftliche Rentenbank 5.63%, 2/27/18, Reg S	10,000,000 TRY	3,215,167

Total Turkey		5,923,085
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $9,406,665)		8,944,513
FOREIGN GOVERNMENT OBLIGATIONS – 88.6%
Brazil – 10.1%
Brazil Letras do Tesouro Nacional
13.00%, 1/1/18(a)	19,500,000 BRL	5,146,407
13.64%, 1/1/19(a)	40,357,000 BRL	9,576,931
Brazil Notas do Tesouro Nacional
10.00%, 1/1/21, Series F	25,155,000 BRL	7,294,840
10.00%, 1/1/23, Series F	32,356,000 BRL	9,169,224
10.00%, 1/1/25, Series F	5,589,000 BRL	1,558,999
Brazilian Government International Bond 12.50%, 1/5/22	929,000 BRL	315,647

Total Brazil		33,062,048
China – 3.5%
China Government Bond
3.09%, 11/22/18	1,500,000 CNH	225,684
3.09%, 6/29/20, Reg S	14,500,000 CNY	2,179,246
2.48%, 12/1/20	11,500,000 CNY	1,694,646
2.36%, 8/18/21, Reg S	17,500,000 CNY	2,542,715
3.10%, 6/29/22	9,000,000 CNY	1,353,254
3.16%, 6/27/23	22,500,000 CNY	3,394,649

Total China		11,390,194
Colombia – 6.8%
Colombia Government International Bond 7.75%, 4/14/21	9,555,000,000 COP	3,413,472
Colombian TES
5.00%, 11/21/18, Series B	6,620,200,000 COP	2,165,142
7.00%, 5/4/22, Series B	12,165,600,000 COP	4,107,169
10.00%, 7/24/24, Series B	17,288,600,000 COP	6,778,123
6.00%, 4/28/28, Series B	19,333,900,000 COP	5,824,709

Total Colombia		22,288,615
Hungary – 3.5%
Hungary Government Bond
2.50%, 6/22/18, Series 18/C	300,050,000 HUF	1,106,344
6.50%, 6/24/19, Series 19/A	636,800,000 HUF	2,614,982
7.50%, 11/12/20, Series 20/A	690,150,000 HUF	3,056,619
7.00%, 6/24/22, Series 22/A	523,570,000 HUF	2,374,967
6.00%, 11/24/23, Series 23/A	54,000,000 HUF	239,647
5.50%, 6/24/25, Series 25/B	450,000,000 HUF	1,967,925

Total Hungary		11,360,484
India – 3.1%
India Government Bond
7.83%, 4/11/18	2,500,000 INR	$37,901
8.27%, 6/9/20	103,000,000 INR	1,604,752
8.40%, 7/28/24	204,000,000 INR	3,271,347
9.20%, 9/30/30	304,000,000 INR	5,316,078

Total India		10,230,078
Indonesia – 4.3%
Indonesia Treasury Bond
8.38%, 9/15/26, Series FR56	72,606,000,000 IDR	5,960,425
8.25%, 6/15/32, Series FR58	73,498,000,000 IDR	5,954,651
8.75%, 2/15/44, Series FR67	27,019,000,000 IDR	2,259,544

Total Indonesia		14,174,620
Malaysia – 3.7%
Malaysia Government Bond
3.81%, 2/15/17, Series 0207	2,349,000 MYR	582,647
3.31%, 10/31/17, Series 0512	4,313,000 MYR	1,073,160
4.38%, 11/29/19, Series 0902	11,899,000 MYR	3,055,052
4.16%, 7/15/21, Series 0111	6,288,000 MYR	1,617,643
3.42%, 8/15/22, Series 0112	11,468,000 MYR	2,830,646
4.18%, 7/15/24, Series 0114	958,000 MYR	246,144
4.39%, 4/15/26, Series 0311	8,308,000 MYR	2,163,876
4.50%, 4/15/30, Series 0310	2,333,000 MYR	608,136

Total Malaysia		12,177,304
Mexico – 6.6%
Mexican Bonos
4.75%, 6/14/18, Series M	48,000,000 MXN	2,526,338
8.50%, 12/13/18, Series M 10	34,453,000 MXN	1,953,025
5.00%, 12/11/19, Series M	66,400,000 MXN	3,474,861
6.50%, 6/10/21, Series M	12,000,000 MXN	660,264
6.50%, 6/9/22, Series M	32,219,000 MXN	1,779,607
10.00%, 12/5/24, Series M 20	59,966,000 MXN	4,069,069
7.50%, 6/3/27, Series M 20	7,582,000 MXN	451,548
8.50%, 5/31/29, Series M 20	13,000,000 MXN	839,062
7.75%, 5/29/31, Series M	28,865,000 MXN	1,768,198
7.75%, 11/23/34, Series M	5,719,000 MXN	352,278
10.00%, 11/20/36, Series M 30	19,178,000 MXN	1,447,312
8.50%, 11/18/38, Series M 30	15,854,000 MXN	1,055,567
7.75%, 11/13/42, Series M	21,142,000 MXN	1,323,649

Total Mexico		21,700,778
Peru – 3.4%
Peruvian Government International Bond
7.84%, 8/12/20, Reg S	9,713,000 PEN	3,164,617
5.70%, 8/12/24, Reg S	3,494,000 PEN	1,053,136
8.20%, 8/12/26, Reg S	5,788,000 PEN	2,036,049
6.95%, 8/12/31, Reg S	10,048,000 PEN	3,235,467
6.90%, 8/12/37, Reg S	5,125,000 PEN	1,639,903

Total Peru		11,129,172
Philippines – 3.3%
Philippine Government International Bond
4.95%, 1/15/21	155,000,000 PHP	3,574,929
3.90%, 11/26/22	92,000,000 PHP	2,040,635
6.25%, 1/14/36	197,000,000 PHP	5,007,233

Total Philippines		10,622,797

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	77

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2016

Investments	Principal Amount†	Value
Poland – 6.8%
Poland Government Bond
2.50%, 7/25/18, Series 0718	14,428,000 PLN	$3,752,936
5.50%, 10/25/19, Series 1019	12,422,000 PLN	3,536,349
5.25%, 10/25/20, Series 1020	13,572,000 PLN	3,918,560
5.75%, 10/25/21, Series 1021	12,160,000 PLN	3,644,876
5.75%, 9/23/22, Series 0922	7,207,000 PLN	2,197,284
4.00%, 10/25/23, Series 1023	5,986,000 PLN	1,680,322
3.25%, 7/25/25, Series 0725	11,066,000 PLN	2,958,633
2.50%, 7/25/26, Series 0726	2,271,000 PLN	568,859

Total Poland		22,257,819
Romania – 3.5%
Romania Government Bond
5.60%, 11/28/18, Series 5Y	8,940,000 RON	2,466,094
2.50%, 4/29/19, Series 3Y	3,500,000 RON	902,025
5.75%, 4/29/20, Series 7Y	5,020,000 RON	1,432,822
3.25%, 3/22/21, Series 5Y	4,500,000 RON	1,182,503
5.95%, 6/11/21, Series 10Y	4,960,000 RON	1,455,770
5.85%, 4/26/23, Series 10Y	5,740,000 RON	1,726,409
4.75%, 2/24/25, Series 10Y	5,305,000 RON	1,516,742
5.80%, 7/26/27, Series 15YR	2,500,000 RON	780,305

Total Romania		11,462,670
Russia – 9.8%
Russian Federal Bond — OFZ
7.50%, 3/15/18, Series 6204	269,447,000 RUB	4,064,230
7.50%, 2/27/19, Series 6208	244,301,000 RUB	3,657,645
6.70%, 5/15/19, Series 6216	244,000,000 RUB	3,582,936
7.60%, 4/14/21, Series 6205	263,200,000 RUB	3,914,626
7.60%, 7/20/22, Series 6209	213,125,000 RUB	3,169,029
7.00%, 1/25/23, Series 6211	150,000,000 RUB	2,172,323
7.00%, 8/16/23, Series 6215	250,000,000 RUB	3,614,952
8.15%, 2/3/27, Series 6207	179,634,000 RUB	2,780,042
7.05%, 1/19/28, Series 6212	199,915,000 RUB	2,849,154
8.50%, 9/17/31, Series 6218	150,000,000 RUB	2,369,055

Total Russia		32,173,992
South Africa – 4.6%
South Africa Government Bond
10.50%, 12/21/26, Series R186	34,389,000 ZAR	2,559,844
8.00%, 1/31/30, Series 2030	35,326,000 ZAR	2,147,052
7.00%, 2/28/31, Series R213	46,088,000 ZAR	2,545,025
6.25%, 3/31/36, Series R209	41,630,600 ZAR	2,008,089
8.50%, 1/31/37, Series 2037	18,000,000 ZAR	1,101,996
6.50%, 2/28/41, Series R214	59,983,000 ZAR	2,882,856
8.75%, 1/31/44, Series 2044	18,000,000 ZAR	1,116,211
8.75%, 2/28/48, Series 2048	13,100,000 ZAR	809,505

Total South Africa		15,170,578
South Korea – 3.6%
Korea Treasury Bond
5.00%, 6/10/20, Series 2006	1,747,660,000 KRW	1,778,402
3.38%, 9/10/23, Series 2309	2,952,290,000 KRW	2,993,122
3.50%, 3/10/24, Series 2403	3,333,280,000 KRW	3,432,680
4.00%, 12/10/31, Series 3112	2,866,040,000 KRW	3,441,222

Total South Korea		11,645,426
Thailand – 7.8%
Thailand Government Bond
2.55%, 6/26/20	120,952,000 THB	$3,599,705
3.65%, 12/17/21	120,380,000 THB	3,792,171
3.63%, 6/16/23	141,669,000 THB	4,518,679
3.85%, 12/12/25	97,480,000 THB	3,208,365
3.58%, 12/17/27	123,557,000 THB	4,026,579
4.88%, 6/22/29	170,705,000 THB	6,250,568

Total Thailand		25,396,067
Turkey – 4.2%
Turkey Government Bond
8.50%, 7/10/19	8,000,000 TRY	2,674,595
10.50%, 1/15/20	4,918,000 TRY	1,730,019
9.40%, 7/8/20	4,000,000 TRY	1,361,146
9.50%, 1/12/22	6,968,000 TRY	2,379,248
8.50%, 9/14/22	1,618,000 TRY	525,534
8.00%, 3/12/25	16,394,000 TRY	4,999,325

Total Turkey		13,669,867
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $329,073,053)		289,912,509
SUPRANATIONAL BONDS – 4.3%
European Investment Bank
7.50%, 1/30/19	29,180,000 ZAR	1,948,289
4.95%, 3/1/19	25,000,000,000 IDR	1,813,042
7.20%, 7/9/19, Reg S	67,370,000,000 IDR	5,145,311
9.00%, 3/31/21	6,000,000 ZAR	413,859
8.38%, 7/29/22, Reg S	22,000,000 ZAR	1,477,606
8.13%, 12/21/26	19,000,000 ZAR	1,232,459
International Finance Corp.
9.00%, 1/30/17	3,004,000 TRY	1,013,641
7.80%, 6/3/19, Series GDIF	56,640,000 INR	883,870

TOTAL SUPRANATIONAL BONDS (Cost: $15,607,678)		13,928,077
REPURCHASE AGREEMENT – 3.1%
United States – 3.1%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/16, 0.34% due 9/1/16; Proceeds at maturity – $10,000,094 (fully collateralized by Fannie Mae, 4.00% due 4/1/42, Ginnie Mae, 3.00% – 9.00% due 11/15/21 – 8/20/46, U.S. Treasury Note, 0.88% due 5/15/19 and U.S. Treasury Strip Principal, 0.00% due 5/15/29 – 8/15/43; Market value – $10,205,799)

(Cost: $10,000,000)	$10,000,000	10,000,000
TOTAL INVESTMENTS IN SECURITIES – 98.7% (Cost: $364,087,396)		322,785,099
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.3%		4,248,473

NET ASSETS – 100.0%		$327,033,572
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2016.

Reg S -	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

78	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/1/2016	ZAR	4,666,533	USD	316,592	$(554)
9/2/2016	COP	1,383,008,328	USD	470,972	2,758
9/2/2016	HUF	34,212,777	USD	123,214	148
9/2/2016	KRW	287,360,054	USD	256,572	(1,151)
9/2/2016	PLN	2,893,095	USD	739,940	274
9/2/2016	RON	501,288	USD	125,437	8
9/2/2016	ZAR	12,395,933	USD	855,746	13,297
9/6/2016	KRW	1,415,927,500	USD	1,269,662	(228)
9/6/2016	PLN	23,111,655	USD	5,905,834	(3,035)
9/21/2016	INR	8,515,000	USD	126,523	(207)
9/21/2016	USD	1,174,484	IDR	15,650,000,000	(330)
9/21/2016	USD	269,714	INR	18,230,000	1,605
9/21/2016	USD	363,038	INR	24,810,000	6,212
9/21/2016	USD	7,596,701	THB	267,100,000	111,173
					$129,970

CURRENCY LEGEND

BRL – Brazilian real

CNH – Offshore Chinese renminbi

CNY – Chinese yuan

COP – Colombian peso

HUF – Hungary forint

IDR – Indonesian rupiah

INR – Indian rupee

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian Nuevo sol

PHP – Philippine peso

PLN – Polish zloty

RON – Romanian leu

RUB – Russian ruble

THB – Thai baht

TRY – Turkish New lira

USD – U.S. dollar

ZAR – South African rand

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	79

Schedule of Investments

WisdomTree Japan Interest Rate Strategy Fund (JGBB) (consolidated)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 116.5%
U.S. Treasury Bills – 116.5%
U.S. Treasury Bills
0.23%, 9/1/16*	$1,000,000	$1,000,000
0.21%, 9/15/16*	900,000	899,934
0.28%, 9/29/16*(a)	650,000	649,867
0.23%, 10/13/16*	900,000	899,757
0.24%, 10/27/16*	700,000	699,747
0.28%, 11/10/16*	1,000,000	999,477

TOTAL INVESTMENTS IN SECURITIES – 116.5% (Cost: $5,148,761)		5,148,782
Liabilities in Excess of Cash and Other Assets – (16.5)%		(729,596)

NET ASSETS – 100.0%		$4,419,186
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS

Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/7/2016	JPY	3,325,000	USD	32,482	$332
9/7/2016	JPY	52,570,600	USD	513,600	5,289
9/7/2016	JPY	30,626,000	USD	299,192	3,066
9/7/2016	JPY	28,651,000	USD	279,893	2,863
9/7/2016	JPY	21,492,000	USD	209,974	2,165
9/7/2016	USD	309,183	JPY	31,976,000	(3)
9/7/2016	USD	207,807	JPY	21,492,000	1
9/7/2016	USD	296,125	JPY	30,626,000	1
9/7/2016	USD	508,316	JPY	52,570,600	(5)
9/28/2016	JPY	21,492,000	USD	207,946	(79)
9/28/2016	JPY	30,626,000	USD	296,331	(102)
9/28/2016	JPY	31,976,000	USD	309,452	(49)
9/28/2016	JPY	52,570,600	USD	508,809	(30)
9/28/2016	USD	6,581	JPY	680,000	1
					$13,450

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

FUTURES CONTRACTS

	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
10 Year Japanese Government Bond	2	$(2,927,636)	Sep-16	$12,182
10 Year Mini Japanese Government Bond	9	(1,317,610)	Sep-16	11,311
				$23,493

See Notes to Financial Statements.

80	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2016

Investments	Principal Amount†	Value
CORPORATE BONDS – 55.7%
United States – 55.7%
Actavis Funding SCS 4.55%, 3/15/35	$20,000	$21,607
Alcoa, Inc. 5.13%, 10/1/24	70,000	74,200
Amgen, Inc. 3.63%, 5/22/24	150,000	162,134
Anadarko Petroleum Corp. 3.45%, 7/15/24(a)	80,000	78,067
AT&T, Inc. 3.90%, 3/11/24	50,000	53,694
Bank of America Corp. 3.30%, 1/11/23	250,000	260,211
California Resources Corp. 6.00%, 11/15/24	5,000	2,438
Calpine Corp. 7.88%, 1/15/23(b)	40,000	42,400
Caterpillar, Inc. 3.90%, 5/27/21	180,000	198,137
CCO Holdings LLC 6.63%, 1/31/22	30,000	31,650
Celgene Corp. 5.00%, 8/15/45	20,000	23,224
Charter Communications Operating LLC 4.91%, 7/23/25(b)	100,000	110,538
CIT Group, Inc. 5.00%, 8/1/23	70,000	74,375
Citigroup, Inc. 4.50%, 1/14/22	170,000	188,315
Comcast Corp. 3.13%, 7/15/22	110,000	117,626
Constellation Brands, Inc. 4.25%, 5/1/23	70,000	75,031
Devon Energy Corp. 5.85%, 12/15/25(a)	50,000	56,283
5.00%, 6/15/45	40,000	38,510
Diamond 1 Finance Corp. 3.48%, 6/1/19(b)	70,000	72,077
Dollar Tree, Inc. 5.75%, 3/1/23	80,000	86,500
Ensco PLC 5.20%, 3/15/25	90,000	65,025
General Electric Co. 6.88%, 1/10/39, Series A	140,000	213,932
General Motors Co. 6.25%, 10/2/43	100,000	120,285
Gilead Sciences, Inc. 4.50%, 2/1/45	40,000	44,859
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	190,000	220,765
Halliburton Co. 5.00%, 11/15/45	40,000	44,213
Harris Corp. 3.83%, 4/27/25	70,000	74,329
HCA, Inc. 5.25%, 4/15/25	$70,000	$75,163
International Lease Finance Corp. 5.88%, 8/15/22	70,000	79,275
Kraft Heinz Foods Co. 5.00%, 6/4/42	20,000	23,159
Lockheed Martin Corp. 3.10%, 1/15/23	10,000	10,572
4.50%, 5/15/36	60,000	69,682
Mondelez International, Inc. 4.00%, 2/1/24	40,000	44,235
Occidental Petroleum Corp. 3.40%, 4/15/26	40,000	42,367
Pacific Gas & Electric Co. 6.05%, 3/1/34	120,000	162,188
Packaging Corp. of America 4.50%, 11/1/23	40,000	44,193
Quicken Loans, Inc. 5.75%, 5/1/25(b)	40,000	40,112
Reynolds American, Inc. 6.88%, 5/1/20	100,000	117,391
5.85%, 8/15/45	30,000	39,168
Scientific Games International, Inc. 7.00%, 1/1/22(b)	70,000	74,725
Sprint Corp. 7.25%, 9/15/21	30,000	29,813
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(b)	30,000	30,975
United Rentals North America, Inc. 7.63%, 4/15/22	50,000	53,563
United Technologies Corp. 3.10%, 6/1/22	180,000	193,610
Verizon Communications, Inc. 4.15%, 3/15/24	100,000	111,311
5.01%, 8/21/54	21,000	23,251
West Corp. 5.38%, 7/15/22(b)	82,000	80,258
WestRock RKT Co. 4.45%, 3/1/19	250,000	264,894
XPO Logistics, Inc. 6.50%, 6/15/22(a)(b)	66,000	68,888

TOTAL CORPORATE BONDS (Cost: $3,989,450)		4,229,218
FOREIGN CORPORATE BONDS – 38.6%
Belgium – 2.1%
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	140,000	156,851
Brazil – 2.1%
Petrobras Global Finance B.V. 8.38%, 5/23/21	50,000	53,922
Vale Overseas Ltd. 4.38%, 1/11/22(a)	110,000	107,360

Total Brazil		161,282

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	81

Schedule of Investments (concluded)

WisdomTree Strategic Corporate Bond Fund (CRDT)

August 31, 2016

Investments	Principal Amount†		Value
Canada – 1.0%
Barrick Gold Corp. 4.10%, 5/1/23	$70,000		$75,468
Colombia – 0.9%
Ecopetrol S.A. 7.63%, 7/23/19	60,000		68,700
France – 3.7%
Electricite de France S.A. 4.63%, 9/11/24	50,000	EUR	73,762
SFR Group S.A. 6.00%, 5/15/22(b)	$200,000		205,150

Total France			278,912
Germany – 4.4%
E.ON International Finance B.V. 5.50%, 10/2/17	50,000	EUR	59,068
Volkswagen Leasing GmbH 3.25%, 5/10/18	100,000	EUR	117,424
ZF North America Capital, Inc. 4.50%, 4/29/22(b)	$150,000		159,187

Total Germany			335,679
Italy – 2.9%
Intesa Sanpaolo SpA 5.02%, 6/26/24(b)	230,000		217,464
Luxembourg – 0.1%
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	10,000		7,825
Mexico – 1.4%
Petroleos Mexicanos 5.50%, 1/21/21	100,000		108,025
Netherlands – 3.8%
Cooperatieve Rabobank UA 5.25%, 8/4/45	250,000		291,925
Russia – 2.9%
Lukoil International Finance B.V. 6.13%, 11/9/20(b)	200,000		219,198
Switzerland – 1.2%
Glencore Funding LLC 3.13%, 4/29/19(b)	90,000		90,900
United Kingdom – 12.1%
Barclays Bank PLC 7.63%, 11/21/22	200,000		224,975
BP Capital Markets PLC 2.24%, 5/10/19	$150,000		$153,544
HSBC Bank PLC 3.88%, 10/24/18, Reg S	160,000	EUR	193,294
Rio Tinto Finance USA PLC 4.13%, 8/21/42(a)	$30,000		30,982
Royal Bank of Scotland Group PLC 6.13%, 12/15/22	210,000		224,775
Tesco PLC 6.13%, 2/24/22, Series 68	60,000	GBP	91,237

Total United Kingdom			918,807
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,942,571)			2,931,036
FOREIGN GOVERNMENT OBLIGATIONS – 2.2%
Argentina – 2.2%
Argentine Republic Government International Bond 7.50%, 4/22/26(b) (Cost: $152,926)	$150,000		167,625

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.1%
United States – 4.1%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(c)
(Cost: $315,043)(d)	315,043		315,043
TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $7,399,990)			7,642,922
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (0.6)%			(44,436)

NET ASSETS – 100.0%			$7,598,486
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(d)	At August 31, 2016, the total market value of the Fund’s securities on loan was $307,004 and the total market value of the collateral held by the Fund was $315,043.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
11/10/2016	EUR	26,620	USD	29,904	$169
11/10/2016	EUR	395,041	USD	442,782	1,507
11/10/2016	GBP	61,170	USD	81,499	1,265
					$2,941

CURRENCY LEGEND

EUR – Euro

GBP – British pound

USD – U.S. dollar

See Notes to Financial Statements.

82	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

August 31, 2016

Investments	Principal Amount†	Value
U.S. GOVERNMENT OBLIGATIONS – 15.3%
U.S. Treasury Bonds – 7.6%
U.S. Treasury Bond 3.13%, 8/15/44	$220,000	$262,118
3.00%, 5/15/45	80,000	93,158
U.S. Treasury Inflation Indexed Bond 0.75%, 2/15/45	20,470	21,313

Total U.S. Treasury Bonds		376,589
U.S. Treasury Notes – 7.7%
U.S. Treasury Inflation Indexed Note 0.38%, 7/15/25	20,326	20,809
0.13%, 7/15/26	40,219	40,336
U.S. Treasury Note 0.75%, 2/28/18	100,000	99,986
0.75%, 8/31/18	150,000	149,859
1.38%, 8/31/20	40,000	40,420
2.00%, 11/30/22	30,000	31,122

Total U.S. Treasury Notes		382,532
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $698,228)		759,121
CORPORATE BONDS – 29.8%
United States – 29.8%
AES Corp. 5.50%, 3/15/24	60,000	62,550
Ally Financial, Inc. 8.00%, 3/15/20	60,000	69,150
Altria Group, Inc. 10.20%, 2/6/39	30,000	56,068
Bank of America Corp. 4.00%, 1/22/25	65,000	67,908
Celgene Corp. 5.00%, 8/15/45	10,000	11,612
Charter Communications Operating LLC 4.91%, 7/23/25(a)	120,000	132,646
Chesapeake Energy Corp. 5.75%, 3/15/23	40,000	30,875
Chubb INA Holdings, Inc. 4.35%, 11/3/45	10,000	11,848
CIT Group, Inc. 5.00%, 8/1/23	60,000	63,750
Citigroup, Inc. 4.30%, 11/20/26	65,000	68,461
Comcast Corp. 3.38%, 2/15/25	25,000	26,930
FirstEnergy Corp. 7.38%, 11/15/31, Series C	50,000	65,468
Ford Motor Credit Co., LLC 8.13%, 1/15/20	100,000	118,566
General Electric Co. 5.88%, 1/14/38	10,000	13,713
6.88%, 1/10/39, Series A	40,000	61,124
General Motors Co. 6.25%, 10/2/43	35,000	42,100
Gilead Sciences, Inc. 3.70%, 4/1/24	30,000	32,541
Goldman Sachs Group, Inc. (The) 6.75%, 10/1/37	$50,000	$63,965
HCA, Inc. 5.00%, 3/15/24	60,000	63,750
Level 3 Financing, Inc. 5.38%, 8/15/22	60,000	62,934
Pacific Gas & Electric Co. 6.05%, 3/1/34	50,000	67,578
Sprint Corp. 7.88%, 9/15/23	60,000	58,619
United Rentals North America, Inc. 5.50%, 7/15/25	120,000	124,200
Verizon Communications, Inc. 6.55%, 9/15/43	25,000	34,075
Wells Fargo & Co. 4.10%, 6/3/26	60,000	65,266
TOTAL CORPORATE BONDS (Cost: $1,385,643)		1,475,697
FOREIGN CORPORATE BONDS – 13.3%
Brazil – 3.2%
Petrobras Global Finance B.V. 5.38%, 1/27/21	100,000	96,625
6.85%, 6/5/2115	60,000	50,325
Vale Overseas Ltd. 4.38%, 1/11/22(b)	10,000	9,760

Total Brazil		156,710
Colombia – 1.8%
Ecopetrol S.A. 7.63%, 7/23/19(b)	80,000	91,600
Indonesia – 2.4%
Majapahit Holding B.V. 7.75%, 1/20/20, Reg S	100,000	116,625
Mexico – 2.2%
Petroleos Mexicanos 6.63%, 6/15/35	100,000	108,770
Peru – 1.9%
Southern Copper Corp. 5.25%, 11/8/42	100,000	95,724
Switzerland – 0.4%
Glencore Funding LLC 2.88%, 4/16/20(a)	20,000	19,767
United Kingdom – 1.4%
BP Capital Markets PLC 3.51%, 3/17/25	65,000	69,356
TOTAL FOREIGN CORPORATE BONDS (Cost: $606,784)		658,552
FOREIGN GOVERNMENT OBLIGATIONS – 12.3%
Argentina – 4.3%
Argentine Republic Government International Bond 7.13%, 7/6/36(a)	200,000	212,800

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	83

Schedule of Investments (continued)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

August 31, 2016

Investments	Principal Amount†		Value
Brazil – 1.2%
Brazil Notas do Tesouro Nacional 10.00%, 1/1/23, Series F	200,000	BRL	$56,677
Mexico – 2.8%
Mexican Bonos 10.00%, 12/5/24, Series M 20	1,700,000	MXN	115,355
7.75%, 11/13/42, Series M	370,000	MXN	23,165

Total Mexico			138,520
Poland – 1.8%
Poland Government International Bond 4.00%, 1/22/24	$80,000		88,947
Russia – 2.2%
Russian Federal Bond – OFZ 7.05%, 1/19/28, Series 6212	1,410,000	RUB	20,095
Russian Foreign Bond – Eurobond 7.50%, 3/31/30, Reg S	$73,450		89,426

Total Russia			109,521
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $608,819)			606,465
COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.0%
United States – 7.0%
GS Mortgage Securities Trust 5.99%, 8/10/45, Series 2007-GG10, Class AM(c) (Cost: $366,388)	360,000		348,264
BANK LOANS – 3.1%
Canada – 0.8%
1011778 B.C. Unlimited Liability Co. (Burger King/Tim Hortons) 3.75% (LIBOR + 2.75%; LIBOR base rate 1.00%), 12/10/21, Term Loan B2(c)	39,467		39,680
United States – 2.3%
Hilton Worldwide Finance LLC 3.50% (LIBOR + 2.50%; LIBOR base rate 1.00%), 10/26/20, Term Loan B1(c)	3,197		3,212
3.05% (LIBOR + 2.50%; LIBOR base rate 0.55%), 10/25/23, Term Loan B2(c)	20,354		20,484
3.21% (LIBOR + 2.50%; LIBOR base rate 0.71%), 10/25/23, Term Loan B2(c)	$12,407		$12,486
PetSmart, Inc. 4.25% (LIBOR + 3.25%; LIBOR base rate 1.00%), 3/11/22, Term Loan B(c)	39,500		39,635
Univision Communications, Inc. 4.00% (LIBOR + 3.00%; LIBOR base rate 1.00%), 3/1/20, Term Loan C4(c)	39,475		39,528

Total United States			115,345
TOTAL BANK LOANS (Cost: $154,618)			155,025

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
United States – 0.2%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(d) (Cost: $9,000)(e)	9,000		9,000
TOTAL INVESTMENTS IN SECURITIES – 81.0% (Cost: $3,829,480)			4,012,124
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 19.0%			939,005

NET ASSETS – 100.0%			$4,951,129
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2016 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(e)

At August 31, 2016, the total market value of the Fund’s securities on loan was $83,209 and the total market value of the collateral held by the Fund was $86,213. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $77,213.

LIBOR –	London Interbank Offered Rate

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)

10/14/2016	CNY	470,000	USD	69,779	$(450)
10/14/2016	USD	92,786	INR	6,323,389	961
10/14/2016	USD	35,113	NOK	300,000	856
					$1,367

See Notes to Financial Statements.

84	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

August 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS (continued)

CURRENCY LEGEND

BRL – Brazilian real

CNY – Chinese yuan

INR – Indian rupee

MXN – Mexican peso

NOK – Norwegian krone

RUB – Russian ruble

USD – U.S. dollar

FUTURES CONTRACTS
	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
10 Year U.S. Treasury Note	6	$(785,531)	Dec-16	$1,578
U.S. Treasury Long Bond	1	(170,375)	Dec-16	260
U.S. Treasury Ultra Long Term Bond	4	(749,875)	Dec-16	172
				$2,010

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	85

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 73.9%
U.S. Treasury Bill – 73.9%
U.S. Treasury Bill 0.29%, 11/17/16* (Cost: $11,992,512)	$12,000,000	$11,993,388

TOTAL INVESTMENTS IN SECURITIES BEFORE WRITTEN OPTIONS – 73.9% (Cost: $11,992,512)		11,993,388

	Contracts
WRITTEN OPTIONS – (1.0)%
S&P 500 Index, Put, Strike Price $2,180 Expires 9/16/16** (Premiums Received: $163,050)	(75)	(168,750)

Cash and Other Assets in Excess of Liabilities – 27.1%		4,404,844

NET ASSETS – 100.0%		$16,229,482
*	Interest rate shown reflects the discount rate at time of purchase.

**	Non-income producing security.

See Notes to Financial Statements.

86	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2016

Investments	Principal Amount†		Value
U.S. GOVERNMENT OBLIGATIONS – 32.4%
U.S. Treasury Bonds – 21.0%
U.S. Treasury Inflation Indexed Bond 2.38%, 1/15/25	$230,148		$272,557
3.38%, 4/15/32	339,453		497,270
0.75%, 2/15/45	92,114		95,912

Total U.S. Treasury Bonds			865,739
U.S. Treasury Notes – 11.4%
U.S. Treasury Inflation Indexed Note 2.13%, 1/15/19	134,706		142,581
0.63%, 1/15/24	268,559		279,474
U.S. Treasury Note 0.75%, 7/31/18	50,000		49,957

Total U.S. Treasury Notes			472,012
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $1,278,157)			1,337,751
CORPORATE BONDS – 3.5%
United States – 3.5%
Freeport-McMoRan, Inc. 3.55%, 3/1/22	20,000		17,550
HCA, Inc. 5.38%, 2/1/25	30,000		30,938
Sprint Corp. 7.88%, 9/15/23	100,000		97,699
TOTAL CORPORATE BONDS (Cost: $145,325)			146,187
FOREIGN CORPORATE BONDS – 5.1%
Brazil – 2.4%
Vale Overseas Ltd. 4.38%, 1/11/22(a)	100,000		97,600
Mexico – 2.7%
America Movil S.A.B. de C.V. 5.00%, 3/30/20	100,000		110,674
TOTAL FOREIGN CORPORATE BONDS (Cost: $202,101)			208,274
FOREIGN GOVERNMENT OBLIGATIONS – 29.1%
Australia – 3.5%
Australia Inflation Linked Bond 4.00%, 8/20/20, Series 20CI, Reg S	102,000	AUD	144,691
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Inflation Linked Bond 6.00%, 8/15/22, Series B	31,000	BRL	27,902
6.00%, 8/15/50, Series B	30,000	BRL	27,798

Total Brazil			55,700
Canada – 4.0%
Canadian Government Inflation Linked Bond 4.25%, 12/1/26	80,842	CAD	89,455
3.00%, 12/1/36	62,671	CAD	74,833

Total Canada			164,288
Mexico – 4.8%
Mexican Udibonos Inflation Linked Bond 4.00%, 6/13/19, Series S	1,413,273	MXN	$78,694
2.50%, 12/10/20, Series S	706,636	MXN	37,702
4.50%, 12/4/25, Series S	1,358,916	MXN	82,831

Total Mexico			199,227
South Africa – 3.6%
South Africa Inflation Linked Bond 2.50%, 1/31/17, Series R211	1,044,497	ZAR	70,896
5.50%, 12/7/23, Series R197	898,475	ZAR	76,242

Total South Africa			147,138
Sweden – 3.9%
Sweden Inflation Linked Bond 4.00%, 12/1/20, Series 3102	840,000	SEK	159,101
Turkey – 2.2%
Turkey Government Inflation Linked Bond 4.00%, 4/1/20	255,113	TRY	91,558
United Kingdom – 5.8%
United Kingdom Inflation Linked Gilt 1.25%, 11/22/27, Reg S	67,778	GBP	125,602
1.25%, 11/22/32, Reg S	54,520	GBP	115,038

Total United Kingdom			240,640
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,599,795)			1,202,343

	Shares
EXCHANGE-TRADED FUNDS – 7.7%
United States – 7.7%
WisdomTree Emerging Markets High Dividend Fund(a)(b)	500		18,825
WisdomTree Global Natural Resources Fund(b)	7,500		98,850
WisdomTree High Dividend Fund(b)	3,020		201,011
TOTAL EXCHANGE-TRADED FUNDS (Cost: $370,217)			318,686
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
United States – 2.5%
State Street Navigator Securities Lending Prime Portfolio, 0.41%(c) (Cost: $104,322)(d)	104,322		104,322
TOTAL INVESTMENTS IN SECURITIES – 80.3% (Cost: $3,699,917)			3,317,563
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 19.7%			816,006

NET ASSETS – 100.0%			$4,133,569
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Security, or portion thereof, was on loan at August 31, 2016 (See Note 2).

(b)	Affiliated company (See Note 3).

(c)	Rate shown represents annualized 7-day yield as of August 31, 2016.

(d)	At August 31, 2016, the total market value of the Fund’s securities on loan was $101,846 and the total market value of the collateral held by the Fund was $104,322.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	87

Schedule of Investments (concluded)

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)

10/14/2016	AUD	116,190	USD	87,536	$305
10/14/2016	BRL	160,000	USD	47,066	(1,798)
10/14/2016	CAD	203,000	USD	156,673	1,919
10/14/2016	EUR	4,555	USD	5,045	(38)
10/14/2016	EUR	38,597	USD	42,763	(302)
10/14/2016	GBP	111,816	USD	145,032	(1,557)
10/14/2016	MXN	3,844,423	USD	202,232	(713)
10/14/2016	SEK	1,490,000	USD	174,139	36
10/14/2016	USD	65,221	JPY	6,540,000	(1,875)
					$(4,023)

CURRENCY LEGEND

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

JPY – Japanese yen

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish New lira

USD – U.S. dollar

ZAR – South African rand

FUTURES CONTRACTS
	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Long Exposure
Copper	1	$51,937	Dec-16	$(2,675)
Corn	4	71,900	Dec-17	(1,850)
Gasoline RBOB	2	110,309	Dec-16	(5,611)
Platinum	1	52,675	Oct-16	(6,605)
				$(16,741)

See Notes to Financial Statements.

88	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2016

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 88.4%
U.S. Treasury Bills – 88.4%
U.S. Treasury Bills
0.23%, 9/15/16*(a)	$6,255,000	$6,254,537
0.25%, 10/27/16*	128,320,000	128,273,676
0.29%, 11/17/16*	25,420,000	25,405,994
TOTAL INVESTMENTS IN SECURITIES – 88.4% (Cost: $159,930,430)		159,934,207
Cash and Other Assets in Excess of Liabilities – 11.6%		21,006,325

NET ASSETS – 100.0%		$180,940,532
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS
Settlement Date	Contracts To Deliver		In Exchange For		Unrealized Gain (Loss)
9/21/2016	JPY	69,028,000	USD	635,660	$(32,230)
9/21/2016	JPY	1,495,790,000	USD	14,525,279	52,562
9/21/2016	JPY	11,500,000	USD	112,791	1,521
9/21/2016	JPY	30,282,000	USD	295,998	3,001
9/21/2016	JPY	1,108,738,000	USD	10,719,695	(8,049)
9/21/2016	JPY	9,425,000	USD	91,124	(68)
9/21/2016	USD	767,752	JPY	84,594,000	50,749
9/21/2016	USD	22,069,692	JPY	2,431,727,000	1,458,808
9/21/2016	USD	59,641	JPY	6,293,000	1,247
9/21/2016	USD	1,753,344	JPY	178,536,000	(25,895)
9/21/2016	USD	233,503	JPY	23,613,000	(5,032)
12/21/2016	USD	10,764,029	JPY	1,108,738,000	7,159
					$1,503,773

CURRENCY LEGEND

JPY – Japanese yen

USD – U.S. dollar

FUTURES CONTRACTS
	Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts, Short Exposure
British Pound Currency	130	$(10,688,438)	Dec-16	$(34,125)
Cocoa	246	(7,129,080)	Dec-16	(117,770)
Copper	205	(10,647,187)	Dec-16	491,500
Lean Hogs	467	(10,745,670)	Dec-16	(437,780)
Live Cattle	244	(10,577,400)	Dec-16	423,870
				$325,695
Futures Contracts, Long Exposure
10 Year U.S. Treasury Note	81	$10,604,672	Dec-16	$(95,922)
Australian Dollar Currency	142	10,641,480	Dec-16	2,625
Canadian Dollar Currency	93	7,094,040	Dec-16	(214)
Cotton No. 2	322	10,558,380	Dec-16	(286,135)
Euro Currency	51	7,147,331	Dec-16	10,838
Gold 100 Ounce	81	10,622,340	Dec-16	(180,060)
Natural Gas	225	7,206,750	Dec-16	(246,510)
Silver	114	10,662,990	Dec-16	(915,590)
Soybean	149	7,025,350	Nov-16	(807,164)
Swiss Franc Currency	56	7,163,800	Dec-16	(798)
U.S. Treasury Long Bond	63	10,733,625	Dec-16	(161,219)
				$(2,680,149)
Total				$(2,354,454)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	89

Statements of Assets and Liabilities

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2016

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
ASSETS:

Investments, at cost	$233,255,144	$22,767,539	$48,737,048	$4,734,697	$41,280,266

Foreign currency, at cost	—	—	63	—	—
Investments in securities, at value[1] (Note 2)	233,259,171	22,768,011	48,737,726	4,734,767	41,280,763

Cash	1,758,899	10,455	284,900	49,947	1,519,897

Cash collateral segregated for foreign currency contracts	740,000	—	230,000	—	—

Foreign currency, at value	—	—	62	—	—

Unrealized appreciation on foreign currency contracts	1,736,395	678,578	264,644	282,809	512,790

Receivables:

Investment securities sold	2,584,406	—	—	—	—

Interest	—	36	144	15	130
Total Assets	240,078,871	23,457,080	49,517,476	5,067,538	43,313,580
LIABILITIES:

Unrealized depreciation on foreign currency contracts	283,108	—	655,189	31,068	163,482

Payables:

Capital shares redeemed	2,633,556	—	—	—	—

Advisory fees (Note 3)	102,109	8,973	18,700	2,386	20,310

Service fees (Note 2)	899	88	183	19	162
Total Liabilities	3,019,672	9,061	674,072	33,473	183,954
NET ASSETS	$237,059,199	$23,448,019	$48,843,404	$5,034,065	$43,129,626
NET ASSETS:

Paid-in capital	$247,211,171	$123,363,611	$51,479,392	$13,330,261	$91,722,319

Accumulated net investment loss	(484,486)	(26,109)	(365,823)	(10,862)	(97,691)

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(11,124,800)	(100,568,533)	(1,880,297)	(8,537,145)	(48,844,807)

Net unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,457,314	679,050	(389,868)	251,811	349,805
NET ASSETS	$237,059,199	$23,448,019	$48,843,404	$5,034,065	$43,129,626
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	9,000,000	1,400,000	2,000,000	300,000	2,400,000
Net asset value per share	$26.34	$16.75	$24.42	$16.78	$17.97
[1] Includes repurchase agreements of:	—	$3,769,000	$15,200,000	$1,585,000	$13,800,000

See Notes to Financial Statements.

90	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2016

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
ASSETS:

Investments, at cost	$10,630,303	$27,217,073	$149,034,030	$105,677,403	$11,727,574

Foreign currency, at cost	—	35,353	598,606	—	—
Investments in securities, at value[1,2,4] (Note 2)	10,630,463	25,506,425	154,322,070	109,495,808	12,212,058

Cash	87,760	1,104,535	118,363	3,645,586	2,005,762

Deposits at broker for futures contracts	—	—	—	—	381,666

Foreign currency, at value	—	36,006	594,947	—	—

Unrealized appreciation on foreign currency contracts	65,729	56,904	—	—	—

Receivables:

Investment securities sold	—	2,007,430	5,648,030	724,814	—

Corporate action investment security disposals	—	796,697	—	—	—

Capital shares sold	—	—	—	10,407,960	—

Dividends and interest	32	233,186	1,689,679	776,442	62,873
Total Assets	10,783,984	29,741,183	162,373,089	125,050,610	14,662,359
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	880	2,754	—	—

Securities sold short, at value[3]	—	—	—	560,719	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	—	753,900	—	565,415	—

Investment securities purchased	—	818,440	4,319,618	14,628,472	1,974,037

Corporate action investment securities due	—	785,519	—	—	—

Capital shares redeemed	—	—	1,858,940	—	—

Advisory fees (Note 3)	4,106	12,829	40,646	9,731	3,007

Service fees (Note 2)	40	103	596	356	47

Net variation margin on futures contracts	—	—	—	—	6,665

Foreign capital gains tax	—	2,838	—	—	—

Interest on securities sold short	—	—	—	993	—
Total Liabilities	4,146	2,374,509	6,222,554	15,765,686	1,983,756
NET ASSETS	$10,779,838	$27,366,674	$156,150,535	$109,284,924	$12,678,603
NET ASSETS:

Paid-in capital	$13,011,207	$37,739,764	$153,550,007	$105,034,877	$15,714,852

Undistributed net investment income/(Accumulated net investment loss)	(16,382)	(28,935)	(120,217)	7,498	1,586

Accumulated net realized gain (loss) on investments, futures contracts, securities sold short, foreign currency contracts and foreign currency related transactions	(2,280,876)	(8,688,342)	(2,574,554)	428,769	(3,537,562)

Net unrealized appreciation (depreciation) on investments, futures contracts, securities sold short, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	65,889	(1,655,813)	5,295,299	3,813,780	499,727
NET ASSETS	$10,779,838	$27,366,674	$156,150,535	$109,284,924	$12,678,603
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	500,000	600,000	8,400,000	2,100,000	300,000
Net asset value per share	$21.56	$45.61	$18.59	$52.04	$42.26
[1] Includes repurchase agreements of:	$3,378,000	$2,000,000	—	—	—

[2] Includes market value of securities out on loan of:	—	$736,981	—	$547,977	—

[3] Proceeds received on securities sold short were as follows:	—	—	—	$556,094	—

[4] Investments in securities include securities purchased with cash collateral from securities loaned (see Schedules of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	91

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2016

	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund
ASSETS:

Investments, at cost	$23,134,400	$1,246,254	$10,109,052	$14,841,912	$57,240,865
Investments in securities, at value[1,3] (Note 2)	23,887,787	1,247,817	10,180,564	15,016,266	57,930,085

Cash	3,846,687	3,115	273,605	460,102	592,031

Deposits at broker for futures contracts	219,259	—	164,000	70,401	—

Receivables:

Investment securities sold	319,052	—	463,697	561,761	—

Interest	126,854	564	168,164	242,737	768,816
Total Assets	28,399,639	1,251,496	11,250,030	16,351,267	59,290,932
LIABILITIES:

Securities sold short, at value[2]	318,445	—	—	—	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	—	—	938,153	1,472,463	1,718,863

Investment securities purchased	4,064,432	—	591,559	835,316	—

Advisory fees (Note 3)	4,670	159	3,938	5,085	29,203

Service fees (Note 2)	89	5	36	52	214

Net variation margin on futures contracts	6,015	—	4,120	1,375	—

Interest on securities sold short	583	—	—	—	—
Total Liabilities	4,394,234	164	1,537,806	2,314,291	1,748,280
NET ASSETS	$24,005,405	$1,251,332	$9,712,224	$14,036,976	$57,542,652
NET ASSETS:

Paid-in capital	$26,597,144	$1,249,653	$11,946,794	$15,211,048	$65,834,634

Undistributed net investment income	6,792	344	2,435	6,846	9,797

Accumulated net realized loss on investments, futures contracts and securities sold short	(3,363,560)	(228)	(2,316,222)	(1,360,085)	(8,990,999)

Net unrealized appreciation on investments, futures contracts and securities sold short	765,029	1,563	79,217	179,167	689,220
NET ASSETS	$24,005,405	$1,251,332	$9,712,224	$14,036,976	$57,542,652
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	500,000	50,000	500,000	600,000	800,000
Net asset value per share	$48.01	$25.03	$19.42	$23.39	$71.93
[1] Includes market value of securities out on loan of:	—	—	$904,383	$1,423,506	$1,662,238

[2] Proceeds received on securities sold short were as follows:	$318,469	—	—	—	—

[3] Investments in securities include securities purchased with cash collateral from securities loaned (see Schedules of Investments for additional information).

See Notes to Financial Statements.

92	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2016

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Japan Interest Rate Strategy Fund (consolidated)	WisdomTree Strategic Corporate Bond Fund	WisdomTree Western Asset Unconstrained Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund
ASSETS:
Investments, at cost	$364,087,396	$5,148,761	$7,399,990	$3,829,480	$11,992,512
Foreign currency, at cost	2,022,424	—	23,530	25,121	—
Foreign currency deposits at broker for futures contracts, at cost	—	83,046	—	—	—
Investments in securities, at value[1,2,4] (Note 2)	322,785,099	5,148,782	7,642,922	4,012,124	11,993,388
Cash	2,449,417	170,736	154,782	1,000,757	1,554,401
Deposits at broker for futures contracts	—	—	—	35,003	—
Foreign currency deposits at broker for futures contracts	—	84,709	—	—	—
Cash collateral segregated for written options	—	—	—	—	1,500,000
Foreign currency, at value	2,030,032	—	23,443	24,247	—
Unrealized appreciation on foreign currency contracts	135,475	13,718	2,941	1,817	—
Receivables:
Investment securities sold	17,316,053	—	—	—	—
Capital shares sold	—	—	—	—	1,354,341
Dividends and interest	4,763,878	—	92,359	40,085	—
Net variation margin on futures contracts	—	2,849	—	—	—
Total Assets	349,479,954	5,420,794	7,916,447	5,114,033	16,402,130
LIABILITIES:
Unrealized depreciation on foreign currency contracts	5,505	268	—	450	—
Written options, at value[3]	—	—	—	—	168,750
Payables:
Investment of cash collateral for securities loaned (Note 2)	—	—	315,043	9,000	—
Investment securities purchased	18,261,108	999,471	—	149,827	—
Capital shares redeemed	3,755,105	—	—	—	—
Advisory fees (Note 3)	173,953	1,852	2,890	2,299	3,853
Service fees (Note 2)	1,391	17	28	18	45
Net variation margin on futures contracts	—	—	—	1,310	—
Foreign capital gains tax	249,320	—	—	—	—
Total Liabilities	22,446,382	1,001,608	317,961	162,904	172,648
NET ASSETS	$327,033,572	$4,419,186	$7,598,486	$4,951,129	$16,229,482
NET ASSETS:
Paid-in capital	$389,594,443	$4,623,395	$7,523,305	$4,998,517	$15,700,035
Undistributed net investment income/(Accumulated net investment loss)	(498,409)	(550)	2,771	—	—
Accumulated net realized gain (loss) on investments, futures contracts, written options, foreign currency contracts and foreign currency related transactions	(20,659,212)	(242,286)	(173,258)	(232,499)	534,271
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(41,403,250)	38,627	245,668	185,111	(4,824)
NET ASSETS	$327,033,572	$4,419,186	$7,598,486	$4,951,129	$16,229,482
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	8,700,000	100,000	100,000	100,000	600,004
Net asset value per share	$37.59	$44.19	$75.98	$49.51	$27.05
[1] Includes repurchase agreements of:	$10,000,000	—	—	—	—

[2] Includes market value of securities out on loan of:	—	—	$307,004	$83,209	—

[3] Premiums received on written options were as follows:	—	—	—	—	$163,050

[4] Investments in securities include securities purchased with cash collateral from securities loaned (see Schedules of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	93

Statements of Assets and Liabilities (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2016

	WisdomTree Global Real Return Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$3,329,700	$159,930,430

Investment in affiliates, at cost (Note 3)	370,217	—

Foreign currency, at cost	41,068	—
Investments in securities, at value[1,2] (Note 2)	2,998,877	159,934,207

Investment in affiliates, at value (Note 3)	318,686	—

Cash	825,946	19,740,591

Deposits at broker for futures contracts	19,523	—

Foreign currency, at value	40,100	—

Unrealized appreciation on foreign currency contracts	2,260	1,575,047

Receivables:

Investment securities sold	21,734	—

Interest	22,863	—
Total Assets	4,249,989	181,249,845
LIABILITIES:

Unrealized depreciation on foreign currency contracts	6,283	71,274

Payables:

Investment of cash collateral for securities loaned (Note 2)	104,322	—

Advisory fees (Note 3)	2,110	99,318

Service fees (Note 2)	15	669

Net variation margin on futures contracts	3,690	138,052
Total Liabilities	116,420	309,313
NET ASSETS	$4,133,569	$180,940,532
NET ASSETS:

Paid-in capital	$4,566,495	$187,706,597

Undistributed net investment income/(Accumulated net investment loss)	86,286	(2,702,558)

Accumulated net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(114,923)	(3,216,603)

Net unrealized depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(404,289)	(846,904)
NET ASSETS	$4,133,569	$180,940,532
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	100,000	4,400,000
Net asset value per share	$41.34	$41.12
[1] Includes market value of securities out on loan of:	$101,846	—

[2] Investments in securities include securities purchased with cash collateral from securities loaned (see Schedules of Investments for additional information).

See Notes to Financial Statements.

94	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2016

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Commodity Currency Strategy Fund	WisdomTree Emerging Currency Strategy Fund
INVESTMENT INCOME:

Interest	$399,646	$35,145	$416,382	$7,521	$64,826
Total investment income	399,646	35,145	416,382	7,521	64,826
EXPENSES:

Advisory fees (Note 3)	1,303,103	80,873	263,639	28,650	248,005

Service fees (Note 2)	11,467	791	2,578	229	1,984
Total expenses	1,314,570	81,664	266,217	28,879	249,989
Net investment income (loss)	(914,924)	(46,519)	150,165	(21,358)	(185,163)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	19,676	24	(200,287)	(327)	(1,610)

Foreign currency contracts and foreign currency related transactions	(12,894,542)	2,069,033	(3,834,388)	(535,693)	(736,349)

Payments by sub-advisor (Note 3)	80,068	—	—	—	—
Net realized gain (loss)	(12,794,798)	2,069,057	(4,034,675)	(536,020)	(737,959)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	(14,358)	55	14,820	9	359

Foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,123,286	2,470,533	3,410,077	902,760	3,115,738
Net change in unrealized appreciation (depreciation)	3,108,928	2,470,588	3,424,897	902,769	3,116,097
Net realized and unrealized gain (loss) on investments	(9,685,870)	4,539,645	(609,778)	366,749	2,378,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,600,794)	$4,493,126	$(459,613)	$345,391	$2,192,975

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	95

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2016

	WisdomTree Indian Rupee Strategy Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
INVESTMENT INCOME:

Interest[1]	$17,022	$867,926	$4,147,258	$1,415,779	$268,420

Securities lending income (Note 2)	—	1,964	722	1,328	120
Total investment income	17,022	869,890	4,147,980	1,417,107	268,540
EXPENSES:

Advisory fees (Note 3)	47,869	170,983	697,748	104,249	39,777

Service fees (Note 2)	468	1,369	6,822	2,294	625
Total expenses	48,337	172,352	704,570	106,543	40,402
Expense waivers (Note 3)	—	—	(201,143)	(41,700)	—
Net expenses	48,337	172,352	503,427	64,843	40,402
Net investment income (loss)	(31,315)	697,538	3,644,553	1,352,264	228,138
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(297)	(3,458,749)	226,117	528,458	(37,678)

In-kind redemptions	—	(557,393)	(1,130,657)	—	—

Futures contracts	—	—	—	—	(1,004,676)

Securities sold short	—	—	—	(2,766)	(655)

Foreign currency contracts and foreign currency related transactions	50,631	26,648	132,969	—	—
Net realized gain (loss)	50,334	(3,989,494)	(771,571)	525,692	(1,043,009)

Net change in unrealized appreciation (depreciation) from:

Investment transactions[3]	53	5,830,148	18,066,208	3,867,010	507,919

Futures contracts	—	—	—	—	(92,336)

Securities sold short	—	—	—	(4,625)	—

Foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	463,753	191,735	97,615	—	—
Net change in unrealized appreciation (depreciation)	463,806	6,021,883	18,163,823	3,862,385	415,583
Net realized and unrealized gain (loss) on investments	514,140	2,032,389	17,392,252	4,388,077	(627,426)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$482,825	$2,729,927	$21,036,805	$5,740,341	$(399,288)
[1] Net of foreign withholding tax of:	—	$21,871	—	—	—

[2] Net of foreign capital gains tax withheld of:	—	$24,968	—	—	—

[3] Net of foreign capital gain taxes of:	—	$2,838	—	—	—

See Notes to Financial Statements.

96	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2016

	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	WisdomTree Bloomberg Floating Rate Treasury Fund	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	WisdomTree Emerging Markets Corporate Bond Fund
INVESTMENT INCOME:

Interest	$467,329	$4,384	$545,887	$730,220	$3,058,713

Securities lending income (Note 2)	141	—	5,112	9,578	57,050
Total investment income	467,470	4,384	550,999	739,798	3,115,763
EXPENSES:

Advisory fees (Note 3)	58,515	2,499	50,216	59,596	377,696

Service fees (Note 2)	1,119	55	460	610	2,770
Total expenses	59,634	2,554	50,676	60,206	380,466
Expense waivers (Note 3)	—	(625)	—	—	—
Net expenses	59,634	1,929	50,676	60,206	380,466
Net investment income	407,836	2,455	500,323	679,592	2,735,297
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(47,258)	35	(388,358)	(554,334)	(4,295,884)

In-kind redemptions	—	—	(238,240)	(144,750)	(1,911,983)

Futures contracts	(799,181)	—	(718,094)	(79,142)	—

Securities sold short	(11,658)	—	—	—	—
Net realized gain (loss)	(858,097)	35	(1,344,692)	(778,226)	(6,207,867)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	852,655	757	499,245	859,412	7,727,411

Futures contracts	(80,727)	—	(59,811)	(22,137)	—

Securities sold short	(1,603)	—	—	—	—
Net change in unrealized appreciation (depreciation)	770,325	757	439,434	837,275	7,727,411
Net realized and unrealized gain (loss) on investments	(87,772)	792	(905,258)	59,049	1,519,544
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$320,064	$3,247	$(404,935)	$738,641	$4,254,841

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	97

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2016

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Japan Interest Rate Strategy Fund (consolidated)	WisdomTree Strategic Corporate Bond Fund	WisdomTree Western Asset Unconstrained Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund[1]
INVESTMENT INCOME:

Dividends	$—	$—	$9,848	$—	$—

Interest[2]	25,517,616	6,991	276,071	201,016	8,777

Securities lending income (Note 2)	—	—	4,385	1,116	—
Total investment income	25,517,616	6,991	290,304	202,132	8,777
EXPENSES:

Advisory fees (Note 3)	2,285,190	23,066	36,627	28,815	18,519

Service fees (Note 2)	18,283	202	322	212	185
Total expenses	2,303,473	23,268	36,949	29,027	18,704
Expense waivers (Note 3)	—	—	(3,663)	(2,401)	(2,525)
Net expenses	2,303,473	23,268	33,286	26,626	16,179
Net investment income (loss)	23,214,143	(16,277)	257,018	175,506	(7,402)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[3]	(48,944,175)	1	(77,977)	(9,306)	138

In-kind redemptions	(58,775,027)	—	—	—	—

Futures contracts	—	(212,306)	—	(126,835)	—

Written options	—	—	—	1,399	549,567

Foreign currency contracts and foreign currency related transactions	(2,729,889)	(284,102)	6,422	1,265	—

Payments by sub-advisor (Note 3)	—	26,020	—	—	—
Net realized gain (loss)	(110,449,091)	(470,387)	(71,555)	(133,477)	549,705

Net change in unrealized appreciation (depreciation) from:

Investment transactions[4]	120,946,586	(104)	357,868	224,750	876

Futures contracts	—	62,277	—	(30,053)	—

Written options	—	—	—	(63)	(5,700)

Foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,668,475	34,038	15,689	3,916	—
Net change in unrealized appreciation (depreciation)	122,615,061	96,211	373,557	198,550	(4,824)
Net realized and unrealized gain (loss) on investments	12,165,970	(374,176)	302,002	65,073	544,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,380,113	$(390,453)	$559,020	$240,579	$537,479
[1] For the period February 24, 2016 (commencement of operations) through August 31, 2016.
[2] Net of foreign withholding tax of:	$323,896	—	—	—	—

[3] Net of foreign capital gains tax withheld of:	$280,029	—	—	—	—

[4] Net of foreign capital gain taxes of:	$188,198	—	—	—	—

See Notes to Financial Statements.

98	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2016

	WisdomTree Global Real Return Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$10,948	$—

Interest	88,277	212,887

Securities lending income (Note 2)	6,989	—
Total investment income	106,214	212,887
EXPENSES:

Advisory fees (Note 3)	23,976	1,790,020

Service fees (Note 2)	176	8,573
Total expenses	24,152	1,798,593
Expense waivers (Note 3)	—	(31,135)
Net expenses	24,152	1,767,458
Net investment income (loss)	82,062	(1,554,571)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(106,712)	(465)

Investment transactions in affiliates (Note 3)	2,227	—

Futures contracts	14,826	3,923,924

Foreign currency contracts and foreign currency related transactions	91,768	583,371
Net realized gain	2,109	4,506,830

Net change in unrealized appreciation (depreciation) from:

Investment transactions	202,752	2,109

Futures contracts	(28,631)	(4,941,875)

Foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(55,987)	2,241,028
Net change in unrealized appreciation (depreciation)	118,134	(2,698,738)
Net realized and unrealized gain on investments	120,243	1,808,092
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,305	$253,521

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	99

Statements of Changes in Net Assets

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Brazilian Real Strategy Fund		WisdomTree Chinese Yuan Strategy Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(914,924)	$(1,443,348)	$(46,519)	$(86,729)	$150,165	$296,058

Net realized gain (loss) on investments, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	(12,794,798)	35,875,695	2,069,057	(6,228,738)	(4,034,675)	2,335,890

Net change in unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,108,928	(2,018,814)	2,470,588	(2,015,497)	3,424,897	(5,190,903)
Net increase (decrease) in net assets resulting from operations	(10,600,794)	32,413,533	4,493,126	(8,330,964)	(459,613)	(2,558,955)
DISTRIBUTIONS:

Capital gains	(15,774,360)	(4,182,934)	—	—	—	(526,878)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	220,189,235	626,706,192	2,960,303	6,602,046	5,011,021	10,211,249

Cost of shares redeemed	(297,438,458)	(369,498,195)	—	(13,439,386)	(44,535,345)	(70,417,059)
Net increase (decrease) in net assets resulting from capital share transactions	(77,249,223)	257,207,997	2,960,303	(6,837,340)	(39,524,324)	(60,205,810)
Net Increase (Decrease) in Net Assets	(103,624,377)	285,438,596	7,453,429	(15,168,304)	(39,983,937)	(63,291,643)
NET ASSETS:

Beginning of year	$340,683,576	$55,244,980	$15,994,590	$31,162,894	$88,827,341	$152,118,984

End of year	$237,059,199	$340,683,576	$23,448,019	$15,994,590	$48,843,404	$88,827,341
Accumulated net investment loss included in net assets at end of year	$(484,486)	$—	$(26,109)	$(50,005)	$(365,823)	$(745,801)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	11,900,000	2,200,000	1,200,000	1,600,000	3,600,000	6,000,000

Shares created	8,100,000	23,000,000	200,000	400,000	200,000	400,000

Shares redeemed	(11,000,000)	(13,300,000)	—	(800,000)	(1,800,000)	(2,800,000)
Shares outstanding, end of year	9,000,000	11,900,000	1,400,000	1,200,000	2,000,000	3,600,000

See Notes to Financial Statements.

100	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Commodity Currency Strategy Fund		WisdomTree Emerging Currency Strategy Fund		WisdomTree Indian Rupee Strategy Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(21,358)	$(43,986)	$(185,163)	$(407,288)	$(31,315)	$(69,996)

Net realized gain (loss) on investments and foreign currency contracts	(536,020)	(1,586,150)	(737,959)	(11,796,306)	50,334	(290,543)

Net change in unrealized appreciation (depreciation) on investments and foreign currency contracts	902,769	(673,627)	3,116,097	(2,268,386)	463,806	(259,240)
Net increase (decrease) in net assets resulting from operations	345,391	(2,303,763)	2,192,975	(14,471,980)	482,825	(619,779)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	22,466,752	9,323,267	2,096,836	2,140,988

Cost of shares redeemed	(1,515,548)	(3,551,210)	(34,248,709)	(44,280,729)	(4,154,598)	(14,829,288)
Net decrease in net assets resulting from capital share transactions	(1,515,548)	(3,551,210)	(11,781,957)	(34,957,462)	(2,057,762)	(12,688,300)
Net Decrease in Net Assets	(1,170,157)	(5,854,973)	(9,588,982)	(49,429,442)	(1,574,937)	(13,308,079)
NET ASSETS:

Beginning of year	$6,204,222	$12,059,195	$52,718,608	$102,148,050	$12,354,775	$25,662,854

End of year	$5,034,065	$6,204,222	$43,129,626	$52,718,608	$10,779,838	$12,354,775
Accumulated net investment loss included in net assets at end of year	$(10,862)	$(25,684)	$(97,691)	$(256,671)	$(16,382)	$(38,321)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	400,000	600,000	3,100,000	5,000,000	600,000	1,200,000

Shares created	—	—	1,300,000	500,000	100,000	100,000

Shares redeemed	(100,000)	(200,000)	(2,000,000)	(2,400,000)	(200,000)	(700,000)
Shares outstanding, end of year	300,000	400,000	2,400,000	3,100,000	500,000	600,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	101

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Asia Local Debt Fund		WisdomTree Australia & New Zealand Debt Fund		WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Period July 9, 2015* through August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$697,538	$4,417,331	$3,644,553	$1,558,005	$1,352,264	$16,315

Net realized gain (loss) on investments, securities sold short, foreign currency contracts and foreign currency related transactions	(3,989,494)	(32,627,391)	(771,571)	(3,271,381)	525,692	(2,504)

Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,021,883	6,848,567	18,163,823	(11,169,475)	3,862,385	(48,605)
Net increase (decrease) in net assets resulting from operations	2,729,927	(21,361,493)	21,036,805	(12,882,851)	5,740,341	(34,794)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(297,000)	(3,483,000)	(2,012,444)	(1,532,617)	(1,443,500)	(12,000)

Return of capital	(396,500)	—	(806,556)	(70,883)	—	—
Total dividends and distributions	(693,500)	(3,483,000)	(2,819,000)	(1,603,500)	(1,443,500)	(12,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	92,614,246	93,012,726	100,024,193	5,010,684

Cost of shares redeemed	(13,243,438)	(276,134,781)	(58,053,513)	(9,152,085)	(100)	—
Net increase (decrease) in net assets resulting from capital share transactions	(13,243,438)	(276,134,781)	34,560,733	83,860,641	100,024,093	5,010,684
Net Increase (Decrease) in Net Assets	(11,207,011)	(300,979,274)	52,778,538	69,374,290	104,320,934	4,963,890
NET ASSETS:

Beginning of period	$38,573,685	$339,552,959	$103,371,997	$33,997,707	$4,963,990	$100

End of period	$27,366,674	$38,573,685	$156,150,535	$103,371,997	$109,284,924	$4,963,990
Undistributed net investment income/(Accumulated net investment loss) included in net assets at end of period	$(28,935)	$(23,205,744)	$(120,217)	$(1,517,608)	$7,498	$4,318
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	900,000	6,800,000	6,200,000	1,600,000	100,002	2

Shares created	—	—	5,600,000	5,100,000	2,000,000	100,000

Shares redeemed	(300,000)	(5,900,000)	(3,400,000)	(500,000)	(2)	—
Shares outstanding, end of period	600,000	900,000	8,400,000	6,200,000	2,100,000	100,002
*	Commencement of operations.

See Notes to Financial Statements.

102	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund		WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund		WisdomTree Bloomberg Floating Rate Treasury Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$228,138	$391,921	$407,836	$840,902	$2,455	$(1,096)

Net realized gain (loss) on investments, futures contracts and securities sold short	(1,043,009)	(1,796,866)	(858,097)	(1,984,358)	35	124

Net change in unrealized appreciation (depreciation) on investments, futures contracts and securities sold short	415,583	(8,885)	770,325	(113,607)	757	113
Net increase (decrease) in net assets resulting from operations	(399,288)	(1,413,830)	320,064	(1,257,063)	3,247	(859)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(265,500)	(425,856)	(448,000)	(949,953)	(1,550)	—

Return of capital	—	—	—	(5,036)	—	—
Total dividends and distributions	(265,500)	(425,856)	(448,000)	(954,989)	(1,550)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	4,463,963	46,189,550	—	69,474,586	—	—

Cost of shares redeemed	(8,887,513)	(31,247,716)	(4,790,072)	(43,316,891)	—	(1,248,883)
Net increase (decrease) in net assets resulting from capital share transactions	(4,423,550)	14,941,834	(4,790,072)	26,157,695	—	(1,248,883)
Net Increase (Decrease) in Net Assets	(5,088,338)	13,102,148	(4,918,008)	23,945,643	1,697	(1,249,742)
NET ASSETS:

Beginning of year	$17,766,941	$4,664,793	$28,923,413	$4,977,770	$1,249,635	$2,499,377

End of year	$12,678,603	$17,766,941	$24,005,405	$28,923,413	$1,251,332	$1,249,635
Undistributed net investment income/(Accumulated net investment loss) included in net assets at end of year	$1,586	$12,485	$6,792	$—	$344	$(561)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	400,000	100,000	600,000	100,000	50,000	100,000

Shares created	100,000	1,000,000	—	1,400,000	—	—

Shares redeemed	(200,000)	(700,000)	(100,000)	(900,000)	—	(50,000)
Shares outstanding, end of year	300,000	400,000	500,000	600,000	50,000	50,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	103

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund		WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund		WisdomTree Emerging Markets Corporate Bond Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$500,323	$343,636	$679,592	$664,315	$2,735,297	$4,824,865

Net realized loss on investments and futures contracts	(1,344,692)	(906,103)	(778,226)	(871,938)	(6,207,867)	(3,296,808)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	439,434	(361,845)	837,275	(625,107)	7,727,411	(9,234,149)
Net increase (decrease) in net assets resulting from operations	(404,935)	(924,312)	738,641	(832,730)	4,254,841	(7,706,092)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(499,500)	(344,268)	(676,500)	(663,390)	(2,725,500)	(4,872,978)

Return of capital	—	—	—	—	—	(41,522)
Total dividends and distributions	(499,500)	(344,268)	(676,500)	(663,390)	(2,725,500)	(4,914,500)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,067,862	13,496,874	—	19,441,636	—	—

Cost of shares redeemed	(3,949,815)	(4,326,952)	(6,883,821)	(12,002,629)	(26,942,577)	(21,160,956)
Net increase (decrease) in net assets resulting from capital share transactions	(1,881,953)	9,169,922	(6,883,821)	7,439,007	(26,942,577)	(21,160,956)
Net Increase (Decrease) in Net Assets	(2,786,388)	7,901,342	(6,821,680)	5,942,887	(25,413,236)	(33,781,548)
NET ASSETS:

Beginning of year	$12,498,612	$4,597,270	$20,858,656	$14,915,769	$82,955,888	$116,737,436

End of year	$9,712,224	$12,498,612	$14,036,976	$20,858,656	$57,542,652	$82,955,888
Undistributed net investment income included in net assets at end of year	$2,435	$1,612	$6,846	$3,754	$9,797	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	600,000	200,000	900,000	600,000	1,200,000	1,500,000

Shares created	100,000	600,000	—	800,000	—	—

Shares redeemed	(200,000)	(200,000)	(300,000)	(500,000)	(400,000)	(300,000)
Shares outstanding, end of year	500,000	600,000	600,000	900,000	800,000	1,200,000

See Notes to Financial Statements.

104	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Emerging Markets Local Debt Fund		WisdomTree Japan Interest Rate Strategy Fund (consolidated)		WisdomTree Strategic Corporate Bond Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$23,214,143	$32,293,203	$(16,277)	$(24,241)	$257,018	$257,669

Net realized gain (loss) on investments, futures contracts, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	(110,449,091)	(79,118,646)	(470,387)	171,150	(71,555)	65,309

Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	122,615,061	(96,117,946)	96,211	(34,441)	373,557	(335,327)
Net increase (decrease) in net assets resulting from operations	35,380,113	(142,943,389)	(390,453)	112,468	559,020	(12,349)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(7,711,000)	(29,050,502)	—	—	(254,500)	(303,416)

Capital gains	—	—	(96,374)	(100,511)	—	—

Return of capital	(12,542,500)	(1,723,498)	—	—	—	—
Total dividends and distributions	(20,253,500)	(30,774,000)	(96,374)	(100,511)	(254,500)	(303,416)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	125,325,367	52,615,866	—	—	—	—

Cost of shares redeemed	(292,684,937)	(238,491,203)	—	—	—	—
Net decrease in net assets resulting from capital share transactions	(167,359,570)	(185,875,337)	—	—	—	—
Net Increase (Decrease) in Net Assets	(152,232,957)	(359,592,726)	(486,827)	11,957	304,520	(315,765)
NET ASSETS:

Beginning of year	$479,266,529	$838,859,255	$4,906,013	$4,894,056	$7,293,966	$7,609,731

End of year	$327,033,572	$479,266,529	$4,419,186	$4,906,013	$7,598,486	$7,293,966
Undistributed net investment income/(Accumulated net investment loss) included in net assets at end of year	$(498,409)	$(41,664,624)	$(550)	$—	$2,771	$(2,700)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	13,400,000	17,800,000	100,000	100,000	100,000	100,000

Shares created	3,500,000	1,300,000	—	—	—	—

Shares redeemed	(8,200,000)	(5,700,000)	—	—	—	—
Shares outstanding, end of year	8,700,000	13,400,000	100,000	100,000	100,000	100,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	105

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Western Asset Unconstrained Bond Fund		WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Global Real Return Fund (consolidated)
	For the Year Ended August 31, 2016	For the Period June 11, 2015* through August 31, 2015	For the Period February 24, 2016* through August 31, 2016	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$175,506	$40,740	$(7,402)	$82,062	$94,637

Net realized gain (loss) on investments, futures contracts, written options, foreign currency contracts and foreign currency related transactions	(133,477)	(100,252)	549,705	2,109	(3,673)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	198,550	(13,439)	(4,824)	118,134	(561,058)
Net increase (decrease) in net assets resulting from operations	240,579	(72,951)	537,479	202,305	(470,094)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(180,515)	(34,501)	—	(177,301)	(71,384)

Capital gains	—	—	—	—	(43,117)

Return of capital	(1,486)	—	—	—	—
Total dividends and distributions	(182,001)	(34,501)	—	(177,301)	(114,501)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	5,000,000	16,975,517	—	4,210,677

Cost of shares redeemed	(97)	—	(1,283,614)	—	(4,223,567)
Net increase (decrease) in net assets resulting from capital share transactions	(97)	5,000,000	15,691,903	—	(12,890)
Net Increase (Decrease) in Net Assets	58,481	4,892,548	16,229,382	25,004	(597,485)
NET ASSETS:

Beginning of period	$4,892,648	$100	$100	$4,108,565	$4,706,050

End of period	$4,951,129	$4,892,648	$16,229,482	$4,133,569	$4,108,565
Undistributed net investment income included in net assets at end of period	$—	$5,915	$—	$86,286	$95,525
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,002	2	4	100,000	100,000

Shares created	—	100,000	650,000	—	100,000

Shares redeemed	(2)	—	(50,000)	—	(100,000)
Shares outstanding, end of period	100,000	100,002	600,004	100,000	100,000
*	Commencement of operations.

See Notes to Financial Statements.

106	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Managed Futures Strategy Fund (consolidated)
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(1,554,571)	$(1,949,337)

Net realized gain (loss) on investments, futures contracts and foreign currency contracts	4,506,830	(5,317,409)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency contracts	(2,698,738)	304,559
Net increase (decrease) in net assets resulting from operations	253,521	(6,962,187)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	8,361,498	56,483,948

Cost of shares redeemed	(41,757,098)	(12,482,357)
Net increase (decrease) in net assets resulting from capital share transactions	(33,395,600)	44,001,591
Net Increase (Decrease) in Net Assets	(33,142,079)	37,039,404
NET ASSETS:

Beginning of year	$214,082,611	$177,043,207

End of year	$180,940,532	$214,082,611
Accumulated net investment loss included in net assets at end of year	$(2,702,558)	$(2,826,272)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,200,000	4,200,000

Shares created	200,000	1,300,000

Shares redeemed	(1,000,000)	(300,000)
Shares outstanding, end of year	4,400,000	5,200,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	107

Financial Highlights

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$28.63	$25.11	$25.12
Investment operations:
Net investment loss[1]	(0.10)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	(0.42)[8]	4.08	0.07
Total from investment operations	(0.52)	3.95	(0.01)
Distributions to shareholders:
Capital gains	(1.77)	(0.43)	—
Net asset value, end of period	$26.34	$28.63	$25.11

TOTAL RETURN[2]	(2.05)%[3]	15.83%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$237,059	$340,684	$55,245
Ratios to average net assets of:
Expenses	0.50%	0.50%	0.51%[4,5]
Net investment loss	(0.35)%	(0.48)%	(0.48)%[4]
Portfolio turnover rate[6]	0%	0%	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$13.33	$19.48	$16.83	$18.81	$28.99
Investment operations:
Net investment loss[1]	(0.04)	(0.07)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	3.46	(6.08)	2.72	(1.91)	(4.36)
Total from investment operations	3.42	(6.15)	2.65	(1.98)	(4.45)
Distributions to shareholders:
Capital gains	—	—	—	—	(5.73)
Net asset value, end of year	$16.75	$13.33	$19.48	$16.83	$18.81

TOTAL RETURN[2]	25.66%	(31.57)%	15.75%	(10.53)%	(16.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$23,448	$15,995	$31,163	$40,397	$63,942
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.46%[7]	0.45%	0.45%
Net investment loss	(0.26)%	(0.40)%	(0.40)%	(0.39)%	(0.38)%
Portfolio turnover rate[6]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[4]	Annualized.

[5]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[6]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculation as well.

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45%.

[8]	Includes a voluntary reimbursement from the sub-advisor of $0.01 per share for investment losses on certain foreign exchange transactions during the period.

See Notes to Financial Statements.

108	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$24.67	$25.35	$26.22	$25.22	$25.81
Investment operations:
Net investment income (loss)[1]	0.06	0.06	(0.03)	0.00 [2]	(0.06)
Net realized and unrealized gain (loss)	(0.31)	(0.64)	0.20	1.20	0.02
Total from investment operations	(0.25)	(0.58)	0.17	1.20	(0.04)
Dividends and distributions to shareholders:
Net investment income	—	—	(0.21)	—	—
Capital gains	—	(0.10)	(0.83)	(0.20)	(0.55)
Total dividends and distributions to shareholders	—	(0.10)	(1.04)	(0.20)	(0.55)
Net asset value, end of year	$24.42	$24.67	$25.35	$26.22	$25.22

TOTAL RETURN[3]	(1.01)%	(2.30)%	0.63%	4.78%	(0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$48,843	$88,827	$152,119	$215,015	$267,383
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.46%[4]	0.45%	0.45%
Net investment income (loss)	0.26%	0.24%	(0.11)%	0.02%	(0.22)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Commodity Currency Strategy Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$15.51	$20.10	$19.68	$20.93	$27.78
Investment operations:
Net investment loss[1]	(0.06)	(0.09)	(0.11)	(0.10)	(0.11)
Net realized and unrealized gain (loss)	1.33	(4.50)	0.53	(1.15)	(1.68)
Total from investment operations	1.27	(4.59)	0.42	(1.25)	(1.79)
Distributions to shareholders:
Capital gains	—	—	—	—	(5.06)
Net asset value, end of year	$16.78	$15.51	$20.10	$19.68	$20.93

TOTAL RETURN[3]	8.19%	(22.84)%	2.13%	(5.97)%	(5.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$5,034	$6,204	$12,059	$15,747	$25,116
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.56%[4]	0.55%	0.55%
Net investment loss	(0.41)%	(0.52)%	(0.53)%	(0.48)%	(0.48)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Commodity Currency Strategy Fund.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculation as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	109

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$17.01	$20.43	$19.66	$20.33	$22.87
Investment operations:
Net investment loss[1]	(0.07)	(0.10)	(0.11)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	1.03	(3.32)	0.88	(0.57)	(1.38)
Total from investment operations	0.96	(3.42)	0.77	(0.67)	(1.48)
Distributions to shareholders:
Capital gains	—	—	—	—	(1.06)
Net asset value, end of year	$17.97	$17.01	$20.43	$19.66	$20.33

TOTAL RETURN[2]	5.64%	(16.74)%	3.92%	(3.30)%	(6.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$43,130	$52,719	$102,148	$192,628	$274,521
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.56%[3]	0.55%	0.55%
Net investment loss	(0.41)%	(0.52)%	(0.53)%	(0.48)%	(0.47)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%

WisdomTree Indian Rupee Strategy Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$20.59	$21.39	$17.91	$20.30	$26.78
Investment operations:
Net investment loss[1]	(0.06)	(0.09)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.03	(0.71)	3.57	(2.31)	(3.12)
Total from investment operations	0.97	(0.80)	3.48	(2.39)	(3.20)
Distributions to shareholders:
Capital gains	—	—	—	—	(3.28)
Net asset value, end of year	$21.56	$20.59	$21.39	$17.91	$20.30

TOTAL RETURN[2]	4.71%	(3.74)%	19.43%	(11.77)%	(11.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$10,780	$12,355	$25,663	$32,230	$18,273
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.46%[3]	0.45%	0.45%
Net investment loss	(0.29)%	(0.42)%	(0.43)%	(0.39)%	(0.37)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Emerging Currency Strategy Fund and 0.45% for the WisdomTree Indian Rupee Strategy Fund.

[4]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from portfolio turnover calculation as well.

See Notes to Financial Statements.

110	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$42.86	$49.93	$47.41	$51.57	$53.23
Investment operations:
Net investment income[1]	0.99	1.29	1.15	1.20	1.29
Net realized and unrealized gain (loss)	2.74	(7.28)	2.00	(3.74)	(2.37)
Total from investment operations	3.73	(5.99)	3.15	(2.54)	(1.08)
Dividends and distributions to shareholders:
Net investment income	(0.36)	(1.08)	(0.47)	(1.34)	(0.58)
Capital gains	—	—	—	(0.28)	—
Return of capital	(0.62)	—	(0.16)	—	—
Total dividends and distributions to shareholders	(0.98)	(1.08)	(0.63)	(1.62)	(0.58)
Net asset value, end of year	$45.61	$42.86	$49.93	$47.41	$51.57

TOTAL RETURN[2]	8.81%	(12.15)%	6.69%	(5.14)%	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$27,367	$38,574	$339,553	$493,089	$422,871
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.56%[3]	0.55%	0.55%
Net investment income	2.24%	2.68%	2.36%	2.34%	2.51%
Portfolio turnover rate[4]	26%	10%	62%	52%	62%

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[5]
Net asset value, beginning of year	$16.67	$21.25	$19.44	$22.54	$26.31
Investment operations:
Net investment income[1]	0.41	0.46	0.64	0.72	0.67
Net realized and unrealized gain (loss)	1.83	(4.51)	1.46	(3.22)	(0.70)
Total from investment operations	2.24	(4.05)	2.10	(2.50)	(0.03)
Dividends and distributions to shareholders:
Net investment income	(0.23)	(0.51)	(0.24)	(0.47)	(0.69)
Capital gains	—	—	—	—	(3.05)
Return of capital	(0.09)	(0.02)	(0.05)	(0.13)	—
Total dividends and distributions to shareholders	(0.32)	(0.53)	(0.29)	(0.60)	(3.74)
Net asset value, end of year	$18.59	$16.67	$21.25	$19.44	$22.54

TOTAL RETURN[2]	13.58%	(19.32)%	10.91%	(11.42)%	0.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$156,151	$103,372	$33,998	$40,831	$45,079
Ratios to average net assets of:
Expenses, net of expense waivers	0.32%	0.45%	0.46%[6]	0.45%	0.45%
Expenses, prior to expense waivers	0.45%	0.45%	0.46%[6]	0.45%	0.45%
Net investment income	2.35%	2.54%	3.13%	3.29%	2.99%
Portfolio turnover rate[4]	47%	9%	27%	42%	9%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Australia & New Zealand Debt Fund (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55%.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

[5]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waiver) would have been 0.45% and the expense ratio (prior to expense waivers) would have been 0.45%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	111

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	For the Year Ended August 31, 2016	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$49.64	$49.78
Investment operations:
Net investment income[1]	1.31	0.16
Net realized and unrealized gain (loss)	2.50	(0.18)
Total from investment operations	3.81	(0.02)
Dividends to shareholders:
Net investment income	(1.41)	(0.12)
Net asset value, end of period	$52.04	$49.64

TOTAL RETURN[2]	7.81%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$109,285	$4,964
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%	0.12%[3]
Expenses, prior to expense waivers	0.20%	0.20%[3]
Net investment income	2.59%	2.21%[3]
Portfolio turnover rate[4,5]	141%	51%

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$44.42	$46.65	$50.05
Investment operations:
Net investment income[1]	0.70	0.62	0.51
Net realized and unrealized loss	(2.07)	(2.18)	(3.30)
Total from investment operations	(1.37)	(1.56)	(2.79)
Dividends to shareholders:
Net investment income	(0.79)	(0.67)	(0.61)
Net asset value, end of period	$42.26	$44.42	$46.65

TOTAL RETURN[2]	(3.11)%	(3.36)%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,679	$17,767	$4,665
Ratios to average net assets of:
Expenses	0.28%	0.28%	0.29%[3,6]
Net investment income	1.61%	1.38%	1.48%[3]
Portfolio turnover rate[4,7]	226%	424%	257%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

[5]	The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2016 and August 31, 2015 were 51% and 6%, respectively.

[6]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.28%.

[7]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2016, August 31, 2015 and August 31, 2014 were 56%, 163% and 96%, respectively.

See Notes to Financial Statements.

112	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$48.21	$49.78	$49.98
Investment operations:
Net investment income[1]	0.77	0.68	0.54
Net realized and unrealized loss	(0.13)	(1.50)	(0.11)
Total from investment operations	0.64	(0.82)	0.43
Dividends and distributions to shareholders:
Net investment income	(0.84)	(0.75)	(0.63)
Return of capital	—	(0.00)[2]	—
Total dividends and distributions to shareholders	(0.84)	(0.75)	(0.63)
Net asset value, end of period	$48.01	$48.21	$49.78

TOTAL RETURN[3]	1.35%	(1.66)%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,005	$28,923	$4,978
Ratios to average net assets of:
Expenses	0.23%	0.23%	0.24%[4,5]
Net investment income	1.60%	1.39%	1.52%[4]
Portfolio turnover rate[6,7]	226%	359%	243%

WisdomTree Bloomberg Floating Rate Treasury Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$24.99	$24.99	$25.00
Investment operations:
Net investment income (loss)[1]	0.05	(0.01)	(0.01)
Net realized and unrealized gain	0.02	0.01	0.00 [2]
Total from investment operations	0.07	(0.00)[2]	(0.01)
Dividends to shareholders:
Net investment income	(0.03)	—	—
Net asset value, end of period	$25.03	$24.99	$24.99

TOTAL RETURN[3]	0.28%	0.00%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,251	$1,250	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%	0.15%	0.15%[4]
Expenses, prior to expense waivers	0.20%	0.20%	0.20%[4]
Net investment income (loss)	0.20%	(0.06)%	(0.06)%[4]
Portfolio turnover rate[6]	157%	118%	65%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Bloomberg Floating Rate Treasury Fund (Note 2 and 3).

[4]	Annualized.

[5]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.23%.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

[7]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2016, August 31, 2015 and August 31, 2014 were 33%, 95% and 87%, respectively.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	113

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$20.83	$22.99	$25.02
Investment operations:
Net investment income[1]	0.93	0.83	0.56
Net realized and unrealized loss	(1.41)	(2.17)	(1.96)
Total from investment operations	(0.48)	(1.34)	(1.40)
Dividends to shareholders:
Net investment income	(0.93)	(0.82)	(0.63)
Net asset value, end of period	$19.42	$20.83	$22.99

TOTAL RETURN[2]	(2.22)%	(5.91)%	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,712	$12,499	$4,597
Ratios to average net assets of:
Expenses	0.48%	0.48%	0.49%[3,4]
Net investment income	4.78%	3.82%	3.28%[3]
Portfolio turnover rate[5]	43%	34%	182%

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$23.18	$24.86	$24.99
Investment operations:
Net investment income[1]	1.10	0.90	0.58
Net realized and unrealized gain (loss)	0.20	(1.67)	(0.08)
Total from investment operations	1.30	(0.77)	0.50
Dividends to shareholders:
Net investment income	(1.09)	(0.91)	(0.63)
Net asset value, end of period	$23.39	$23.18	$24.86

TOTAL RETURN[2]	5.92%	(3.15)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,037	$20,859	$14,916
Ratios to average net assets of:
Expenses	0.43%	0.43%	0.44%[3,4]
Net investment income	4.90%	3.75%	3.30%[3]
Portfolio turnover rate[5]	44%	55%	131%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.48% for the WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund and 0.43% for the WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

See Notes to Financial Statements.

114	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$69.13	$77.82	$72.97	$77.63	$75.03
Investment operations:
Net investment income[1]	2.97	3.51	3.47	3.29	1.63
Net realized and unrealized gain (loss)	2.82	(8.61)	5.56	(4.69)	2.54
Total from investment operations	5.79	(5.10)	9.03	(1.40)	4.17
Dividends and distributions to shareholders:
Net investment income	(2.99)	(3.56)	(3.45)	(3.26)	(1.57)
Capital gains	—	—	(0.73)	—	—
Return of capital	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(2.99)	(3.59)	(4.18)	(3.26)	(1.57)
Net asset value, end of period	$71.93	$69.13	$77.82	$72.97	$77.63

TOTAL RETURN[2]	8.71%	(6.69)%	12.71%	(2.00)%	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,543	$82,956	$116,737	$116,746	$62,103
Ratios to average net assets of:
Expenses	0.60%	0.60%	0.61%[3]	0.60%	0.60%[4]
Net investment income	4.35%	4.79%	4.59%	4.22%	4.47%[4]
Portfolio turnover rate[5]	21%	25%	40%	37%	0%

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$35.77	$47.13	$45.93	$51.16	$53.83
Investment operations:
Net investment income[1]	2.00	2.17	2.26	2.22	2.41
Net realized and unrealized gain (loss)	1.57	(11.46)	0.64	(5.29)	(3.26)
Total from investment operations	3.57	(9.29)	2.90	(3.07)	(0.85)
Dividends and distributions to shareholders:
Net investment income	(0.59)	(1.95)	(1.02)	(2.01)	(1.77)
Capital gains	—	—	(0.14)	(0.15)	(0.05)
Return of capital	(1.16)	(0.12)	(0.54)	—	—
Total dividends and distributions to shareholders	(1.75)	(2.07)	(1.70)	(2.16)	(1.82)
Net asset value, end of year	$37.59	$35.77	$47.13	$45.93	$51.16

TOTAL RETURN[2]	10.34%	(20.19)%	6.43%	(6.41)%	(1.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$327,034	$479,267	$838,859	$1,442,209	$1,197,084
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.56%[3]	0.55%	0.55%
Net investment income	5.59%	5.22%	4.84%	4.31%	4.76%
Portfolio turnover rate[5]	46%	22%	78%	57%	43%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60% for the WisdomTree Emerging Markets Corporate Bond Fund and 0.55% for the WisdomTree Emerging Markets Local Debt Fund.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	115

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Interest Rate Strategy Fund (consolidated)	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$49.06	$48.94	$49.94
Investment operations:
Net investment loss[1]	(0.16)	(0.24)	(0.16)
Net realized and unrealized gain (loss)	(3.75)[8]	1.37	(0.84)
Total from investment operations	(3.91)	1.13	(1.00)
Distributions to shareholders:
Capital gains	(0.96)	(1.01)	—
Net asset value, end of period	$44.19	$49.06	$48.94

TOTAL RETURN[2]	(8.10)%[3]	2.29%	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,419	$4,906	$4,894
Ratios to average net assets of:
Expenses	0.50%	0.50%	0.51%[4,5]
Net investment loss	(0.35)%	(0.49)%	(0.47)%[4]
Portfolio turnover rate[6]	0%	0%	0%

WisdomTree Strategic Corporate Bond Fund	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Period January 31, 2013* through August 31, 2013
Net asset value, beginning of period	$72.94	$76.10	$72.78	$74.76
Investment operations:
Net investment income[1]	2.57	2.58	2.49	1.37
Net realized and unrealized gain (loss)	3.02	(2.71)	3.81	(2.08)
Total from investment operations	5.59	(0.13)	6.30	(0.71)
Dividends and distributions to shareholders:
Net investment income	(2.55)	(3.03)	(2.64)	(1.27)
Capital gains	—	—	(0.34)	—
Total dividends and distributions to shareholders	(2.55)	(3.03)	(2.98)	(1.27)
Net asset value, end of period	$75.98	$72.94	$76.10	$72.78

TOTAL RETURN[2]	7.85%	(0.19)%	8.81%	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,598	$7,294	$7,610	$14,555
Ratios to average net assets of:
Expenses, net of expense waivers	0.45%	0.45%	0.46%[7]	0.45%[4]
Expenses, prior to expense waivers	0.50%	0.50%	0.51%[7]	0.50%[4]
Net investment income	3.51%	3.43%	3.34%	3.18%[4]
Portfolio turnover rate[6]	36%	15%	36%	5%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Strategic Corporate Bond Fund (Note 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions. Excluding this voluntary reimbursement, total return would have been 0.54% lower.

[4]	Annualized.

[5]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

[7]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.45% and the expense ratio (prior to expense waivers) would have been 0.50%.

[8]	Includes a voluntary reimbursement from the sub-advisor of $0.26 per share for investment losses on certain foreign exchange transactions during the period.

See Notes to Financial Statements.

116	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Western Asset Unconstrained Bond Fund	For the Year Ended August 31, 2016	For the Period June 11, 2015* through August 31, 2015
Net asset value, beginning of period	$48.93	$50.02
Investment operations:
Net investment income[1]	1.76	0.41
Net realized and unrealized gain (loss)	0.64	(1.15)
Total from investment operations	2.40	(0.74)
Dividends and distributions to shareholders:
Net investment income	(1.81)	(0.35)
Return of capital	(0.01)	—
Total dividends and distributions to shareholders	(1.82)	(0.35)
Net asset value, end of period	$49.51	$48.93

TOTAL RETURN[2]	5.09%	(1.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,951	$4,893
Ratios to average net assets of:
Expenses, net of expense waivers	0.55%	0.55%[3]
Expenses, prior to expense waivers	0.60%	0.60%[3]
Net investment income	3.65%	3.65%[3]
Portfolio turnover rate[4]	33%	3%

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Period February 24, 2016* through August 31, 2016
Net asset value, beginning of period	$25.10
Investment operations:
Net investment loss[1]	(0.02)
Net realized and unrealized gain	1.97
Total from investment operations	1.95
Net asset value, end of period	$27.05

TOTAL RETURN[2]	7.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,229
Ratios to average net assets of:
Expenses, net of expense waivers	0.38%[3]
Expenses, prior to expense waivers	0.44%[3]
Net investment loss	(0.18)%[3]
Portfolio turnover rate[4]	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	117

Financial Highlights (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Real Return Fund (consolidated)	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$41.09	$47.06	$45.39	$48.68	$50.66
Investment operations:
Net investment income[1]	0.82	0.91	1.29	0.73	0.79
Net realized and unrealized gain (loss)	1.20	(5.74)	1.26	(3.25)	(2.10)
Total from investment operations	2.02	(4.83)	2.55	(2.52)	(1.31)
Dividends and distributions to shareholders:
Net investment income	(1.77)	(0.71)	(0.80)	(0.77)	(0.62)
Capital gains	—	(0.43)	(0.08)	—	(0.05)
Total dividends and distributions to shareholders	(1.77)	(1.14)	(0.88)	(0.77)	(0.67)
Net asset value, end of year	$41.34	$41.09	$47.06	$45.39	$48.68

TOTAL RETURN[2]	5.29%	(10.38)%	5.67%	(5.25)%	(2.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$4,134	$4,109	$4,706	$4,539	$4,868
Ratios to average net assets[3] of:
Expenses	0.60%	0.60%	0.61%[4]	0.60%	0.60%
Net investment income	2.05%	2.10%	2.80%	1.53%	1.65%
Portfolio turnover rate[5]	4%	8%	33%	1%	3%

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Net asset value, beginning of year	$41.17	$42.15	$41.92	$41.47	$49.90
Investment operations:
Net investment loss[1]	(0.33)	(0.40)	(0.39)	(0.37)	(0.40)
Net realized and unrealized gain (loss)	0.28	(0.58)	0.62	0.82	(7.25)
Total from investment operations	(0.05)	(0.98)	0.23	0.45	(7.65)
Distributions to shareholders:
Capital gains	—	—	—	—	(0.78)
Net asset value, end of year	$41.12	$41.17	$42.15	$41.92	$41.47

TOTAL RETURN[2]	(0.12)%	(2.33)%	0.55%	1.09%	(15.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$180,941	$214,083	$177,043	$142,531	$149,288
Ratios to average net assets of:
Expenses, net of expense waivers	0.91%	0.95%	0.96%[6]	0.95%	0.95%
Expenses, prior to expense waivers	0.92%	0.95%	0.96%[6]	0.95%	0.95%
Net investment loss	(0.80)%	(0.93)%	(0.94)%	(0.90)%	(0.91)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Managed Futures Strategy Fund (Note 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation as well.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waiver) would have been 0.95% and the expense ratio (prior to expense waivers) would have been 0.95%.

See Notes to Financial Statements.

118	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2016, the Trust offered 97 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standard Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund’’ and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Brazilian Real Strategy Fund (“Brazilian Real Strategy Fund’’ and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund’’ and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Commodity Currency Strategy Fund (“Commodity Currency Strategy Fund’’ and also referred to herein as “Currency Strategy Funds”)	September 24, 2010
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund’’ and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Indian Rupee Strategy Fund (“Indian Rupee Strategy Fund’’ and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund’’)	March 17, 2011
WisdomTree Australia & New Zealand Debt Fund (“Australia & New Zealand Debt Fund’’)	June 25, 2008
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (“U.S. Aggregate Bond Enhanced Yield Fund’’)	July 9, 2015
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (“U.S. Aggregate Bond Negative Duration Fund’’ and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (“U.S. Aggregate Bond Zero Duration Fund’’ and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Bloomberg Floating Rate Treasury Fund (“Floating Rate Treasury Fund’’)	February 4, 2014
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (“High Yield Bond Negative Duration Fund’’ and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (“High Yield Bond Zero Duration Fund’’ and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund’’)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund’’)	August 9, 2010
WisdomTree Japan Interest Rate Strategy Fund (“Japan Interest Rate Strategy Fund’’) (consolidated)	December 18, 2013
WisdomTree Strategic Corporate Bond Fund (“Strategic Corporate Bond Fund’’)	January 31, 2013
WisdomTree Western Asset Unconstrained Bond Fund (“Unconstrained Bond Fund’’)	June 11, 2015
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund’’)	February 24, 2016
WisdomTree Global Real Return Fund (“Global Real Return Fund’’) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund’’) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund (each an “Alternative Fund”) and Japan Interest Rate Strategy Fund, include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary”). For each Alternative Fund and Japan Interest Rate Strategy Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Alternative Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Japan Interest Rate Strategy Fund seeks to gain short exposure to Japanese government bonds, in whole or in part, through investments in its Subsidiary. Each Alternative Fund’s and Japan Interest Rate Strategy Fund’s investment in its Subsidiary may not exceed 25% of each respective Alternative Fund’s and Japan Interest Rate Strategy Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	119

Notes to Financial Statements (continued)

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less, to-be-announced (“TBA”) securities, and bank loans) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Indian Rupee Strategy Fund, Asia Local Debt Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, and the Strategic Corporate Bond Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the closing price on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from independent pricing service providers or quotations from broker-dealers to the extent available. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and affiliated exchange-traded funds (“ETFs” or “ETF”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the affiliated ETF has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (‘‘WTAM’’) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

120	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2016 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$233,259,171	$—
Total	$—	$233,259,171	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,736,395	—
Unrealized Depreciation on Foreign Currency Contracts	—	(283,108)	—
Total - Net	$—	$234,712,458	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	121

Notes to Financial Statements (continued)

Brazilian Real Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$18,999,011	$—
Repurchase Agreement	—	3,769,000	—
Total	$—	$22,768,011	$—
Unrealized Appreciation on Foreign Currency Contracts	—	678,578	—
Total - Net	$—	$23,446,589	$—

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$33,537,726	$—
Repurchase Agreement	—	15,200,000	—
Total	$—	$48,737,726	$—
Unrealized Appreciation on Foreign Currency Contracts	—	264,644	—
Unrealized Depreciation on Foreign Currency Contracts	—	(655,189)	—
Total - Net	$—	$48,347,181	$—

Commodity Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$3,149,767	$—
Repurchase Agreement	—	1,585,000	—
Total	$—	$4,734,767	$—
Unrealized Appreciation on Foreign Currency Contracts	—	282,809	—
Unrealized Depreciation on Foreign Currency Contracts	—	(31,068)	—
Total - Net	$—	$4,986,508	$—

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$27,480,763	$—
Repurchase Agreement	—	13,800,000	—
Total	$—	$41,280,763	$—
Unrealized Appreciation on Foreign Currency Contracts	—	512,790	—
Unrealized Depreciation on Foreign Currency Contracts	—	(163,482)	—
Total - Net	$—	$41,630,071	$—

Indian Rupee Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$7,252,463	$—
Repurchase Agreement	—	3,378,000	—
Total	$—	$10,630,463	$—
Unrealized Appreciation on Foreign Currency Contracts	—	65,729	—
Total - Net	$—	$10,696,192	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$3,593,921	$—
Foreign Government Obligations	—	15,631,326	—
Supranational Bonds	—	3,527,278	—
Repurchase Agreement	—	2,000,000	—
Investment of Cash Collateral for Securities Loaned	—	753,900	—
Total	$—	$25,506,425	$—
Unrealized Appreciation on Foreign Currency Contracts	—	56,904	—
Unrealized Depreciation on Foreign Currency Contracts	—	(880)	—
Total - Net	$—	$25,562,449	$—

122	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Australia & New Zealand Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$60,741,319	$—
Foreign Government Obligations	—	51,291,897	—
Supranational Bonds	—	42,288,854	—
Total	$—	$154,322,070	$—
Unrealized Depreciation on Foreign Currency Contracts	—	(2,754)	—
Total - Net	$—	$154,319,316	$—

U.S. Aggregate Bond Enhanced Yield Fund	Level 1	Level 2	Level 3
Investments in Long Securities:
U.S. Government Agencies	$—	$26,894,141	$—
U.S. Government Obligations	—	17,862,336	—
Corporate Bonds	—	45,767,618	—
Foreign Corporate Bonds	—	6,840,760	—
Foreign Government Agencies	—	227,224	—
Foreign Government Obligations	—	2,675,780	—
Commercial Mortgage-Backed Securities	—	7,180,525	—
Municipal Bonds	—	1,092,044	—
Asset-Backed Securities	—	389,965	—
Investment of Cash Collateral for Securities Loaned	—	565,415	—
Total	$—	$109,495,808	$—
Securities Sold Short:
U.S. Government Agencies	—	(560,719)	—
Total - Net	$—	$108,935,089	$—

U.S. Aggregate Bond Negative Duration Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$3,647,704	$—
U.S. Government Obligations	—	3,764,627	—
Corporate Bonds	—	3,136,316	—
Foreign Corporate Bonds	—	378,112	—
Foreign Government Agencies	—	133,609	—
Foreign Government Obligations	—	206,253	—
Supranational Bond	—	205,690	—
Commercial Mortgage-Backed Securities	—	585,241	—
Municipal Bond	—	154,506	—
Total	$—	$12,212,058	$—
Unrealized Appreciation on Futures Contracts	15,243	—	—
Total - Net	$15,243	$12,212,058	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	123

Notes to Financial Statements (continued)

U.S. Aggregate Bond Zero Duration Fund	Level 1	Level 2	Level 3
Investments in Long Securities:
U.S. Government Agencies	$—	$7,645,811	$—
U.S. Government Obligations	—	7,062,796	—
Corporate Bonds	—	6,314,261	—
Foreign Corporate Bonds	—	683,538	—
Foreign Government Obligations	—	326,760	—
Supranational Bond	—	532,571	—
Commercial Mortgage-Backed Securities	—	1,078,093	—
Municipal Bond	—	243,957	—
Total	$—	$23,887,787	$—
Unrealized Appreciation on Futures Contracts	16,306	—	—
Unrealized Depreciation on Futures Contracts	(4,688)	—	—
Securities Sold Short:
U.S. Government Agencies	—	(318,445)	—
Total - Net	$11,618	$23,569,342	$—

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,247,817	$—

High Yield Bond Negative Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$8,417,751	$—
Foreign Corporate Bonds	—	824,660	—
Investment of Cash Collateral for Securities Loaned	—	938,153	—
Total	$—	$10,180,564	$—
Unrealized Appreciation on Futures Contracts	7,705	—	—
Total - Net	$7,705	$10,180,564	$—

High Yield Bond Zero Duration Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$11,713,792	$—
Foreign Corporate Bonds	—	1,830,011	—
Investment of Cash Collateral for Securities Loaned	—	1,472,463	—
Total	$—	$15,016,266	$—
Unrealized Appreciation on Futures Contracts	4,813	—	—
Total - Net	$4,813	$15,016,266	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$51,605,555	$—
Foreign Government Agencies	—	2,696,958	—
Foreign Government Obligations	—	1,908,709	—
Investment of Cash Collateral for Securities Loaned	—	1,718,863	—
Total	$—	$57,930,085	$—

124	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$8,944,513	$—
Foreign Government Obligations	—	289,912,509	—
Supranational Bonds	—	13,928,077	—
Repurchase Agreement	—	10,000,000	—
Total	$—	$322,785,099	$—
Unrealized Appreciation on Foreign Currency Contracts	—	135,475	—
Unrealized Depreciation on Foreign Currency Contracts	—	(5,505)	—
Total - Net	$—	$322,915,069	$—

Japan Interest Rate Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$5,148,782	$—
Total	$—	$5,148,782	$—
Unrealized Appreciation on Foreign Currency Contracts	—	13,718	—
Unrealized Depreciation on Foreign Currency Contracts	—	(268)	—
Unrealized Appreciation on Futures Contracts	23,493	—	—
Total - Net	$23,493	$5,162,232	$—

Strategic Corporate Bond Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$4,229,218	$—
Foreign Corporate Bonds	—	2,931,036	—
Foreign Government Obligations	—	167,625	—
Investment of Cash Collateral for Securities Loaned	—	315,043	—
Total	$—	$7,642,922	$—
Unrealized Appreciation on Foreign Currency Contracts	—	2,941	—
Total - Net	$—	$7,645,863	$—

Unconstrained Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$759,121	$—
Corporate Bonds	—	1,475,697	—
Foreign Corporate Bonds	—	658,552	—
Foreign Government Obligations	—	606,465	—
Commercial Mortgage-Backed Securities	—	348,264	—
Bank Loans	—	155,025	—
Investment of Cash Collateral for Securities Loaned	—	9,000	—
Total	$—	$4,012,124	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,817	—
Unrealized Depreciation on Foreign Currency Contracts	—	(450)	—
Unrealized Appreciation on Futures Contracts	2,010	—	—
Total - Net	$2,010	$4,013,491	$—

CBOE S&P 500 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$11,993,388	$—
Total	$—	$11,993,388	$—
Written Options	(168,750)	—	—
Total - Net	$(168,750)	$11,993,388	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	125

Notes to Financial Statements (continued)

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,337,751	$—
Corporate Bonds	—	146,187	—
Foreign Corporate Bonds	—	208,274	—
Foreign Government Obligations	—	1,202,343	—
Exchange-Traded Funds	318,686	—	—
Investment of Cash Collateral for Securities Loaned	—	104,322	—
Total	$318,686	$2,998,877	$—
Unrealized Appreciation on Foreign Currency Contracts	—	2,260	—
Unrealized Depreciation on Foreign Currency Contracts	—	(6,283)	—
Unrealized Depreciation on Futures Contracts	(16,741)	—	—
Total - Net	$301,945	$2,994,854	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$159,934,207	$—
Total	$—	$159,934,207	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,575,047	—
Unrealized Depreciation on Foreign Currency Contracts	—	(71,274)	—
Unrealized Appreciation on Futures Contracts	928,833	—	—
Unrealized Depreciation on Futures Contracts	(3,283,287)	—	—
Total - Net	$(2,354,454)	$161,437,980	$—

There were no Level 3 securities at or during the fiscal year or period ended August 31, 2016.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

There were no transfers into or out of any fair value measurement levels during the fiscal year or period ended August 31, 2016.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, futures contracts and options contracts during the fiscal year or period ended August 31, 2016 which are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2016 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on pages 135 and 136. During the fiscal year or period ended August 31, 2016, no event occurred that triggered a credit-risk-related contingent feature.

126	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

As of August 31, 2016, collateral for derivative instruments was as follows:

	Value of Collateral Posted			Value of Collateral Received
Fund	Cash	Securities†	Total	Cash	Securities		Total
U.S. Dollar Bullish Fund	$740,000	$—	$740,000	$—	$—		$—
Chinese Yuan Strategy Fund	230,000	—	230,000	—	—		—
Emerging Currency Strategy Fund	—	—	—	—	556,985	*	556,985
U.S. Aggregate Bond Negative Duration Fund	381,666	—	381,666	—	—		—
U.S. Aggregate Bond Zero Duration Fund	219,259	—	219,259	—	—		—
High Yield Bond Negative Duration Fund	164,000	—	164,000	—	—		—
High Yield Bond Zero Duration Fund	70,401	—	70,401	—	—		—
Japan Interest Rate Strategy Fund (consolidated)	84,709	46,990	131,699	—	—		—
Unconstrained Bond Fund	35,003	—	35,003	—	—		—
CBOE S&P 500 PutWrite Strategy Fund	1,500,000	—	1,500,000	—	—		—
Global Real Return Fund (consolidated)	19,523	—	19,523	—	—		—
Managed Futures Strategy Fund (consolidated)	—	6,254,537	6,254,537	—	—		—
†	Securities collateral posted is reflected on the Schedules of Investments.

*	The securities collateral received is comprised entirely of U.S. Treasury securities.

As of August 31, 2016, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$1,736,395	Unrealized depreciation on foreign currency contracts	$283,108
Brazilian Real Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	678,578	Unrealized depreciation on foreign currency contracts	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	264,644	Unrealized depreciation on foreign currency contracts	655,189
Commodity Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	282,809	Unrealized depreciation on foreign currency contracts	31,068
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	512,790	Unrealized depreciation on foreign currency contracts	163,482
Indian Rupee Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	65,729	Unrealized depreciation on foreign currency contracts	—
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	56,904	Unrealized depreciation on foreign currency contracts	880
Australia & New Zealand Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	2,754
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	15,243	Unrealized depreciation on futures contracts*	—
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	16,306	Unrealized depreciation on futures contracts*	4,688
High Yield Bond Negative Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	7,705	Unrealized depreciation on futures contracts*	—
High Yield Bond Zero Duration Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	4,813	Unrealized depreciation on futures contracts*	—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	127

Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$135,475	Unrealized depreciation on foreign currency contracts	$5,505
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	13,718	Unrealized depreciation on foreign currency contracts	268
Interest rate contracts	Unrealized appreciation on futures contracts*	23,493	Unrealized depreciation on futures contracts*	—
Strategic Corporate Bond Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	2,941	Unrealized depreciation on foreign currency contracts	—
Unconstrained Bond Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,817	Unrealized depreciation on foreign currency contracts	450
Interest rate contracts	Unrealized appreciation on futures contracts*	2,010	Unrealized depreciation on futures contracts*	—
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts			Written options, at value	168,750
Global Real Return Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	2,260	Unrealized depreciation on foreign currency contracts	6,283
Commodity contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	16,741
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,575,047	Unrealized depreciation on foreign currency contracts	71,274
	Unrealized appreciation on futures contracts*	13,463	Unrealized depreciation on futures contracts*	35,137
Commodity contracts	Unrealized appreciation on futures contracts*	915,370	Unrealized depreciation on futures contracts*	2,991,009
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	257,141
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 132 for additional information regarding balance sheet location of balances associated with futures contracts.

128	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

For the fiscal year or period ended August 31, 2016, the effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$(12,894,542)	$3,123,286
Brazilian Real Strategy Fund
Foreign exchange contracts	2,069,033	2,470,533
Chinese Yuan Strategy Fund
Foreign exchange contracts	(4,009,068)	3,410,144
Commodity Currency Strategy Fund
Foreign exchange contracts	(535,693)	902,760
Emerging Currency Strategy Fund
Foreign exchange contracts	(736,349)	3,115,738
Indian Rupee Strategy Fund
Foreign exchange contracts	50,631	463,753
Asia Local Debt Fund
Foreign exchange contracts	2,990	158,248
Australia & New Zealand Debt Fund
Foreign exchange contracts	517,547	(2,754)
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	(1,004,676)	(92,336)
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	(799,181)	(80,727)
High Yield Bond Negative Duration Fund
Interest rate contracts	(718,094)	(59,811)
High Yield Bond Zero Duration Fund
Interest rate contracts	(79,142)	(22,137)
Emerging Markets Local Debt Fund
Foreign exchange contracts	(1,156,996)	1,179,460
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	(260,555)	46,595
Interest rate contracts	(212,306)	62,277
Strategic Corporate Bond Fund
Foreign exchange contracts	5,700	15,499
Unconstrained Bond Fund
Foreign exchange contracts	2,171	3,799
Interest rate contracts	(127,767)	(29,882)
CBOE S&P 500 PutWrite Strategy Fund[3]
Equity contracts	550,386	(5,700)
Global Real Return Fund (consolidated)
Foreign exchange contracts	91,474	(54,772)
Commodity contracts	(2,330)	(28,631)
Interest rate contracts	17,156	—
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	(2,057,728)	2,181,709
Commodity contracts	5,904,493	(4,623,102)
Interest rate contracts	660,530	(259,454)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from written options
Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts
Interest rate contracts	Net realized gain (loss) from investment transactions*, futures contracts and written options
*	Includes the net realized gain (loss) on purchased options.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	129

Notes to Financial Statements (continued)

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity contracts	Net change in unrealized appreciation (depreciation) from written options
Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies
Commodity contracts	Net change in unrealized appreciation (depreciation) from futures contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from investment transactions**, futures contracts and written options
**	Includes the net change in unrealized appreciation (depreciation) on purchased options.

[3]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

During the fiscal year or period ended August 31, 2016, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional				Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$293,390,951	$554,001,395	$—	$—	$—	$—
Brazilian Real Strategy Fund
Foreign exchange contracts	24,154,885	6,398,953	—	—	—	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	67,786,661	14,614,298	—	—	—	—
Commodity Currency Strategy Fund
Foreign exchange contracts	7,783,173	2,589,216	—	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	70,513,374	24,881,641	—	—	—	—
Indian Rupee Strategy Fund
Foreign exchange contracts	15,859,192	4,840,010	—	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	2,454,745	348,518	—	—	—	—
Australia & New Zealand Debt Fund
Foreign exchange contracts	23,282	824,062	—	—	—	—
U.S. Aggregate Bond Negative Duration Fund
Interest rate contracts	—	—	—	15,383,283	—	—
U.S. Aggregate Bond Zero Duration Fund
Interest rate contracts	—	—	—	21,538,548	—	—
High Yield Bond Negative Duration Fund
Interest rate contracts	—	—	—	10,181,246	—	—
High Yield Bond Zero Duration Fund
Interest rate contracts	—	—	—	11,490,232	—	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	16,005,713	5,777,896	—	—	—	—
Japan Interest Rate Strategy Fund (consolidated)
Foreign exchange contracts	1,505,658	2,881,131	—	—	—	—
Interest rate contracts	—	—	—	4,574,179	—	—
Strategic Corporate Bond Fund
Foreign exchange contracts	4,107	564,001	—	—	—	—
Unconstrained Bond Fund
Foreign exchange contracts	161,942	160,274	—	—	—	—
Interest rate contracts	—	—	—	1,544,221	97	105
CBOE S&P 500 PutWrite Strategy Fund[1]
Equity contracts	—	—	—	—	—	74,776
Global Real Return Fund (consolidated)
Commodity contracts	—	—	210,268	—	—	—
Foreign exchange contracts	163,451	1,198,139	—	—	—	—
Interest rate contracts	—	—	—	67,091	—	—

130	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Average Notional				Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
Managed Futures Strategy Fund (consolidated)
Commodity contracts	$—	$—	$32,021,744	$53,401,294	$—	$—
Foreign exchange contracts	42,445,900	23,625,634	22,468,429	26,485,354	—	—
Interest rate contracts	—	—	25,523,760	5,396,808	—	—
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums, net of any foreign taxes withheld and discounts is accrued daily. Dividend income is recognized on the ex-dividend date.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	131

Notes to Financial Statements (continued)

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized forward foreign currency contracts (“Forward Contract”) to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment objective. The U.S. Dollar Bullish Fund utilized Forward Contracts to obtain net short exposure to foreign currencies consistent with its investment objective. The Japan Interest Rate Strategy Fund utilized Forward Contracts to obtain net short exposure to the Japanese Yen consistent with its investment objective. The Global Real Return Fund utilized Forward Contracts as hedges to offset some of its currency risk from positions in international bonds and international equities. The Managed Futures Strategy Fund utilized Forward Contracts to obtain net long exposure to the Japanese Yen consistent with its investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

Futures Contracts — The Duration Funds and the Unconstrained Bond Fund utilized futures contracts to obtain short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Japan Interest Rate Strategy Fund utilized futures contracts to obtain short exposure to Japan government bonds to hedge against a rise in interest rates. The Global Real Return Fund utilized futures contracts to obtain long exposure to commodities to hedge inflation risk. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities and interest rates consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The prior variation margins on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Cash”, “Deposits at broker for futures contracts”, and/or “Foreign currency deposits at broker for futures contracts”. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of

132	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The Unconstrained Bond Fund and the CBOE S&P 500 PutWrite Strategy Fund (the “Funds”) may purchase or write put or call options. The CBOE S&P 500 PutWrite Strategy Fund utilized option contracts by writing put options on the S&P 500 Index consistent with its investment objective. The Unconstrained Bond Fund utilized purchased options and written options on U.S. Treasury futures contracts to manage interest rate risk. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The Funds may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an asset on the Statements of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability on the Statements of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Funds. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss to the Funds.

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 — Guarantees. The Fund’s maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2016, the CBOE S&P PutWrite Strategy Fund’s maximum payout for written put options was $16,350,000. At August 31, 2016, the Unconstrained Bond Fund did not have any open written put options. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered. At August 31, 2016, the Funds did not have any open written call options.

The Funds’ risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the Funds’ use of options contracts may include the following: (1) the success of a strategy may depend on the Fund adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Funds intend to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	133

Notes to Financial Statements (continued)

For the fiscal year or period ended August 31, 2016, transactions for written options were as follows:

	Unconstrained Bond Fund		CBOE S&P 500 PutWrite Strategy Fund
	Amount of Premiums	Contracts	Amount of Premiums	Contracts
Balance at August 31, 2015[1]	$797	3	$—	—
Options written	1,453	3	843,090	324
Options closed	(2,156)	(4)	(680,040)	(249)
Options expired	(94)	(2)	—	—
Options exercised	—	—	—	—
Balance at August 31, 2016	$—	—	$163,050	75
[1]	CBOE S&P 500 PutWrite Strategy Fund commenced operations on February 24, 2016.

Bank Loans — The Unconstrained Bond Fund (the “Fund”) may invest in bank loans (including senior loans). Bank loans are typically arranged through private negotiations in connection with recapitalizations, acquisitions, and refinancings. Bank loans between a company or a non-U.S. government and one or more financial institutions (lenders) may include institutionally traded floating and fixed rate debt obligations. Bank loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans are subject to the credit risk of the underlying borrower and the risk of default in the payment of interest or principal on a loan. These loans typically involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Such loans may be vulnerable to adverse changes in economic or market conditions. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. If, however, bank loans are uncollateralized and/or subordinate to more senior creditors then the bank loans will be subject to a greater risk of nonpayment.

The Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the bank loan interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the bank loan interest.

In addition, loans are generally subject to liquidity risk. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Other risks associated with investing in bank loans include prepayment risk, extension risk, restrictions on resale, and the lack of publicly available information.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to

134	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures and options contracts are all exchange traded and are not subject to master netting arrangements. Therefore all futures and options contracts are excluded from the master netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2016, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$1,736,395	$(201,389)	$—	$1,535,006	$283,108	$(201,389)	$—	$81,719
Brazilian Real Strategy Fund
Repurchase Agreements	3,769,000	—	(3,769,000)[1]	—	—	—	—	—
Foreign Currency Contracts	678,578	—	—	678,578	—	—	—	—
Chinese Yuan Strategy Fund
Repurchase Agreements	15,200,000	—	(15,200,000)[1]	—	—	—	—	—
Foreign Currency Contracts	264,644	(39,164)	—	225,480	655,189	(39,164)	(76,150)[1]	539,875

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	135

Notes to Financial Statements (continued)

	Assets				Liabilities
	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
Commodity Currency Strategy Fund
Repurchase Agreements	$1,585,000	$—	$(1,585,000)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	282,809	(23,294)	—	259,515	31,068	(23,294)	—	7,774
Emerging Currency Strategy Fund
Repurchase Agreements	13,800,000	—	(13,800,000)[1]	—	—	—	—	—
Foreign Currency Contracts	512,790	(76,090)	(260,545)[1]	176,155	163,482	(76,090)	—	87,392
Indian Rupee Strategy Fund
Repurchase Agreements	3,378,000	—	(3,378,000)[1]	—	—	—	—	—
Foreign Currency Contracts	65,729	—	—	65,729	—	—	—	—
Asia Local Debt Fund
Securities Lending	736,981	—	(736,981)[1]	—	—	—	—	—
Repurchase Agreements	2,000,000	—	(2,000,000)[1]	—	—	—	—	—
Foreign Currency Contracts	56,904	—	—	56,904	880	—	—	880
Australia & New Zealand Debt Fund
Foreign Currency Contracts	—	—	—	—	2,754	—	—	2,754
U.S. Aggregate Bond Enhanced Yield Fund
Securities Lending	547,977	—	(547,977)[1]	—	—	—	—	—
High Yield Bond Negative Duration Fund
Securities Lending	904,383	—	(904,383)[1]	—	—	—	—	—
High Yield Bond Zero Duration Fund
Securities Lending	1,423,506	—	(1,423,506)[1]	—	—	—	—	—
Emerging Markets Corporate Bond Fund
Securities Lending	1,662,238	—	(1,662,238)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	10,000,000	—	(10,000,000)[1]	—	—	—	—	—
Foreign Currency Contracts	135,475	(3,365)	—	132,110	5,505	(3,365)	—	2,140
Japan Interest Rate Strategy Fund (consolidated)
Foreign Currency Contracts	13,718	—	—	13,718	268	—	—	268
Strategic Corporate Bond Fund
Securities Lending	307,004	—	(307,004)[1]	—	—	—	—	—
Foreign Currency Contracts	2,941	—	—	2,941	—	—	—	—
Unconstrained Bond Fund
Securities Lending	83,209	—	(83,209)[1]	—	—	—	—	—
Foreign Currency Contracts	1,817	(450)	—	1,367	450	(450)	—	—
Global Real Return Fund (consolidated)
Securities Lending	101,846	—	(101,846)[1]	—	—	—	—	—
Foreign Currency Contracts	2,260	(2,260)	—	—	6,283	(2,260)	—	4,023
Managed Futures Strategy Fund (consolidated)
Foreign Currency Contracts	1,575,047	(12,639)	—	1,562,408	71,274	(12,639)	—	58,635
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To-be-announced Transactions — U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage

136	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the U.S. Aggregate Bond Enhanced Yield Fund, U.S. Aggregate Bond Negative Duration Fund and U.S. Aggregate Bond Zero Duration Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (‘‘MCM’’) to provide sub-advisory services to the Funds, except for Brazilian Real Strategy Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund, Unconstrained Bond Fund, Japan Interest Rate Strategy Fund and Global Real Return Fund which are sub-advised by Western Asset Management Company and certain affiliates (‘‘WAMCO’’). MCM and WAMCO are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Brazilian Real Strategy Fund	0.45%

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	137

Notes to Financial Statements (continued)

Fund	Advisory Fee Rate
Chinese Yuan Strategy Fund	0.45%
Commodity Currency Strategy Fund	0.55%
Emerging Currency Strategy Fund	0.55%
Indian Rupee Strategy Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45%[1]
U.S. Aggregate Bond Enhanced Yield Fund	0.20%*
U.S. Aggregate Bond Negative Duration Fund	0.28%
U.S. Aggregate Bond Zero Duration Fund	0.23%
Floating Rate Treasury Fund	0.20%*
High Yield Bond Negative Duration Fund	0.48%
High Yield Bond Zero Duration Fund	0.43%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Japan Interest Rate Strategy Fund (consolidated)	0.50%
Strategic Corporate Bond Fund	0.50%*
Unconstrained Bond Fund	0.60%*
CBOE S&P 500 PutWrite Strategy Fund	0.44%*
Global Real Return Fund (consolidated)	0.60%
Managed Futures Strategy Fund (consolidated)	0.75%[2]
*	WTAM has contractually agreed to limit the advisory fee to 0.12%, 0.15%, 0.45%, 0.55% and 0.38% per annum based on the average daily net assets for U.S. Aggregate Bond Enhanced Yield Fund, Floating Rate Treasury Fund, Strategic Corporate Bond Fund, Unconstrained Bond Fund and CBOE S&P 500 PutWrite Strategy Fund, respectively, through December 31, 2016, unless earlier terminated by the Board of Trustees of the Trust for any reason.
[1]	Effective November 10, 2015, WTAM has voluntarily agreed to waive 0.15% of its management fee. This voluntary waiver may be reduced or discontinued at any time without notice.
[2]

From September 1, 2015 through June 29, 2016 the advisory fee rate was 0.95% and 0.75% thereafter. WTAM has contractually agreed to limit the advisory fee to 0.65% effective June 30, 2016 through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations.

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended August 31, 2016 are as follows:

Fund	Value at 8/31/2015	Purchases/ Additions	Sales/ Reductions	Value at 8/31/2016	Dividend Income
Global Real Return Fund (consolidated)
WisdomTree Emerging Markets High Dividend Fund	$18,225	$—	$—	$18,825	$783
WisdomTree Global Natural Resources Fund	100,050	—	—	98,850	3,053
WisdomTree High Dividend Fund	188,794	—	21,734	201,011	7,112
Total	$307,069	$—	$21,734	$318,686	$10,948

During the fiscal year ended August 31, 2016, the U.S. Dollar Bullish Fund received a voluntary reimbursement of $80,068 from MCM for investment losses on certain foreign exchange transactions and the Japan Interest Rate Strategy Fund (consolidated) received a voluntary reimbursement of $26,020 from WAMCO for investment losses on certain foreign exchange transactions.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2016, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

138	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2016 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—	$—	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—	—	—	—
Chinese Yuan Strategy Fund	—	—	—	—	—	—
Commodity Currency Strategy Fund	—	—	—	—	—	—
Emerging Currency Strategy Fund	—	—	—	—	—	—
Indian Rupee Strategy Fund	—	—	—	—	—	—
Asia Local Debt Fund	7,412,318	19,350,352	—	—	—	2,681,222
Australia & New Zealand Debt Fund	110,660,403	70,257,267	—	—	—	3,027,380
U.S. Aggregate Bond Enhanced Yield Fund	30,349,521	12,466,366	90,016,681	64,152,353	55,615,795	—
U.S. Aggregate Bond Negative Duration Fund	1,497,556	3,419,748	29,447,604	32,451,498	—	—
U.S. Aggregate Bond Zero Duration Fund	1,256,881	2,434,984	54,503,756	58,018,992	—	—
Floating Rate Treasury Fund	—	—	1,961,548	1,963,240	—	—
High Yield Bond Negative Duration Fund	5,829,971	4,221,958	—	—	—	3,743,419
High Yield Bond Zero Duration Fund	6,289,923	5,816,083	—	—	—	6,437,797
Emerging Markets Corporate Bond Fund	19,414,393	12,498,206	—	—	—	26,995,743
Emerging Markets Local Debt Fund	178,043,470	222,732,864	—	—	63,913,500	164,551,577
Japan Interest Rate Strategy Fund (consolidated)	—	—	—	—	—	—
Strategic Corporate Bond Fund	2,483,840	2,256,688	220,036	278,378	—	—
Unconstrained Bond Fund	729,775	1,205,321	641,899	799,741	—	—
CBOE S&P 500 PutWrite Strategy Fund[1]	—	—	—	—	—	—
Global Real Return Fund (consolidated)	74,475	78,706	49,938	102,439	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—	—
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

6. FEDERAL INCOME TAXES

At August 31, 2016, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$233,255,144	$4,027	$—	$4,027
Brazilian Real Strategy Fund	22,767,539	472	—	472
Chinese Yuan Strategy Fund	48,737,048	678	—	678
Commodity Currency Strategy Fund	4,734,697	70	—	70
Emerging Currency Strategy Fund	41,280,266	497	—	497
Indian Rupee Strategy Fund	10,630,303	160	—	160
Asia Local Debt Fund	27,246,008	334,527	(2,074,110)	(1,739,583)
Australia & New Zealand Debt Fund	149,046,943	6,923,203	(1,648,076)	5,275,127
U.S. Aggregate Bond Enhanced Yield Fund	105,677,403	3,868,538	(50,133)	3,818,405

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	139

Notes to Financial Statements (continued)

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Aggregate Bond Negative Duration Fund	$11,751,312	$468,631	$(7,885)	$460,746
U.S. Aggregate Bond Zero Duration Fund	23,137,151	778,653	(28,017)	750,636
Floating Rate Treasury Fund	1,246,280	1,537	—	1,537
High Yield Bond Negative Duration Fund	10,118,206	285,491	(223,133)	62,358
High Yield Bond Zero Duration Fund	14,846,679	415,691	(246,104)	169,587
Emerging Markets Corporate Bond Fund	57,250,902	2,888,032	(2,208,849)	679,183
Emerging Markets Local Debt Fund	364,482,470	6,065,904	(47,763,275)	(41,697,371)
Japan Interest Rate Strategy Fund (consolidated)	5,698,772	28	(351,460)	(351,432)
Strategic Corporate Bond Fund	7,399,990	362,741	(119,809)	242,932
Unconstrained Bond Fund	3,829,480	231,602	(48,958)	182,644
CBOE S&P 500 PutWrite Strategy Fund	11,992,512	876	—	876
Global Real Return Fund (consolidated)	4,562,351	92,104	(984,059)	(891,955)
Managed Futures Strategy Fund (consolidated)	215,019,943	2,708	(53,307,244)	(53,304,536)

At August 31, 2016, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Losses)
U.S. Dollar Bullish Fund	$—	$(10,155,999)	$4,027	$—	$(10,151,972)
Brazilian Real Strategy Fund	—	(99,916,064)	472	—	(99,915,592)
Chinese Yuan Strategy Fund	—	(2,636,665)	678	(1)	(2,635,988)
Commodity Currency Strategy Fund	—	(8,296,265)	68	1	(8,296,196)
Emerging Currency Strategy Fund	—	(48,625,186)	497	31,996	(48,592,693)
Indian Rupee Strategy Fund	—	(2,231,529)	160	—	(2,231,369)
Asia Local Debt Fund	—	(8,661,841)	(1,739,583)	28,334	(10,373,090)
Australia & New Zealand Debt Fund	—	(2,684,613)	5,275,127	10,014	2,600,528
U.S. Aggregate Bond Enhanced Yield Fund	435,306	961	3,818,405	(4,625)	4,250,047
U.S. Aggregate Bond Negative Duration Fund	1,586	(3,498,581)	460,746	—	(3,036,249)
U.S. Aggregate Bond Zero Duration Fund	6,792	(3,349,189)	750,636	22	(2,591,739)
Floating Rate Treasury Fund	344	(202)	1,537	—	1,679
High Yield Bond Negative Duration Fund	2,435	(2,299,363)	62,358	—	(2,234,570)
High Yield Bond Zero Duration Fund	6,846	(1,350,505)	169,587	—	(1,174,072)
Emerging Markets Corporate Bond Fund	9,797	(8,980,962)	679,183	—	(8,291,982)
Emerging Markets Local Debt Fund	—	(20,742,874)	(41,697,371)	(120,626)	(62,560,871)
Japan Interest Rate Strategy Fund (consolidated)	—	(229,386)	(351,432)	—	(580,818)
Strategic Corporate Bond Fund	2,771	(170,317)	242,932	(205)	75,181
Unconstrained Bond Fund	—	(229,122)	182,644	(910)	(47,388)
CBOE S&P 500 PutWrite Strategy Fund	207,150	321,421	876	—	529,447
Global Real Return Fund (consolidated)	84,477	(117,138)	(891,955)	(1,169)	(925,785)
Managed Futures Strategy Fund (consolidated)	—	(1,991,645)	(53,304,536)	—	(55,296,181)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2016 and August 31, 2015, was as follows:

	Year or Period Ended August 31, 2016			Year or Periods Ended August 31, 2015
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$5,234,624	$10,539,736	$—	$1,455,790	$2,727,144	$—
Brazilian Real Strategy Fund	—	—	—	—	—	—
Chinese Yuan Strategy Fund	—	—	—	10,098	516,780	—
Commodity Currency Strategy Fund	—	—	—	—	—	—

140	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Year or Period Ended August 31, 2016			Year or Periods Ended August 31, 2015
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Gains	Distributions Paid from Return of Capital
Emerging Currency Strategy Fund	$—	$—	$—	$—		$—	$—
Indian Rupee Strategy Fund	—	—	—	—		—	—
Asia Local Debt Fund	297,000	—	396,500	3,483,000		—	—
Australia & New Zealand Debt Fund	2,012,444	—	806,556	1,532,617		—	70,883
U.S. Aggregate Bond Enhanced Yield Fund	1,443,500	—	—	12,000	[1]	—	—
U.S. Aggregate Bond Negative Duration Fund	265,500	—	—	425,856		—	—
U.S. Aggregate Bond Zero Duration Fund	448,000	—	—	949,953		—	5,036
Floating Rate Treasury Fund	1,550	—	—	—		—	—
High Yield Bond Negative Duration Fund	499,500	—	—	344,268		—	—
High Yield Bond Zero Duration Fund	676,500	—	—	663,390		—	—
Emerging Markets Corporate Bond Fund	2,725,500	—	—	4,872,978		—	41,522
Emerging Markets Local Debt Fund	7,711,000	—	12,542,500	29,050,502		—	1,723,498
Japan Interest Rate Strategy Fund (consolidated)	29,375	66,999	—	28,262		72,249	—
Strategic Corporate Bond Fund	254,500	—	—	303,416		—	—
Unconstrained Bond Fund	180,515	—	1,486	34,501	[2]	—	—
CBOE S&P 500 PutWrite Strategy Fund[3]	—	—	—	—		—	—
Global Real Return Fund (consolidated)	177,301	—	—	83,027		31,474	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—		—	—
*	Includes short-term capital gains if any.
[1]	For the period July 9, 2015 (commencement of operations) through August 31, 2015.
[2]	For the period June 11, 2015 (commencement of operations) through August 31, 2015.
[3]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

At August 31, 2016, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post- Effective No Expiration	Long-Term Post- Effective No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$400,628	$637,832	$1,038,460
Brazilian Real Strategy Fund	39,947,704	59,942,251	99,889,955
Chinese Yuan Strategy Fund	155,153	231,973	387,126
Commodity Currency Strategy Fund	3,674,490	4,610,913	8,285,403
Emerging Currency Strategy Fund	31,193,586	17,332,286	48,525,872
Indian Rupee Strategy Fund	2,193,816	21,331	2,215,147
Asia Local Debt Fund	4,929,814	3,688,842	8,618,656
Australia & New Zealand Debt Fund	679,314	1,889,707	2,569,021
U.S. Aggregate Bond Enhanced Yield Fund	—	—	—
U.S. Aggregate Bond Negative Duration Fund	887,940	1,523,506	2,411,446
U.S. Aggregate Bond Zero Duration Fund	755,055	1,612,981	2,368,036
Floating Rate Treasury Fund	197	—	197
High Yield Bond Negative Duration Fund	588,082	672,058	1,260,140
High Yield Bond Zero Duration Fund	641,305	254,499	895,804
Emerging Markets Corporate Bond Fund	1,025,355	4,502,130	5,527,485
Emerging Markets Local Debt Fund	10,574,575	7,805,102	18,379,677
Japan Interest Rate Strategy Fund (consolidated)	1,999	2,998	4,997
Strategic Corporate Bond Fund	107,478	11,963	119,441
Unconstrained Bond Fund	42,919	23,949	66,868
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Global Real Return Fund (consolidated)	18,304	—	18,304
Managed Futures Strategy Fund (consolidated)	801,892	1,189,753	1,991,645

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	141

Notes to Financial Statements (continued)

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2016, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post- October Capital Losses	Long-Term Post- October Capital Losses
U.S. Dollar Bullish Fund	$484,486	$3,408,131	$5,224,922
Brazilian Real Strategy Fund	26,109	—	—
Chinese Yuan Strategy Fund	365,823	754,865	1,128,851
Commodity Currency Strategy Fund	10,862	—	—
Emerging Currency Strategy Fund	97,691	1,623	—
Indian Rupee Strategy Fund	16,382	—	—
Asia Local Debt Fund	—	(75,807)	118,992
Australia & New Zealand Debt Fund	—	—	3,866
U.S. Aggregate Bond Enhanced Yield Fund	—	—	—
U.S. Aggregate Bond Negative Duration Fund	—	339,713	549,008
U.S. Aggregate Bond Zero Duration Fund	—	224,857	466,594
Floating Rate Treasury Fund	—	—	5
High Yield Bond Negative Duration Fund	—	518,406	520,817
High Yield Bond Zero Duration Fund	—	187,172	267,529
Emerging Markets Corporate Bond Fund	—	5,183	3,448,294
Emerging Markets Local Debt Fund	—	(53,945)	2,096,830
Japan Interest Rate Strategy Fund (consolidated)	550	89,534	134,305
Strategic Corporate Bond Fund	—	18,195	32,681
Unconstrained Bond Fund	—	27,242	78,441
CBOE S&P 500 PutWrite Strategy Fund[1]	—	—	—
Global Real Return Fund (consolidated)	—	10,673	88,161
Managed Futures Strategy Fund (consolidated)	—	—	—
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

During the fiscal year or period ended August 31, 2016, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	—
Chinese Yuan Strategy Fund	—
Commodity Currency Strategy Fund	—
Emerging Currency Strategy Fund	—
Indian Rupee Strategy Fund	64,454
Asia Local Debt Fund	—
Australia & New Zealand Debt Fund	601,300
U.S. Aggregate Bond Enhanced Yield Fund	2,507
U.S. Aggregate Bond Negative Duration Fund	—
U.S. Aggregate Bond Zero Duration Fund	—
Floating Rate Treasury Fund	58
High Yield Bond Negative Duration Fund	—
High Yield Bond Zero Duration Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Japan Interest Rate Strategy Fund (consolidated)	—

142	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
Strategic Corporate Bond Fund	$—
Unconstrained Bond Fund	—
CBOE S&P 500 PutWrite Strategy Fund[1]	—
Global Real Return Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	526,402
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

At August 31, 2016, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$430,438	$49	$(430,487)
Brazilian Real Strategy Fund	70,415	—	(70,415)
Chinese Yuan Strategy Fund	229,813	80,002	(309,815)
Commodity Currency Strategy Fund	36,180	—	(36,180)
Emerging Currency Strategy Fund	344,143	—	(344,143)
Indian Rupee Strategy Fund	53,254	—	(53,254)
Asia Local Debt Fund	22,776,271	3,869,687	(26,645,958)
Australia & New Zealand Debt Fund	(234,718)	1,372,732	(1,138,014)
U.S. Aggregate Bond Enhanced Yield Fund	94,416	(94,416)	—
U.S. Aggregate Bond Negative Duration Fund	26,463	(26,464)	1
U.S. Aggregate Bond Zero Duration Fund	46,956	(46,956)	—
Floating Rate Treasury Fund	—	—	—
High Yield Bond Negative Duration Fund	—	238,252	(238,252)
High Yield Bond Zero Duration Fund	—	144,750	(144,750)
Emerging Markets Corporate Bond Fund	—	1,911,983	(1,911,983)
Emerging Markets Local Debt Fund	25,663,072	107,222,316	(132,885,388)
Japan Interest Rate Strategy Fund (consolidated)	15,727	194,956	(210,683)
Strategic Corporate Bond Fund	2,953	(2,953)	—
Unconstrained Bond Fund	(906)	906	—
CBOE S&P 500 PutWrite Strategy Fund	7,402	(15,434)	8,032
Global Real Return Fund (consolidated)	86,000	(98,747)	12,747
Managed Futures Strategy Fund (consolidated)	1,678,285	(5,902,683)	4,224,398

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, redemptions-in-kind, the utilization of earnings and profits distributed to shareholders on redemption of shares, foreign capital gains tax, paydowns, net operating losses, and net operating loss offsets.

No provision for U.S. federal income taxes has been made in the accompanying financial statements because each Fund has elected and intends to continue to qualify for the tax treatment applicable to RICs under the Code. Under existing law, if each Fund so qualifies, it will not be subject to U.S. federal income tax on net investment income and capital gains distributed to Fund shareholders.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2016, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2016, remains subject to examination by taxing authorities.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	143

Notes to Financial Statements (concluded)

7. RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). This is an update to ASC 820. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 also limits certain disclosures to investments for which the entity has elected to measure the fair value using the practical expedient. ASU 2015-07 will be effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years (earlier application is also permitted). WTAM has evaluated ASU 2015-07 and determined that there is no impact on the Trust’s financial statements.

8. SUBSEQUENT EVENTS

The Board of Trustees, after careful consideration, has determined to close the Commodity Currency Strategy Fund and the Japan Interest Rate Strategy Fund (consolidated).

The last day of secondary market trading of shares of the Funds on their respective exchanges was September 22, 2016. Shareholders were able to sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. Each Fund was closed to new investors as of September 22, 2016. Beginning on or about this date, each Fund was in the process of liquidating its portfolio assets. This caused each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders remaining in the Funds had their shares automatically redeemed and received cash in an amount equal to the net asset value of their shares as of the close of business on September 28, 2016. This amount included any accrued capital gains and dividends. Shareholders remaining in the Funds were not charged any transaction fees by the Funds.

Whether an investor sold their shares or were automatically redeemed, an investor will generally recognize a capital gain (or loss) equal to the amount received above (or below) the adjusted cost basis in such shares.

On September 29, 2016, as a result of a redemption by an Authorized Participant, 7,400,000 shares, representing approximately 88% of the total outstanding shares of the Australia & New Zealand Debt Fund, were redeemed at net asset value. The redemption was effectuated by delivering portfolio securities in-kind and a nominal amount of cash representing the net asset value of the shares redeemed as of the close of business on September 29, 2016. Any realized gains and losses on portfolio sales resulting from the in-kind capital share redemption will not be recognized by the Australia & New Zealand Debt Fund for tax purposes. The redemption did not adversely impact the Australia & New Zealand Debt Fund’s ability to continue as a going concern.

144	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Commodity Currency Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Indian Rupee Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund, WisdomTree Western Asset Unconstrained Bond Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Global Real Return Fund (consolidated), WisdomTree Managed Futures Strategy Fund (consolidated), twenty-two of the investment funds constituting the WisdomTree Trust (the “Trust”), as of August 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Commodity Currency Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Indian Rupee Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Japan Interest Rate Strategy Fund (consolidated), WisdomTree Strategic Corporate Bond Fund, WisdomTree Western Asset Unconstrained Bond Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Global Real Return Fund (consolidated), WisdomTree Managed Futures Strategy Fund (consolidated), twenty-two of the investment funds constituting the WisdomTree Trust, at August 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2016

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	145

Approval of Investment Advisory Agreement (unaudited)

Consideration of the Approval of Investment Advisory Agreement with respect to the WisdomTree Managed Futures Strategy Fund (consolidated) (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on June 15-16, 2016, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the amendment of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) provides the Fund with investment advisory services. WTAM representatives discussed with the Board its proposal to lower the advisory fee paid to WTAM by the Fund pursuant to the Advisory Agreement from 0.95% to 0.75% of the value of the Fund’s average net assets while also implementing a contractual fee waiver of 0.10%, which would be effective on or around June 30, 2016. WTAM representatives noted that the Board previously approved in May 2016 a contractual fee waiver of 0.30% through December 31, 2017, which was scheduled to take effect on or around June 30, 2016, and explained that the proposed fee reduction and fee waiver, if approved by the Board, would supersede the pending fee waiver. WTAM representatives reminded the Trustees that the Board previously approved in March 2016 changing the Fund’s investment strategy so that the Fund, effective on or around June 30, 2016, will seek to provide returns that correspond to the performance of a new proprietary WisdomTree benchmark index. WTAM representatives stated that no change was proposed to the sub-advisory fee payable by WTAM to the Fund’s sub-adviser, Mellon Capital Management Corporation (the “Sub-Adviser”), for providing services to the Fund. Since the Board had approved the renewal of the Advisory Agreement at a meeting held on September 21-22, 2015 (the “September Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the September Meeting.

In considering whether to approve the amendment to the Advisory Agreement, the Trustees considered and discussed a memorandum discussing the proposed new fee structure provided by WTAM and information provided by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM. In considering the approval of the amendment of the Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. WTAM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by WTAM. The nature, extent and quality of services provided had been considered at the September Meeting, and there had been no material changes in this information.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. The Board had considered the Fund’s performance at the September Meeting. The Board also noted that, as the Fund’s new investment strategy will be implemented on or around June 30, 2016, the current performance of the Fund was not a significant factor for the Board’s consideration.

The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid to WTAM by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board noted that WTAM had previously agreed to waive receipt of a portion of the Fund’s advisory fee, from on or around June 30, 2016 until December 31, 2017, in the amount of 0.30% of the value of the Fund’s average net assets, which would reduce the Fund’s effective advisory fee rate in the same amount as the proposed new fee structure. The Board considered that although the proposed new fee structure would not reduce the effective advisory fee rate payable by the Fund to WTAM or the Fund’s expense ratio to a greater degree than the pending fee waiver, the proposed new fee structure would provide more certainty to investors as to what fees the Fund may incur in the future as compared to implementing the pending fee waiver. The Board concluded that the proposed change did not alter the conclusions the Board had reached at the September Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to WTAM at the September Meeting. WTAM representatives noted that the proposed new fee structure would result in a reduction in the fees paid to WTAM by the Fund equal to the pending fee waiver (and therefore would have the same impact on profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the September Meeting.

*    *    *    *    *    *

In evaluating the Advisory Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM, of other funds advised by WTAM. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve amendment of the Advisory Agreement for the Fund.

146	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	97	Trustee, Vericimetry Funds (2011-2014)

Joel Goldberg# (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	97	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid- Hudson Region)

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	97	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	97	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	97	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame, Member of the Board of Directors of the New York Society of Security Analysts (NYSSA)

*	As of August 31, 2016.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance and Nominating Committee.

‡	Chair of the Investment Committee.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	147

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	97	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	97	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	97	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	97	None

Sarah English** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	97	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	97	None

*	As of August 31, 2016.

**	Elected by and serves at the pleasure of the Board.

148	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2016 from qualified short-term gains and qualified interest income:

Fund	Qualified Interest Income
U.S. Dollar Bullish Fund	22.00%
Brazilian Real Strategy Fund	0.00%
Chinese Yuan Strategy Fund	0.00%
Commodity Currency Strategy Fund	0.00%
Emerging Currency Strategy Fund	0.00%
Indian Rupee Strategy Fund	0.00%
Asia Local Debt Fund	0.00%
Australia & New Zealand Debt Fund	0.00%
U.S. Aggregate Bond Enhanced Yield Fund	88.50%
U.S. Aggregate Bond Negative Duration Fund	100.00%
U.S. Aggregate Bond Zero Duration Fund	91.13%
Floating Rate Treasury Fund	0.00%
High Yield Bond Negative Duration Fund	88.67%
High Yield Bond Zero Duration Fund	87.12%
Emerging Markets Corporate Bond Fund	3.86%
Emerging Markets Local Debt Fund	0.00%
Japan Interest Rate Strategy Fund (consolidated)	0.00%
Strategic Corporate Bond Fund	61.16%
Unconstrained Bond Fund	66.41%
CBOE S&P 500 PutWrite Strategy Fund[1]	0.00%
Global Real Return Fund (consolidated)	14.71%
Managed Futures Strategy Fund (consolidated)	0.00%
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended August 31, 2016, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Commodity Currency Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Indian Rupee Strategy Fund	—	—
Asia Local Debt Fund	926,844	46,842
Australia & New Zealand Debt Fund	—	—
U.S. Aggregate Bond Enhanced Yield Fund	—	—
U.S. Aggregate Bond Negative Duration Fund	—	—
U.S. Aggregate Bond Zero Duration Fund	—	—
Floating Rate Treasury Fund	—	—
High Yield Bond Negative Duration Fund	—	—
High Yield Bond Zero Duration Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	24,717,110	603,942

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	149

Supplemental Information (unaudited) (concluded)

Fund	Gross Foreign Income	Foreign Taxes Paid
Japan Interest Rate Strategy Fund (consolidated)	$—	$—
Strategic Corporate Bond Fund	—	—
Unconstrained Bond Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund[1]	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

150	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	151

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2016:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree High Dividend Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Local Recovery Fund (EZR)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Global ex-U.S. Hedged Dividend Fund (DXUS)

WisdomTree Global ex-U.S. Hedged Real Estate Fund (HDRW)

WisdomTree Global Hedged SmallCap Dividend Fund (HGSD)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Equity Fund (HDWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International Hedged SmallCap Dividend Fund (HDLS)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan Quality Dividend Growth Fund (JDG)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree Global SmallCap Dividend Fund (GSD)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Dollar Sensitive Equity Funds

WisdomTree Strong Dollar Emerging Markets Equity Fund (EMSD)

WisdomTree Strong Dollar U.S. Equity Fund (USSD)

WisdomTree Weak Dollar U.S. Equity Fund (USWD)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Western Asset Unconstrained Bond Fund (UBND)

WisdomTree Alternative Funds

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Coal Fund (TONS)

WisdomTree Continuous Commodity Index Fund (GCC)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. One of the risks associated with the Managed Futures Strategy Fund (WDTI) and the Global Real Return Fund (RRF) is the complexity of the different factors which contribute to each Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds, WDTI or RRF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Brazilian Real Strategy Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Commodity Currency Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Indian Rupee Strategy Fund

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Strategic Corporate Bond Fund

WisdomTree Western Asset Unconstrained Bond Fund

Alternative Funds

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-1863

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $543,302 for 2016 and $509,120 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $163,165 for 2016 and $160,400 for 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $163,165 for 2016 and $160,400 for 2015.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 4, 2016

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 4, 2016